Free Writing Prospectus	Filed Pursuant to Rule 433
(To the Prospectus dated February 10, 2009, and	Registration No. 333-145845
the Prospectus Supplement dated March 1, 2010)

March 8, 2010

BARCLAYS BANK PLC

Barclays Reverse Convertible NotesSM	All Asset Classes and Structures Under One RoofSM

Terms used in this free writing prospectus are described or defined in the prospectus supplement. The reverse convertible notes (the “Notes”) offered will have the terms described in the prospectus supplement and the prospectus, as supplemented by this free writing prospectus. THE NOTES DO NOT GUARANTEE ANY RETURN OF PRINCIPAL AT MATURITY.

Each reference asset below is in the form of a linked share and represents a separate Note offering. The purchaser of a Note will acquire a security linked to a single linked share (not a basket or index of linked shares). The following terms relate to each separate Note offering:

•	Issuer: Barclays Bank PLC (Rated AA-/Aa3)‡

•	Issue date: March 31, 2010

•	Initial valuation date: March 26, 2010

•	Final valuation date: September 27, 2010

•	Maturity date: September 30, 2010

•	Initial price: Closing price of the linked share on the initial valuation date.

•	Final price: Closing price of the linked share on the final valuation date.

•	Protection price: The protection level multiplied by the initial price, rounded to the nearest cent as appropriate.

•	Interest payment dates: Paid monthly in arrears on the same day of the month as the issue date and calculated on a 30/360 basis, commencing on the month following the issue date.

•	Initial public offering price: 100%

•	Tax allocation of coupon rate:

Deposit income*: TBD

Put premium: The coupon rate minus the deposit income.

‡

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. The ratings mentioned in this paragraph are subject to downward revision, suspension or withdrawal at any time by the assigning rating organization and are not a recommendation to buy, sell or hold securities.

The following terms relate to the specific Note offering for each respective linked share:

Linked Share	Initial Share Price	Page Number	Ticker Symbol	Principal Amount	Coupon Rate*	Protection Level	Percentage Proceeds to Issuer	Aggregate Proceeds to Issuer	Percentage Discount or Commission**	Aggregate Discount or Commission**	Note Issuance#	CUSIP/ISIN
Alcoa Inc.	TBD	FWP-11	AA	TBD	11.50%	80.0%	TBD	TBD	TBD	TBD	E-4652	06740J3Z1/ US06740J3Z11
Arch Coal, Inc.	TBD	FWP-13	ACI	TBD	14.00%	80.0%	TBD	TBD	TBD	TBD	E-4653	06740J4A5/ US06740J4A50
AK Steel Holding Corporation	TBD	FWP-15	AKS	TBD	12.25%	75.0%	TBD	TBD	TBD	TBD	E-4654	06740J4B3/ US06740J4B34
Abercrombie & Fitch Co. (Class A)	TBD	FWP-17	ANF	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-4655	06740J4C1/ US06740J4C17
Apollo Group, Inc.	TBD	FWP-19	APOL	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-4656	06740J4D9/ US06740J4D99
Yamana Gold, Inc.	TBD	FWP-21	AUY	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4657	06740J4E7/ US06740J4E72
Baidu, Inc. (ADR)	TBD	FWP-23	BIDU	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-4658	06740J4F4/ US06740J4F48
Peabody Energy Corporation	TBD	FWP-25	BTU	TBD	12.00%	80.0%	TBD	TBD	TBD	TBD	E-4659	06740J4G2/ US06740J4G21
Bucyrus International, Inc.	TBD	FWP-27	BUCY	TBD	10.50%	75.0%	TBD	TBD	TBD	TBD	E-4660	06740J4H0/ US06740J4H04
The Blackstone Group L.P.	TBD	FWP-29	BX	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4661	06740J4J6/ US06740J4J69
CB Richard Ellis Group, Inc	TBD	FWP-31	CBG	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4662	06740J4K3/ US06740J4K33

Chicago Bridge & Iron Company N.V.	TBD	FWP-33	CBI	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4663	06740J4L1/ US06740J4L16
Cliffs Natural Resources Inc.	TBD	FWP-35	CLF	TBD	11.25%	75.0%	TBD	TBD	TBD	TBD	E-4664	06740J4M9/ US06740J4M98
Consol Energy Inc.	TBD	FWP-37	CNX	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4665	06740J4N7/ US06740J4N71
Capital One Financial Corporation	TBD	FWP-39	COF	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-4666	06740J4P2/ US06740J4P20
Cabot Oil & Gas Corporation	TBD	FWP-41	COG	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-4667	06740J4Q0/ US06740J4Q03
Cree, Inc.	TBD	FWP-43	CREE	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4668	06740J4R8/ US06740J4R85
salesforce.com, inc.	TBD	FWP-45	CRM	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-4669	06740J4S6/ US06740J4S68
Carpenter Technology Corporation	TBD	FWP-47	CRS	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-4670	06740J4T4/ US06740J4T42
CEMEX, S.A.B. de C.V.	TBD	FWP-49	CX	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4671	06740J4U1/ US06740J4U15
Cyberonics, Inc.	TBD	FWP-51	CYBX	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4672	06740J4V9/ US06740J4V97
Community Health Systems, Inc.	TBD	FWP-53	CYH	TBD	8.00%	80.0%	TBD	TBD	TBD	TBD	E-4673	06740J4W7/ US06740J4W70
Discover Financial Services	TBD	FWP-55	DFS	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-4674	06740J4X5/ US06740J4X53
Denbury Resources Inc.	TBD	FWP-57	DNR	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4675	06740J4Y3/ US06740J4Y37
Diana Shipping Inc.	TBD	FWP-59	DSX	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4676	06740J4Z0/ US06740J4Z02
Brinker International, Inc.	TBD	FWP-61	EAT	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-4677	06740J5A4/ US06740J5A42
Eldorado Gold Corp.	TBD	FWP-63	EGO	TBD	9.00%	75.0%	TBD	TBD	TBD	TBD	E-4678	06740J5B2/ US06740J5B25
Expedia, Inc.	TBD	FWP-65	EXPE	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-4679	06740J5C0/ US06740J5C08
Freeport-McMoRan Copper & Gold Inc.	TBD	FWP-67	FCX	TBD	12.75%	80.0%	TBD	TBD	TBD	TBD	E-4680	06740J5D8/ US06740J5D80
Fifth Third Bancorp	TBD	FWP-69	FITB	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4681	06740J5E6/ US06740J5E63
First Solar, Inc.	TBD	FWP-71	FSLR	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4682	06740J5F3/ US06740J5F39
Forest Oil Corporation	TBD	FWP-73	FST	TBD	11.50%	80.0%	TBD	TBD	TBD	TBD	E-4683	06740J5G1/ US06740J5G12
Frontier Oil Corporation	TBD	FWP-75	FTO	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4684	06740J5H9/ US06740J5H94
Green Mountain Coffee Roasters, Inc.	TBD	FWP-77	GMCR	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4685	06740J5J5/ US06740J5J50
GameStop Corp. (Class A)	TBD	FWP-79	GME	TBD	8.00%	80.0%	TBD	TBD	TBD	TBD	E-4686	06740J5K2/ US06740J5K24
The Goodyear Tire & Rubber Company	TBD	FWP-81	GT	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4687	06740J5L0/ US06740J5L07
The Hartford Financial Services Group, Inc.	TBD	FWP-83	HIG	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4688	06740J5M8/ US06740J5M89
Holly Corporation	TBD	FWP-85	HOC	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4689	06740J5N6/ US06740J5N62

International Paper Co.	TBD	FWP-87	IP	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4690	06740J5P1/ US06740J5P11
Intrepid Potash, Inc.	TBD	FWP-89	IPI	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4691	06740J5Q9/ US06740J5Q93
Jones Apparel Group, Inc.	TBD	FWP-91	JNY	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4692	06740JZF0/ US06740JZF01
Joy Global Inc.	TBD	FWP-93	JOYG	TBD	12.00%	80.0%	TBD	TBD	TBD	TBD	E-4693	06740J5R7/ US06740J5R76
KeyCorp	TBD	FWP-95	KEY	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-4694	06740J5S5/ US06740J5S59
Kinross Gold Corporation	TBD	FWP-97	KGC	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4695	06740J5T3/ US06740J5T33
Lincoln National Corp.	TBD	FWP-99	LNC	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4696	06740J5U0/ US06740J5U06
Las Vegas Sands Corp.	TBD	FWP-101	LVS	TBD	12.50%	75.0%	TBD	TBD	TBD	TBD	E-4697	06740J5V8/ US06740J5V88
Lexmark International, Inc.	TBD	FWP-103	LXK	TBD	8.00%	80.0%	TBD	TBD	TBD	TBD	E-4698	06740J5W6/ US06740J5W61
Masco Corporation	TBD	FWP-105	MAS	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4699	06740J5X4/ US06740J5X45
Mariner Energy, Inc.	TBD	FWP-107	ME	TBD	10.25%	75.0%	TBD	TBD	TBD	TBD	E-4700	06740J5Y2/ US06740J5Y28
The Mosaic Company	TBD	FWP-109	MOS	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4701	06740J5Z9/ US06740J5Z92
Motorola, Inc.	TBD	FWP-111	MOT	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4702	06740J6A3/ US06740J6A33
Marvell Technology Group Ltd.	TBD	FWP-113	MRVL	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4703	06740J6B1/ US06740J6B16
Navistar International Corporation	TBD	FWP-115	NAV	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-4704	06740J6C9/ US06740J6C98
Nabors Industries Ltd.	TBD	FWP-117	NBR	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4705	06740J6D7/ US06740J6D71
Netflix, Inc.	TBD	FWP-119	NFLX	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4706	06740J6E5/ US06740J6E54
Newfield Exploration Company	TBD	FWP-121	NFX	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4707	06740J6F2/ US06740J6F20
Old Dominion Freight Line, Inc.	TBD	FWP-123	ODFL	TBD	8.25%	80.0%	TBD	TBD	TBD	TBD	E-4708	06740J6G0/ US06740J6G03
OfficeMax Incorporated	TBD	FWP-125	OMX	TBD	13.00%	75.0%	TBD	TBD	TBD	TBD	E-4709	06740J6H8/ US06740J6H85
Och-Ziff Capital Management Group LLC	TBD	FWP-127	OZM	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4710	06740J6J4/ US06740J6J42
Palm, Inc.	TBD	FWP-129	PALM	TBD	20.00%	70.0%	TBD	TBD	TBD	TBD	E-4711	06740J6K1/ US06740J6K15
priceline.com Incorporated	TBD	FWP-131	PCLN	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-4712	06740J6L9/ US06740J6L97
Principal Financial Group, Inc.	TBD	FWP-133	PFG	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4713	06740J6M7/ US06740J6M70
Potash Corporation of Saskatchewan Inc.	TBD	FWP-135	POT	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4714	06740J6N5/ US06740J6N53
Patterson-UTI Energy, Inc.	TBD	FWP-137	PTEN	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4715	06740J6P0/ US06740J6P02
Pioneer Natural Resources Company	TBD	FWP-139	PXD	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4716	06740J6Q8/ US06740J6Q84

Plains Exploration & Production Company	TBD	FWP-141	PXP	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4717	06740J6R6/ US06740J6R67
Royal Caribbean Cruises Ltd.	TBD	FWP-143	RCL	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4718	06740J6S4/ US06740J6S41
Silver Wheaton Corp.	TBD	FWP-145	SLW	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4719	06740J6T2/ US06740J6T24
SanDisk Corporation	TBD	FWP-147	SNDK	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-4720	06740J6U9/ US06740J6U96
Steel Dynamics, Inc.	TBD	FWP-149	STLD	TBD	9.50%	75.0%	TBD	TBD	TBD	TBD	E-4721	06740J6V7/ US06740J6V79
Seagate Technology	TBD	FWP-151	STX	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4722	06740J6W5/ US06740J6W52
SAVVIS, Inc.	TBD	FWP-153	SVVS	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4723	06740J6X3/ US06740J6X36
SolarWinds, Inc.	TBD	FWP-155	SWI	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4724	06740J6Y1/ US06740J6Y19
Skyworks Solutions, Inc.	TBD	FWP-157	SWKS	TBD	9.25%	80.0%	TBD	TBD	TBD	TBD	E-4725	06740J6Z8/ US06740J6Z83
Terex Corporation	TBD	FWP-159	TEX	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4726	06740J7A2/ US06740J7A24
Titanium Metals Corporation	TBD	FWP-161	TIE	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4727	06740J7B0/ US06740J7B07
TRW Automotive Holdings Corp.	TBD	FWP-163	TRW	TBD	10.50%	75.0%	TBD	TBD	TBD	TBD	E-4728	06740J7C8/ US06740J7C89
Trina Solar Limited (ADR)	TBD	FWP-165	TSL	TBD	18.00%	75.0%	TBD	TBD	TBD	TBD	E-4729	06740J7D6/ US06740J7D62
Tesoro Corporation	TBD	FWP-167	TSO	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4730	06740J7E4/ US06740J7E46
Textron Inc.	TBD	FWP-169	TXT	TBD	9.25%	80.0%	TBD	TBD	TBD	TBD	E-4731	06740J7F1/ US06740J7F11
UAL Corporation	TBD	FWP-171	UAUA	TBD	20.00%	75.0%	TBD	TBD	TBD	TBD	E-4732	06740J7G9/ US06740J7G93
Vertex Pharmaceuticals Incorporated	TBD	FWP-173	VRTX	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4733	06740J7H7/ US06740J7H76
MEMC Electronic Materials, Inc.	TBD	FWP-175	WFR	TBD	9.25%	75.0%	TBD	TBD	TBD	TBD	E-4734	06740J7J3/ US06740J7J33
Weatherford International Ltd.	TBD	FWP-177	WFT	TBD	10.0%	80.0%	TBD	TBD	TBD	TBD	E-4735	06740J7K0/ US06740J7K06
Walter Energy, Inc.	TBD	FWP-179	WLT	TBD	10.50%	75.0%	TBD	TBD	TBD	TBD	E-4736	06740J7L8/ US06740J7L88
United States Steel Corporation	TBD	FWP-181	X	TBD	12.50%	75.0%	TBD	TBD	TBD	TBD	E-4737	06740J7M6/ US06740J7M61\

*	Annualized Rate
**	Barclays Capital Inc. will receive commissions from the Issuer equal to TBD% of the principal amount of the notes, or $TBD per $1,000 principal amount, and may retain all or a portion of these commissions or use all or a portion of these commissions to pay selling concessions or fees to other dealers. Accordingly, the percentage and total proceeds to Issuer listed herein is the minimum amount of proceeds that Issuer receives.

See “Risk Factors” in this free writing prospectus and beginning on page FWP-6 of the prospectus supplement for a description of risks relating to an investment in the Notes.

The Notes will not be listed on any U.S. securities exchange or quotation system. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Notes constitute our direct, unconditional, unsecured and unsubordinated obligations and are not deposit liabilities of Barclays Bank PLC and are not insured by the U.S. Federal Deposit Insurance Corporation or any other governmental agency of the United States, the United Kingdom or any other jurisdiction.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus dated February 10, 2009, the prospectus supplement dated March 1, 2010, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. Buyers should rely upon the prospectus, prospectus supplement and any relevant free writing prospectus or pricing supplement for complete details. You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, the prospectus supplement, the pricing supplement and this free writing prospectus if you request it by calling your Barclays Bank PLC sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital Inc., 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

GENERAL TERMS FOR EACH NOTES OFFERING

This free writing prospectus relates to separate Note offerings, each linked to a different linked share. The purchaser of a Note will acquire a security linked to a single linked share (not to a basket or index of linked shares) identified on the cover page. You may participate in any one of the Notes offerings or, at your election, in more than one. We reserve the right to withdraw, cancel or modify any offering and to reject orders in whole or in part. Although each Note offering relates only to the individual linked share identified on the cover page, you should not construe that fact as a recommendation as to the merits of acquiring an investment linked to any of those linked shares or as to the suitability of an investment in the Notes.

You should read this document together with the prospectus and the prospectus supplement. You should carefully consider, among other things, the matters set forth in “Risk Factors” in the prospectus supplement, as the Notes involve risks not associated with conventional debt securities. We urge you to consult your investment, legal, tax, accounting and other advisers before you invest in the Notes. The prospectus and the prospectus supplement may be accessed on the SEC website at www.sec.gov as follows:

Prospectus dated February 10, 2009:

http://www.sec.gov/Archives/edgar/data/312070/000119312509023285/dposasr.htm

Prospectus Supplement dated March  1, 2010:

http://www.sec.gov/Archives/edgar/data/312070/000119312510043357/d424b3.htm

PROGRAM CREDIT RATING

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. An AA rating from S&P generally indicates that the issuer’s capacity to meet its financial commitment on the obligations is very strong. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. An Aa3 rating by Moody’s indicates that the rated securities are currently judged by Moody’s to be obligations of high quality and are subject to very low credit risk. The ratings mentioned in this paragraph are a statement of opinion and not a statement of fact and are subject to downward revisions, suspension or withdrawal at any time by the assigning rating agency and are not a recommendation to buy, sell or hold securities.

RISK FACTORS

We urge you to read the section “Risk Factors” beginning on page S-5 of the prospectus supplement as the following highlights some, but not all, of the risk considerations relevant to investing in the Notes. In particular we urge you to read the risk factors discussed under the following headings:

•	“Risk Factors—Risks Relating to All Securities”;

•

“Risk Factors—Additional Risks Relating to Securities with Reference Assets That Are Equity Securities or Shares or Other Interests in Exchange-Traded Funds, That Contain Equity Securities or Shares or Other Interests in Exchange-Traded Funds or That Are Based in Part on Equity Securities or Shares or Other Interests in Exchange-Traded Funds”;

•	“Risk Factors—Additional Risks Relating to Notes Which Are Not Fully Principal Protected or Are Partially Protected or Contingently Protected”; and

•	“Risk Factors—Additional Risks Relating to Securities with a Barrier Percentage or a Barrier Level”.

Credit of Issuer — The Notes are senior unsecured debt obligations of the issuer, Barclays Bank PLC and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the Notes depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. In the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the Notes.

FWP-6

Suitability of Notes for Investment—You should reach a decision to invest in the Notes after carefully considering, with your advisors, the suitability of the Notes in light of your investment objectives and the specific information set out in this free writing prospectus, the applicable pricing supplement, the prospectus supplement and the prospectus. Neither the Issuer nor any dealer participating in the offering makes any recommendation as to the suitability of the Notes for investment.

No Principal Protection—The principal amount of your investment is not protected and you may receive less, and possibly significantly less, than the amount you invest.

Return Limited to Coupon—Your return is limited to the coupon payments. You will not participate in any appreciation in the price of the linked share.

No Secondary Market—Upon issuance, the Notes will not have an established trading market.

Market Disruption Events and Adjustments—The calculation agent may adjust any variable described in this free writing prospectus, including but not limited to the final valuation date, the initial price, the final price, the protection level, the protection price, the physical delivery amount and any combination thereof as described in the following sections of the accompanying prospectus supplement.

•

For a description of what constitutes a market disruption event and the consequences thereof, see “Reference Assets—Equity Securities—Market Disruption Events Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Market Disruption Events for Securities with the Reference Asset Comprised of Shares or Other Interests in an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds; and

•

For a description of further adjustments that may affect the linked share, see “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Adjustments Relating to Securities with the Reference Asset Comprised of an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds.

Taxes—We intend to treat each Note as a put option written by you in respect of the reference asset and a deposit with us of cash in an amount equal to the principal amount of the Note to secure your potential obligation under the put option. Pursuant to the terms of the Notes, you agree to treat the Notes in accordance with this characterization for all U.S. federal income tax purposes. However, because there are no regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes, other characterizations and treatments are possible. See “Certain U.S. Federal Income Tax Considerations” below.

SUMMARY

Principal Payment at Maturity

A $1,000 investment in the Notes will pay $1,000 at maturity unless: (a) the final price of the linked shares is lower than the initial price of the linked shares; and (b) between the initial valuation date and the final valuation date, inclusive, the closing price of the linked shares on any day is below the protection price.

If the conditions described in (a) and (b) are both true, at maturity you will receive, at our election, instead of the full principal amount of your Notes, either (i) the physical delivery amount (fractional shares to be paid in cash in an amount equal to the fractional shares multiplied by the final price), or (ii) a cash amount equal to the principal amount you invested reduced by the percentage decrease in the price of the linked share.

If you receive shares of the linked shares in lieu of the principal amount of your Notes at maturity, the value of your investment will approximately equal the market value of the shares of the linked shares you receive, which could be substantially less than the value of your original investment. You may lose some or all of your principal if you invest in the Notes.

Interest

The Notes will bear interest, if any, from the issue date specified on the front cover at the coupon rate specified on the front cover of this free writing prospectus. The interest paid, if any, will include interest accrued from the issue date or the prior interest payment date, as the case may be, to, but excluding, the relevant interest payment date or maturity date. No interest will accrue and be payable on your Notes after the maturity date specified on the front cover if such maturity date is extended or if the final valuation date is extended. A “business day” is any day that is a Monday, Tuesday,

FWP-7

Wednesday, Thursday or Friday that is not a day on which the banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close. See generally “Interest Mechanics” in the prospectus supplement.

Physical Delivery Amount

The physical delivery amount will be calculated by the calculation agent by dividing the principal amount of your Notes by the initial price of the linked shares. The physical delivery amount, the initial price of the linked shares and other amounts may change due to stock splits or other corporate actions. See “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” in the accompanying prospectus supplement.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

You should carefully consider, among other things, the matters set forth in “Certain U.S. Federal Income Tax Considerations” in the prospectus supplement. The following discussion summarizes certain of the material U.S. federal income tax consequences of the purchase, beneficial ownership, and disposition of Notes.

There are no statutory provisions, regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes. Under one reasonable approach, each Note should be treated as a put option written by you (the “Put Option”) that permits us to (1) sell the reference asset to you at maturity for an amount equal to the Deposit (as defined below), plus any accrued and unpaid interest, acquisition discount and/or original issue discount on the Deposit, or (2) “cash settle” the Put Option (i.e., require you to pay to us at maturity the difference between the Deposit (plus any accrued and unpaid interest, acquisition discount, and/or original issue discount on the Deposit) and the value of the reference asset at such time), and a deposit with us of cash in an amount equal to the “issue price” or purchase price of your Note (the “Deposit”) to secure your potential obligation under the Put Option. We intend to treat the Notes consistent with this approach. However, other reasonable approaches are possible. Pursuant to the terms of the Notes, you agree to treat the Notes as cash deposits and put options with respect to the reference asset for all U.S. federal income tax purposes. Because the term of the Notes is less than one year, we intend to treat the Deposits as “short-term debt instruments” for U.S. federal income tax purposes. Please see the discussion under the heading “Certain U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of the Notes as Indebtedness for U.S. Federal Income Tax Purposes—Short-Term Obligations” in the accompanying prospectus supplement for certain U.S. federal income tax considerations applicable to short-term obligations.

On the cover page we have determined the yield on the Deposit and the Put Premium, as described in the section of the accompanying prospectus supplement called “Certain U.S. Federal Income Tax Considerations—Certain Notes Treated as Deposits and Put Options”. If the Internal Revenue Service (the “IRS”) were successful in asserting an alternative characterization for the Notes, the timing and character of income on the Notes might differ.

On December 7, 2007, the Internal Revenue Service released a notice that may affect the taxation of holders of certain notes (which may include the Notes). According to the notice, the Internal Revenue Service and the Treasury Department are actively considering whether a holder of such notes should be required to accrue ordinary income on a current basis, and they are seeking comments on the subject. It is not possible to determine what guidance they will ultimately issue, if any.

It is possible, however, that under such guidance, holders of such notes will ultimately be required to accrue income currently and this could be applied on a retroactive basis. The Internal Revenue Service and the Treasury Department are also considering other relevant issues, including whether additional gain or loss from such instruments should be treated as ordinary or capital, whether foreign holders of such instruments should be subject to withholding tax on any deemed income accruals, and whether the special “constructive ownership rules” of Section 1260 of the Internal Revenue Code (which are discussed further in the prospectus supplement) might be applied to such instruments. It is unclear whether any regulations or other guidance would apply to the Notes (possibly on a retroactive basis). Prospective investors are urged to consult their tax advisors regarding the notice and the possible effect to them of the issuance of regulations or other guidance that affects the federal income tax treatment of the Notes.

We do not plan to request a ruling from the IRS regarding the tax treatment of the Notes, and the IRS or a court may not agree with the tax treatment described in this free writing prospectus.

FWP-8

LINKED SHARE ISSUER AND LINKED SHARE INFORMATION

We urge you to read the following sections in the accompanying prospectus supplement: “Reference Assets—Equity Securities—Reference Asset Issuer and Reference Asset Information” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Reference Asset Investment Company and Reference Asset Information” with respect to linked shares that are exchange-traded funds. Companies with securities registered under the Securities Exchange Act of 1934, as amended, which is commonly referred to as the “Exchange Act”, and the Investment Company Act of 1940, as amended, which is commonly referred to as the “‘40 Act”, are required to periodically file certain financial and other information specified by the SEC. Information provided to or filed with the SEC electronically can be accessed through a website maintained by the SEC. The address of the SEC’s website is http://www.sec.gov. Information provided to or filed with the SEC pursuant to the Exchange Act or the ‘40 Act by a company issuing a linked share can be located by reference to the relevant linked share SEC file number specified below.

The summary information below regarding the companies issuing the linked shares comes from the issuers’ respective SEC filings and has not been independently verified by us. We do not make any representations as to the accuracy or completeness of such information or of any filings made by the issuers of the linked shares with the SEC. You are urged to refer to the SEC filings made by the relevant issuer and to other publicly available information (such as the issuer’s annual report) to obtain an understanding of the issuer’s business and financial prospects. The summary information contained below is not designed to be, and should not be interpreted as, an effort to present information regarding the financial prospects of any issuer or any trends, events or other factors that may have a positive or negative influence on those prospects or as an endorsement of any particular issuer.

Description of Hypothetical Examples

Each linked share described below contains a Table of Hypothetical Values at Maturity, based on the assumptions outlined for each linked share, which demonstrates the return that you would have earned from (i) an investment in the Notes compared to (ii) a direct investment in the linked shares, based on certain percentage changes between the initial price and final price of the linked shares (prior to the deduction of any applicable brokerage fees or charges).

In each Table of Hypothetical Values at Maturity some amounts are rounded and actual returns may be different. The following is a general description of how the hypothetical values in each table were determined.

On the final valuation date, the final price of the linked shares is determined.

If the final price of the linked shares is at or above its initial price, you will receive a payment at maturity of $1,000, regardless of whether the protection price was ever reached or breached during the term of the Notes.

If the final price of the linked shares is below its initial price but the closing price of the linked shares never fell below the protection price during the term of the Notes, you will receive a payment at maturity of $1,000.

If the final price of the linked shares is below its initial price and the closing price of the linked shares fell below the protection price during the term of the Notes, you will receive, at our election, either (a) a number of shares equal to the physical delivery amount, plus a cash amount equal to the fractional shares multiplied by the final price or (b) the cash amount equal to the principal amount that you invested reduced by the percentage decrease in the price of the linked shares.

In any case, you would also have received the applicable interest payments during the term of the Notes. Since the reinvestment rate for each coupon payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes exceeds the dividend yield on the linked shares, the total return on the Notes would be higher relative to the total return of an investment in the linked shares.

If you had invested directly in the linked shares for the same period, you would have received total cash payments representing the number of shares of the linked shares you could have purchased with your $1,000 investment on the initial valuation date (assuming you could invest in fractional shares) multiplied by the final price of the linked shares. In addition, investors will realize a payment in respect of dividends which will equal the dividend yield multiplied by the $1,000 investment. Investors should realize that for purposes of these calculations the dividend yield is calculated as of the initial valuation date and is held constant regardless of the final price of the linked shares.

FWP-9

Since the reinvestment rate for any dividend payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes was less than the dividend yield on the linked shares, the total return on the Notes would be lower relative to the total return of an investment in the linked shares.

In each instance, the percentage gain or loss from an investment in the Notes and a direct investment in the linked shares is set forth below in the Table of Hypothetical Values at Maturity.

SUPPLEMENTAL PLAN OF DISTRIBUTION

We will agree to sell to Barclays Capital Inc. (the “Agent”), and the Agent will agree to purchase from us, the principal amount of the Notes, and at the price, specified on the cover of the related pricing supplement, the document that will be filed pursuant to Rule 424(b) containing the final pricing terms of the Notes. The Agent will commit to take and pay for all of the Notes, if any are taken.

FWP-10

Alcoa Inc.

According to publicly available information, Alcoa Inc. (the “Company”) is a producer of primary aluminum, fabricated aluminum, and alumina, and is active in technology, mining, refining, smelting, fabricating, and recycling. Aluminum and alumina represent approximately three-fourths of the Company’s revenues. Non-aluminum products include precision castings, industrial fasteners, consumer products, food service and flexible packaging products, plastic closures, and electrical distribution systems for cars and trucks. The Company’s products are used worldwide in aircraft, automobiles, commercial transportation, packaging, consumer products, building and construction, and industrial applications.

As of December 31, 2009, the Company was operating in 31 countries. North America is the largest market with 52% of the Company’s revenues. Europe is also a significant market with 27% of the company’s revenues. The Company’s operations consist of five worldwide segments: Alumina, Primary Metals, Flat-Rolled Products, Engineered Solutions, and Packaging and Consumer.

The linked share’s SEC file number is 01-03610.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$39.20	$32.63	$34.69
June 30, 2004	$36.56	$28.53	$33.03
September 30, 2004	$33.68	$29.51	$33.59
December 31, 2004	$34.98	$30.65	$31.42
March 31, 2005	$32.29	$28.30	$30.39
June 30, 2005	$31.79	$25.92	$26.13
September 30, 2005	$29.98	$23.99	$24.42
December 30, 2005	$29.84	$22.29	$29.57
March 31, 2006	$32.19	$28.39	$30.56
June 30, 2006	$36.96	$28.55	$32.36
September 29, 2006	$34.00	$26.60	$28.04
December 29, 2006	$31.30	$26.39	$30.01
March 30, 2007	$36.05	$28.09	$33.90
June 29, 2007	$42.90	$33.63	$40.53
September 28, 2007	$48.77	$30.25	$39.12
December 31, 2007	$40.70	$33.22	$36.55
March 31, 2008	$39.67	$26.69	$36.06
June 30, 2008	$44.76	$33.65	$35.62
September 30, 2008	$35.66	$21.03	$22.58
December 31, 2008	$22.30	$6.82	$11.26
March 31, 2009	$12.44	$4.98	$7.34
June 30, 2009	$12.38	$7.04	$10.33
September 30, 2009	$14.84	$8.96	$13.12
December 31, 2009	$16.51	$11.89	$16.12
March 2, 2010*	$17.60	$12.26	$13.24

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AA

Initial price: $13.24

Protection level: 80.00%

Protection price: $10.59

Physical delivery amount: 75($1,000/Initial price)

Fractional shares: 0.528701

Coupon: 11.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.90% per annum

Coupon amount monthly: $9.58

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.75%		100.45%
+90%	5.75%		90.45%
+80%	5.75%		80.45%
+70%	5.75%		70.45%
+60%	5.75%		60.45%
+50%	5.75%		50.45%
+40%	5.75%		40.45%
+30%	5.75%		30.45%
+20%	5.75%		20.45%
+10%	5.75%		10.45%
+5%	5.75%		5.45%

0%	5.75%		0.45%

	Protection Price Ever Breached?
	NO	YES
-5%	5.75%	0.75%	-4.55%
-10%	5.75%	-4.25%	-9.55%
-20%	5.75%	-14.25%	-19.55%
-30%	N/A	-24.25%	-29.55%
-40%	N/A	-34.25%	-39.55%
-50%	N/A	-44.25%	-49.55%
-60%	N/A	-54.25%	-59.55%
-70%	N/A	-64.25%	-69.55%
-80%	N/A	-74.25%	-79.55%
-90%	N/A	-84.25%	-89.55%
-100%	N/A	-94.25%	-99.55%

FWP-11

Arch Coal, Inc.

According to publicly available information, Arch Coal, Inc. (the “Company”) is one of the largest coal producers in the United States. At December 31, 2009, the company operated 19 active mines located in each of the major low-sulfur coal-producing regions of the United States. The Company sells substantially all of its coal to to power plants, steel mills and industrial facilities. For the year ended December 31, 2009, the Company sold approximately 126.1 million tons of coal, including approximately 7.5 million tons of coal purchased from third parties, fueling approximately 12.7% of all electricity generated in the United States. The locations of its mines enable the Company to ship coal to most of the major coal-fueled power plants in the United States.

The Company was organized in Delaware in 1969 as Arch Mineral Corporation.

The linked share’s SEC file number is 1-13105.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$16.45	$13.10	$15.70
June 30, 2004	$18.50	$13.87	$18.30
September 30, 2004	$18.43	$15.05	$17.75
December 31, 2004	$19.50	$15.93	$17.77
March 31, 2005	$23.77	$16.60	$21.51
June 30, 2005	$27.88	$20.15	$27.24
September 30, 2005	$34.93	$25.65	$33.75
December 30, 2005	$41.10	$30.50	$39.75
March 31, 2006	$44.15	$34.31	$37.97
June 30, 2006	$56.45	$37.11	$42.37
September 29, 2006	$44.13	$25.88	$28.91
December 29, 2006	$37.02	$25.85	$30.03
March 30, 2007	$33.79	$27.18	$30.69
June 29, 2007	$42.08	$30.33	$34.80
September 28, 2007	$37.00	$27.76	$33.74
December 31, 2007	$45.21	$32.99	$44.93
March 31, 2008	$56.14	$32.98	$43.50
June 30, 2008	$77.38	$41.25	$75.03
September 30, 2008	$75.37	$27.91	$32.89
December 31, 2008	$32.58	$10.43	$16.29
March 31, 2009	$20.62	$11.77	$13.37
June 30, 2009	$19.94	$12.53	$15.37
September 30, 2009	$24.00	$13.01	$22.13
December 31, 2009	$25.86	$19.42	$22.25
March 2, 2010*	$28.14	$20.07	$23.30

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ACI

Initial price: $23.30

Protection level: 80.00%

Protection price: $18.64

Physical delivery amount: 42($1,000/Initial price)

Fractional shares: 0.918455

Coupon: 14.00% per annum

Maturity: September 30, 2010

Dividend yield: 1.49% per annum

Coupon amount monthly: $11.67

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	7.00%		100.75%
+90%	7.00%		90.75%
+80%	7.00%		80.75%
+70%	7.00%		70.75%
+60%	7.00%		60.75%
+50%	7.00%		50.75%
+40%	7.00%		40.75%
+30%	7.00%		30.75%
+20%	7.00%		20.75%
+10%	7.00%		10.75%
+5%	7.00%		5.75%

0%	7.00%		0.75%

	Protection Price Ever Breached?
	NO	YES
-5%	7.00%	2.00%	-4.25%
-10%	7.00%	-3.00%	-9.25%
-20%	7.00%	-13.00%	-19.25%
-30%	N/A	-23.00%	-29.25%
-40%	N/A	-33.00%	-39.25%
-50%	N/A	-43.00%	-49.25%
-60%	N/A	-53.00%	-59.25%
-70%	N/A	-63.00%	-69.25%
-80%	N/A	-73.00%	-79.25%
-90%	N/A	-83.00%	-89.25%
-100%	N/A	-93.00%	-99.25%

FWP-12

AK Steel Holding Corporation

According to publicly available information, AK Steel Holding Corporation (the “Company”) is a corporation formed under the laws of Delaware in 1993 and is the successor through merger to Armco Inc., which was formed in 1900. The company is a fully-integrated producer of flat-rolled carbon, stainless and electrical steels and tubular products through its wholly-owned subsidiary, AK Steel Corporation.

The Company’s operations consist of seven steelmaking and finishing plants located in Indiana, Kentucky, Ohio and Pennsylvania that produce flat-rolled carbon steels, including premium quality coated, cold-rolled and hot-rolled products, and specialty stainless and electrical steels that are sold in slab, hot band, and sheet and strip form. The Company’s operations also include AK Tube LLC, which further finishes flat-rolled carbon and stainless steel at two tube plants located in Ohio and Indiana into welded steel tubing used in the automotive, large truck and construction markets. In addition, the Company’s operations include European trading companies that buy and sell steel, steel products and other materials.

As of December 31, 2009, the Company’s operations included approximately 6,500 employees.

The linked share’s SEC file number is 1-13696.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$6.39	$4.10	$5.87
June 30, 2004	$6.87	$3.65	$5.27
September 30, 2004	$8.35	$5.01	$8.16
December 31, 2004	$15.96	$8.19	$14.47
March 31, 2005	$18.22	$10.51	$11.06
June 30, 2005	$11.50	$6.23	$6.41
September 30, 2005	$9.79	$6.32	$8.57
December 30, 2005	$9.00	$6.29	$7.95
March 31, 2006	$15.45	$7.60	$15.00
June 30, 2006	$15.94	$11.11	$13.83
September 29, 2006	$14.33	$11.57	$12.14
December 29, 2006	$17.31	$11.62	$16.90
March 30, 2007	$23.94	$16.13	$23.39
June 29, 2007	$38.52	$23.49	$37.37
September 28, 2007	$44.97	$27.90	$43.95
December 31, 2007	$53.97	$39.13	$46.24
March 31, 2008	$57.19	$34.20	$54.42
June 30, 2008	$73.07	$54.21	$69.00
September 30, 2008	$67.35	$22.54	$25.92
December 31, 2008	$25.29	$5.20	$9.32
March 31, 2009	$13.07	$5.40	$7.12
June 30, 2009	$21.70	$6.81	$19.19
September 30, 2009	$24.27	$14.77	$19.73
December 31, 2009	$22.80	$15.04	$21.35
March 2, 2010*	$26.75	$19.22	$22.64

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AKS

Initial price: $22.64

Protection level: 75.00%

Protection price: $16.98

Physical delivery amount: 44($1,000/Initial price)

Fractional shares: 0.169611

Coupon: 12.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.86% per annum

Coupon amount monthly: $10.21

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	6.125%		100.43%
+90%	6.125%		90.43%
+80%	6.125%		80.43%
+70%	6.125%		70.43%
+60%	6.125%		60.43%
+50%	6.125%		50.43%
+40%	6.125%		40.43%
+30%	6.125%		30.43%
+20%	6.125%		20.43%
+10%	6.125%		10.43%
+5%	6.125%		5.43%

0%	6.125%		0.43%

	Protection Price Ever Breached?
	NO	YES
-5%	6.125%	1.125%	-4.57%
-10%	6.125%	-3.875%	-9.57%
-20%	6.125%	-13.875%	-19.57%
-30%	N/A	-23.875%	-29.57%
-40%	N/A	-33.875%	-39.57%
-50%	N/A	-43.875%	-49.57%
-60%	N/A	-53.875%	-59.57%
-70%	N/A	-63.875%	-69.57%
-80%	N/A	-73.875%	-79.57%
-90%	N/A	-83.875%	-89.57%
-100%	N/A	-93.875%	-99.57%

FWP-13

Abercrombie & Fitch Co.

According to publicly available information, Abercrombie & Fitch Co. (the “Company”), a Delaware corporation, is a specialty retailer that operates stores selling casual apparel; such as knit shirts, graphic t-shirts, jeans, woven shirts, shorts; personal care and other accessories for men, women and kids under the Abercrombie & Fitch, abercrombie, Hollister and RUEHL brands. As of January 31, 2009, the Company operated 1,125 stores in the United States, Canada and the United Kingdom.

The linked share’s SEC file number is 1-12107.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$34.27	$23.07	$33.84
June 30, 2004	$39.46	$30.25	$38.75
September 30, 2004	$38.70	$27.42	$31.50
December 31, 2004	$47.42	$31.52	$46.95
March 31, 2005	$58.28	$45.82	$57.24
June 30, 2005	$71.00	$52.21	$68.70
September 30, 2005	$74.10	$44.17	$49.85
December 30, 2005	$66.54	$45.65	$65.18
March 31, 2006	$70.93	$54.60	$58.30
June 30, 2006	$65.19	$53.65	$55.43
September 29, 2006	$72.23	$49.98	$69.48
December 29, 2006	$79.42	$65.75	$69.63
March 30, 2007	$83.82	$69.74	$75.68
June 29, 2007	$84.92	$71.22	$72.98
September 28, 2007	$84.24	$67.72	$80.70
December 31, 2007	$85.76	$70.64	$79.97
March 31, 2008	$82.06	$67.21	$73.14
June 30, 2008	$78.35	$62.57	$62.68
September 30, 2008	$64.96	$35.14	$39.45
December 31, 2008	$39.32	$13.66	$23.07
March 31, 2009	$25.96	$16.95	$23.80
June 30, 2009	$32.81	$22.20	$25.39
September 30, 2009	$34.95	$22.71	$32.88
December 31, 2009	$42.30	$30.02	$34.85
March 2, 2010*	$37.10	$29.88	$36.52

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ANF

Initial price: $36.52

Protection level: 80.00%

Protection price: $29.22

Physical delivery amount: 27($1,000/Initial price)

Fractional shares: 0.382256

Coupon: 9.00% per annum

Maturity: September 30, 2010

Dividend yield: 1.90% per annum

Coupon amount monthly: $7.50

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.50%		100.95%
+90%	4.50%		90.95%
+80%	4.50%		80.95%
+70%	4.50%		70.95%
+60%	4.50%		60.95%
+50%	4.50%		50.95%
+40%	4.50%		40.95%
+30%	4.50%		30.95%
+20%	4.50%		20.95%
+10%	4.50%		10.95%
+5%	4.50%		5.95%

0%	4.50%		0.95%

	Protection Price Ever Breached?
	NO	YES
-5%	4.50%	-0.50%	-4.05%
-10%	4.50%	-5.50%	-9.05%
-20%	4.50%	-15.50%	-19.05%
-30%	N/A	-25.50%	-29.05%
-40%	N/A	-35.50%	-39.05%
-50%	N/A	-45.50%	-49.05%
-60%	N/A	-55.50%	-59.05%
-70%	N/A	-65.50%	-69.05%
-80%	N/A	-75.50%	-79.05%
-90%	N/A	-85.50%	-89.05%
-100%	N/A	-95.50%	-99.05%

FWP-14

Apollo Group, Inc.

According to publicly available information, Apollo Group, Inc. (the “Company”) is a private education provider that has been in the education business for more than 35 years. The Company offers innovative and distinctive educational programs and services both online and on-campus at the undergraduate, graduate and doctorate levels.

As of August 31, 2009, the Company utilized 448 facilities and employed 21,514 full-time employees and 31, 376 faculty employees.

The linked share’s SEC file number is 000-25232.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$86.80	$68.00	$86.11
June 30, 2004	$98.01	$82.80	$88.29
September 30, 2004	$94.30	$69.35	$73.37
December 31, 2004	$87.45	$62.56	$80.71
March 31, 2005	$84.20	$69.61	$74.06
June 30, 2005	$82.54	$65.98	$78.22
September 30, 2005	$79.25	$64.74	$66.39
December 30, 2005	$72.97	$57.40	$60.46
March 31, 2006	$63.26	$47.27	$52.51
June 30, 2006	$56.30	$50.10	$51.67
September 29, 2006	$52.00	$43.10	$49.24
December 29, 2006	$53.18	$33.33	$38.97
March 30, 2007	$48.85	$39.02	$43.90
June 29, 2007	$58.45	$42.59	$58.43
September 28, 2007	$65.49	$53.50	$60.15
December 31, 2007	$80.75	$60.03	$70.15
March 31, 2008	$81.68	$37.92	$43.20
June 30, 2008	$55.64	$42.32	$44.26
September 30, 2008	$68.48	$43.79	$59.30
December 31, 2008	$78.61	$48.32	$76.62
March 31, 2009	$90.00	$61.99	$78.33
June 30, 2009	$72.50	$55.35	$71.12
September 30, 2009	$74.75	$62.85	$73.67
December 31, 2009	$76.86	$52.79	$60.58
March 2, 2010*	$65.72	$55.25	$59.48

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: APOL

Initial price: $59.48

Protection level: 80.00%

Protection price: $47.58

Physical delivery amount: 16($1,000/Initial price)

Fractional shares: 0.812374

Coupon: 9.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.50%		100.00%
+90%	4.50%		90.00%
+80%	4.50%		80.00%
+70%	4.50%		70.00%
+60%	4.50%		60.00%
+50%	4.50%		50.00%
+40%	4.50%		40.00%
+30%	4.50%		30.00%
+20%	4.50%		20.00%
+10%	4.50%		10.00%
+5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.50%	-0.50%	-5.00%
-10%	4.50%	-5.50%	-10.00%
-20%	4.50%	-15.50%	-20.00%
-30%	N/A	-25.50%	-30.00%
-40%	N/A	-35.50%	-40.00%
-50%	N/A	-45.50%	-50.00%
-60%	N/A	-55.50%	-60.00%
-70%	N/A	-65.50%	-70.00%
-80%	N/A	-75.50%	-80.00%
-90%	N/A	-85.50%	-90.00%
-100%	N/A	-95.50%	-100.00%

FWP-15

Yamana Gold, Inc.

According to publicly available information, Yamana Gold, Inc. engages in the acquisition, exploration, development, and operation of gold properties. The company also focuses on copper and silver projects. It holds gold production, gold development stage, and exploration stage properties, as well as land positions in Brazil, Argentina, Chile, Mexico, and central America. The company has seven operating mines and five development projects. Its principal operations include the Chapada, a copper/gold mine located in the state of Goias, Brazil; and the El Peñón mine located in the Atacama desert in Region II of northern Chile. The company was founded in 2003 and is headquartered in Toronto, Canada.

The linked share’s SEC file number is 1-31880.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	$15.44	$11.68	$14.36
June 29, 2007	$15.25	$11.02	$11.12
September 28, 2007	$13.02	$8.41	$11.78
December 31, 2007	$15.85	$11.04	$12.94
March 31, 2008	$19.93	$13.26	$14.62
June 30, 2008	$16.99	$12.24	$16.54
September 30, 2008	$17.00	$7.27	$8.33
December 31, 2008	$8.80	$3.31	$7.72
March 31, 2009	$9.75	$5.80	$9.25
June 30, 2009	$11.99	$7.36	$8.84
September 30, 2009	$11.49	$8.22	$10.71
December 31, 2009	$14.37	$10.00	$11.38
March 2, 2010*	$13.06	$9.73	$10.79

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AUY

Initial price: $10.79

Protection level: 80.00%

Protection price: $8.63

Physical delivery amount: 92($1,000/Initial price)

Fractional shares: 0.678406

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.36% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.18%
+90%	4.75%		90.18%
+80%	4.75%		80.18%
+70%	4.75%		70.18%
+60%	4.75%		60.18%
+50%	4.75%		50.18%
+40%	4.75%		40.18%
+30%	4.75%		30.18%
+20%	4.75%		20.18%
+10%	4.75%		10.18%
+5%	4.75%		5.18%

0%	4.75%		0.18%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-4.82%
-10%	4.75%	-5.25%	-9.82%
-20%	4.75%	-15.25%	-19.82%
-30%	N/A	-25.25%	-29.82%
-40%	N/A	-35.25%	-39.82%
-50%	N/A	-45.25%	-49.82%
-60%	N/A	-55.25%	-59.82%
-70%	N/A	-65.25%	-69.82%
-80%	N/A	-75.25%	-79.82%
-90%	N/A	-85.25%	-89.82%
-100%	N/A	-95.25%	-99.82%

FWP-16

Baidu, Inc. (ADR)

According to publicly available information, Baidu, Inc. (the “Company”) is the leading Chinese language Internet search provider. The Company primarily provides Chinese language Internet search services to enable users to find relevant information online, including web pages, news, images and multimedia files, through links provided on the Company’s websites. The Company’s Baidu.com website was the largest website in China and the seventh largest website globally, as measured by user traffic during the three-month period ended December 31, 2008, according to Alexa.com. The Company offers a Chinese language search platform, which consists of the Company’s websites and certain online application software, as well as Baidu Union, which is the Company’s network of third-party websites and software applications.

The Company was incorporated in the Cayman Islands in January 2000. Through the Company’s inception it has conducted its operations primarily through Baidu Online, its wholly owned subsidiary in Beijing, China. In addition the Company has conducted part of its operations through Baidu Netcom, a limited liability company in Beijing, China, which holds the licenses and approvals necessary to operated the Company’s websites and provide inline advertising services. The Company’s principal executive officers are located at 12/F, Ideal International Plaza, No. 58 West-North 4th Ring, Beijing 100080, People’s Republic of China. The telephone number at this address is +86 (10) 8262-1188.

The linked share’s SEC file number is: 0-51469.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	$153.98	$60.00	$64.02
December 30, 2005	$89.70	$60.10	$62.92
March 31, 2006	$69.90	$44.44	$56.07
June 30, 2006	$94.03	$54.25	$82.53
September 29, 2006	$96.67	$67.92	$87.54
December 29, 2006	$128.67	$82.25	$112.72
March 30, 2007	$134.10	$93.50	$96.55
June 29, 2007	$171.97	$92.81	$167.98
September 28, 2007	$304.39	$161.00	$289.65
December 31, 2007	$429.17	$280.66	$390.39
March 31, 2008	$397.70	$201.15	$239.63
June 30, 2008	$382.90	$243.02	$312.96
September 30, 2008	$353.37	$227.00	$248.23
December 31, 2008	$274.83	$100.50	$130.57
March 31, 2009	$197.68	$105.00	$176.60
June 30, 2009	$309.99	$171.02	$301.09
September 30, 2009	$408.00	$268.03	$391.05
December 31, 2009	$443.25	$353.03	$411.23
March 2, 2010*	$524.50	$384.75	$518.88

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BIDU

Initial price: $518.88

Protection level: 80.00%

Protection price: $415.10

Physical delivery amount: 1($1,000/Initial price)

Fractional shares: 0.927228

Coupon: 9.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.50%		100.00%
+90%	4.50%		90.00%
+80%	4.50%		80.00%
+70%	4.50%		70.00%
+60%	4.50%		60.00%
+50%	4.50%		50.00%
+40%	4.50%		40.00%
+30%	4.50%		30.00%
+20%	4.50%		20.00%
+10%	4.50%		10.00%
+5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.50%	-0.50%	-5.00%
-10%	4.50%	-5.50%	-10.00%
-20%	4.50%	-15.50%	-20.00%
-30%	N/A	-25.50%	-30.00%
-40%	N/A	-35.50%	-40.00%
-50%	N/A	-45.50%	-50.00%
-60%	N/A	-55.50%	-60.00%
-70%	N/A	-65.50%	-70.00%
-80%	N/A	-75.50%	-80.00%
-90%	N/A	-85.50%	-90.00%
-100%	N/A	-95.50%	-100.00%

FWP-17

Peabody Energy Corporation

According to publicly available information, Peabody Energy Corporation (the “Company”) is the largest private-sector coal company in the world. As of December 31, 2009, the Company sold coal to 345 electricity generating and industrial plants in 23 countries. For 2009, approximately 93% of the Company’s worldwide sales were under long-term coal supply agreements. As of December 31, 2009, the Company had 79 coal supply agreements with customers expiring at various times from 2010 to 2016.

The linked share’s SEC file number is 001-16463.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.84	$8.52	$10.89
June 30, 2004	$13.11	$9.77	$13.10
September 30, 2004	$14.14	$11.88	$13.93
December 31, 2004	$20.32	$12.64	$18.94
March 31, 2005	$23.83	$17.20	$21.70
June 30, 2005	$26.43	$18.42	$24.36
September 30, 2005	$40.26	$24.35	$39.49
December 30, 2005	$40.70	$33.10	$38.58
March 31, 2006	$49.15	$38.61	$47.20
June 30, 2006	$71.43	$43.83	$52.20
September 29, 2006	$56.00	$30.85	$34.43
December 29, 2006	$45.49	$31.88	$37.83
March 30, 2007	$41.76	$33.89	$37.67
June 29, 2007	$52.20	$37.41	$45.30
September 28, 2007	$47.74	$35.97	$44.82
December 31, 2007	$62.55	$44.49	$61.64
March 31, 2008	$63.96	$42.05	$51.00
June 30, 2008	$88.69	$49.38	$88.05
September 30, 2008	$88.26	$39.10	$45.00
December 31, 2008	$43.98	$16.01	$22.75
March 31, 2009	$30.95	$20.17	$25.04
June 30, 2009	$37.44	$23.64	$30.16
September 30, 2009	$41.54	$27.20	$37.22
December 31, 2009	$48.14	$34.54	$45.21
March 2, 2010*	$51.94	$39.90	$47.82

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BTU

Initial price: $47.82

Protection level: 80.00%

Protection price: $38.26

Physical delivery amount: 20($1,000/Initial price)

Fractional shares: 0.911752

Coupon: 12.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.53% per annum

Coupon amount monthly: $10.00

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	6.00%		100.27%
+90%	6.00%		90.27%
+80%	6.00%		80.27%
+70%	6.00%		70.27%
+60%	6.00%		60.27%
+50%	6.00%		50.27%
+40%	6.00%		40.27%
+30%	6.00%		30.27%
+20%	6.00%		20.27%
+10%	6.00%		10.27%
+5%	6.00%		5.27%

0%	6.00%		0.27%

	Protection Price Ever Breached?
	NO	YES
-5%	6.00%	1.00%	-4.73%
-10%	6.00%	-4.00%	-9.73%
-20%	6.00%	-14.00%	-19.73%
-30%	N/A	-24.00%	-29.73%
-40%	N/A	-34.00%	-39.73%
-50%	N/A	-44.00%	-49.73%
-60%	N/A	-54.00%	-59.73%
-70%	N/A	-64.00%	-69.73%
-80%	N/A	-74.00%	-79.73%
-90%	N/A	-84.00%	-89.73%
-100%	N/A	-94.00%	-99.73%

FWP-18

Bucyrus International, Inc.

According to publicly available information, Bucyrus International, Inc. (the “Company”) is a leading designer and manufacturer of high productivity mining equipment for the extraction of coal, copper, oil sands, iron ore and other minerals in major mining centers throughout the world. In addition to the manufacture of original equipment, the Company also provides the aftermarket replacement parts and service for this equipment. As of December 31, 2009, the size of the Company’s installed base of surface and mining original equipment was approximately $30.0 billion and $10 billion, with the acquisition of Terex Mining. The Company has manufacturing facilities in Australia, China, Germany, Poland and the United States and service and sales centers in Australia, Brazil, Canada, Chile, China, England, India, Mexico, Peru, Russia, South Africa and the United States.

The Company was incorporated in Delaware in 1927 as the successor to a business that began producing excavation machines in 1880.

The linked share’s SEC file number is 0-50858.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	$11.82	$6.72	$11.20
December 31, 2004	$14.09	$8.97	$13.55
March 31, 2005	$15.58	$11.56	$13.02
June 30, 2005	$13.25	$10.53	$12.66
September 30, 2005	$16.49	$11.64	$16.38
December 30, 2005	$18.08	$12.74	$17.57
March 31, 2006	$24.70	$17.30	$24.10
June 30, 2006	$30.36	$18.87	$25.25
September 29, 2006	$26.71	$19.28	$21.21
December 29, 2006	$26.06	$19.94	$25.88
March 30, 2007	$29.22	$22.32	$25.75
June 29, 2007	$36.43	$25.20	$35.39
September 28, 2007	$39.88	$28.42	$36.47
December 31, 2007	$52.18	$35.22	$49.70
March 31, 2008	$57.00	$33.66	$50.83
June 30, 2008	$79.50	$49.37	$73.02
September 30, 2008	$75.99	$36.53	$44.68
December 31, 2008	$44.50	$13.66	$18.52
March 31, 2009	$23.46	$10.62	$15.18
June 30, 2009	$34.32	$14.45	$28.56
September 30, 2009	$37.70	$23.62	$35.62
December 31, 2009	$59.95	$31.80	$56.37
March 2, 2010*	$68.52	$47.81	$63.19

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BUCY

Initial price: $63.19

Protection level: 75.00%

Protection price: $47.39

Physical delivery amount: 15($1,000/Initial price)

Fractional shares: 0.825289

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.15% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.08%
+90%	5.25%		90.08%
+80%	5.25%		80.08%
+70%	5.25%		70.08%
+60%	5.25%		60.08%
+50%	5.25%		50.08%
+40%	5.25%		40.08%
+30%	5.25%		30.08%
+20%	5.25%		20.08%
+10%	5.25%		10.08%
+5%	5.25%		5.08%

0%	5.25%		0.08%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-4.92%
-10%	5.25%	-4.75%	-9.92%
-20%	5.25%	-14.75%	-19.92%
-30%	N/A	-24.75%	-29.92%
-40%	N/A	-34.75%	-39.92%
-50%	N/A	-44.75%	-49.92%
-60%	N/A	-54.75%	-59.92%
-70%	N/A	-64.75%	-69.92%
-80%	N/A	-74.75%	-79.92%
-90%	N/A	-84.75%	-89.92%
-100%	N/A	-94.75%	-99.92%

FWP-19

The Blackstone Group L.P.

According to publicly available information, The Blackstone Group L.P. (the “Company”) is a manager of private capital and provider of financial advisory services. The Company is an independent manager of private capital with assets under management of $98.2 billion as of December 31, 2009. The Company’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds.

The linked share’s SEC file number is 333-165115.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$38.00	$28.75	$29.27
September 28, 2007	$31.99	$21.30	$25.08
December 31, 2007	$29.75	$20.40	$22.13
March 31, 2008	$22.25	$13.40	$15.88
June 30, 2008	$20.97	$15.92	$18.21
September 30, 2008	$19.49	$14.00	$15.34
December 31, 2008	$15.95	$4.16	$6.53
March 31, 2009	$9.19	$3.55	$7.25
June 30, 2009	$14.44	$6.92	$10.54
September 30, 2009	$15.35	$8.54	$14.20
December 31, 2009	$17.22	$12.71	$13.12
March 2, 2010*	$14.27	$12.03	$14.11

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BX

Initial price: $14.11

Protection level: 80.00%

Protection price: $11.29

Physical delivery amount: 70($1,000/Initial price)

Fractional shares: 0.871722

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 6.24% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		103.12%
+90%	5.25%		93.12%
+80%	5.25%		83.12%
+70%	5.25%		73.12%
+60%	5.25%		63.12%
+50%	5.25%		53.12%
+40%	5.25%		43.12%
+30%	5.25%		33.12%
+20%	5.25%		23.12%
+10%	5.25%		13.12%
+5%	5.25%		8.12%

0%	5.25%		3.12%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-1.88%
-10%	5.25%	-4.75%	-6.88%
-20%	5.25%	-14.75%	-16.88%
-30%	N/A	-24.75%	-26.88%
-40%	N/A	-34.75%	-36.88%
-50%	N/A	-44.75%	-46.88%
-60%	N/A	-54.75%	-56.88%
-70%	N/A	-64.75%	-66.88%
-80%	N/A	-74.75%	-76.88%
-90%	N/A	-84.75%	-86.88%
-100%	N/A	-94.75%	-96.88%

FWP-20

CB Richard Ellis Group, Inc

According to publicly available information, CB Richard Ellis Group, Inc. (the “Company”) is the world’s largest commercial real estate services firm, based on 2009 revenue, with leading full-service operations in major metropolitan areas throughout the world. The Company offers a full range of services to occupiers, owners, lenders and investors in office, retail, industrial, multi-family and other commercial real estate assets. As of December 31, 2009, excluding affiliate and partner offices, the Company operated in more than 300 offices worldwide with approximately 29,000 employees providing commercial real estate services under the “CB Richard Ellis” brand name and providing development services under the “Trammell Crow” brand name. The Company’s business is focused on several service competencies, including tenant representation, property/agency leasing, property sales, development services, commercial mortgage origination and servicing, capital markets (equity and debt) solutions, commercial property and corporate facilities management, valuation, proprietary research and real estate investment management. In 2006, it became the first commercial real estate services company included in the S&P.

The linked share’s SEC file number is 001-32205.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	$6.40	$6.07	$6.37
September 30, 2004	$7.88	$6.16	$7.70
December 31, 2004	$11.36	$7.65	$11.18
March 31, 2005	$12.95	$10.40	$11.66
June 30, 2005	$14.73	$10.58	$14.62
September 30, 2005	$16.67	$13.82	$16.40
December 30, 2005	$19.92	$15.02	$19.62
March 31, 2006	$27.80	$19.46	$26.90
June 30, 2006	$29.80	$21.99	$24.90
September 29, 2006	$25.96	$20.13	$24.60
December 29, 2006	$34.26	$23.37	$33.20
March 30, 2007	$39.15	$31.23	$34.18
June 29, 2007	$39.93	$33.00	$36.50
September 28, 2007	$42.70	$23.69	$27.84
December 31, 2007	$29.36	$17.49	$21.55
March 31, 2008	$23.16	$15.23	$21.64
June 30, 2008	$24.50	$19.01	$19.20
September 30, 2008	$21.00	$11.49	$13.37
December 31, 2008	$13.21	$3.00	$4.32
March 31, 2009	$5.40	$2.34	$4.03
June 30, 2009	$9.87	$3.75	$9.36
September 30, 2009	$13.14	$7.62	$11.74
December 31, 2009	$14.14	$9.98	$13.57
March 2, 2010*	$14.38	$12.05	$13.65

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CBG

Initial price: $13.65

Protection level: 80.00%

Protection price: $10.92

Physical delivery amount: 73($1,000/Initial price)

Fractional shares: 0.260073

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.00%
+90%	5.25%		90.00%
+80%	5.25%		80.00%
+70%	5.25%		70.00%
+60%	5.25%		60.00%
+50%	5.25%		50.00%
+40%	5.25%		40.00%
+30%	5.25%		30.00%
+20%	5.25%		20.00%
+10%	5.25%		10.00%
+5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-5.00%
-10%	5.25%	-4.75%	-10.00%
-20%	5.25%	-14.75%	-20.00%
-30%	N/A	-24.75%	-30.00%
-40%	N/A	-34.75%	-40.00%
-50%	N/A	-44.75%	-50.00%
-60%	N/A	-54.75%	-60.00%
-70%	N/A	-64.75%	-70.00%
-80%	N/A	-74.75%	-80.00%
-90%	N/A	-84.75%	-90.00%
-100%	N/A	-94.75%	-100.00%

FWP-21

Chicago Bridge & Iron Company N.V.

According to publicly available information, Chicago Bridge & Iron Company N.V. (the “Company”) is an engineering, procurement and construction provider and process technology licensor, delivering comprehensive solutions to customers in the energy and natural resource industries. The company has a presence in about 80 locations and has approximately 16,000 employees worldwide. As of December 31, 2009, the Company executed more than 600 projects in over 70 countries for customers in a variety of industries.

Within its operating segments, the Company serve under four broad market sectors: Liquefied Natural Gas (“LNG”), Energy Processes, Steel Plate Structures, and Lummus Technologies. Through these market sectors, the Company offer services both independently and on an integrated basis.

The linked share’s SEC file number is 001-12815.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$16.25	$12.25	$13.92
June 30, 2004	$15.18	$10.80	$13.93
September 30, 2004	$15.23	$13.25	$15.00
December 31, 2004	$20.56	$14.49	$20.00
March 31, 2005	$23.87	$17.85	$22.02
June 30, 2005	$25.25	$19.10	$22.86
September 30, 2005	$32.95	$22.83	$31.09
December 30, 2005	$32.75	$19.50	$25.21
March 31, 2006	$31.85	$19.80	$24.00
June 30, 2006	$27.50	$21.78	$24.15
September 29, 2006	$27.78	$22.75	$24.06
December 29, 2006	$29.74	$23.17	$27.34
March 30, 2007	$31.50	$25.83	$30.75
June 29, 2007	$40.05	$30.10	$37.74
September 28, 2007	$44.84	$30.06	$43.06
December 31, 2007	$62.94	$41.49	$60.44
March 31, 2008	$63.47	$35.21	$39.24
June 30, 2008	$49.82	$37.50	$39.82
September 30, 2008	$40.20	$15.95	$19.24
December 31, 2008	$19.05	$5.13	$10.05
March 31, 2009	$13.88	$4.64	$6.27
June 30, 2009	$13.87	$5.95	$12.40
September 30, 2009	$18.94	$9.08	$18.68
December 31, 2009	$21.44	$17.00	$20.22
March 2, 2010*	$23.97	$19.38	$21.29

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CBI

Initial price: $21.29

Protection level: 80.00%

Protection price: $17.03

Physical delivery amount: 46($1,000/Initial price)

Fractional shares: 0.970409

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.00%
+90%	4.75%		90.00%
+80%	4.75%		80.00%
+70%	4.75%		70.00%
+60%	4.75%		60.00%
+50%	4.75%		50.00%
+40%	4.75%		40.00%
+30%	4.75%		30.00%
+20%	4.75%		20.00%
+10%	4.75%		10.00%
+5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-5.00%
-10%	4.75%	-5.25%	-10.00%
-20%	4.75%	-15.25%	-20.00%
-30%	N/A	-25.25%	-30.00%
-40%	N/A	-35.25%	-40.00%
-50%	N/A	-45.25%	-50.00%
-60%	N/A	-55.25%	-60.00%
-70%	N/A	-65.25%	-70.00%
-80%	N/A	-75.25%	-80.00%
-90%	N/A	-85.25%	-90.00%
-100%	N/A	-95.25%	-100.00%

FWP-22

Cliffs Natural Resources Inc.

According to publicly available information, Cliffs Natural Resources Inc. (the “Company”) is an international mining and natural resources company. The Company is the largest producer of iron ore pellets in North America, a major supplier of direct-shipping lump and fines iron ore out of Australia, and a significant producer of metallurgical coal. For the year ending December 31, 2009, the Company produced a total of 19.6 million tons of iron ore pellets, including 17.1 million tons for the Company’s account and 2.5 million tons on behalf of steel company owners of the mines.

The linked share’s SEC file number is: 001-08944.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$8.65	$5.25	$8.18
June 30, 2004	$8.60	$4.85	$7.05
September 30, 2004	$10.17	$6.22	$10.11
December 31, 2004	$13.51	$8.35	$12.98
March 31, 2005	$22.09	$11.70	$18.22
June 30, 2005	$18.88	$12.79	$14.44
September 30, 2005	$22.13	$14.21	$21.78
December 30, 2005	$24.81	$17.73	$22.14
March 31, 2006	$27.59	$20.12	$21.78
June 30, 2006	$25.21	$15.70	$19.82
September 29, 2006	$20.05	$16.58	$19.06
December 29, 2006	$24.73	$18.42	$24.22
March 30, 2007	$32.42	$23.00	$32.01
June 29, 2007	$46.03	$32.10	$38.84
September 28, 2007	$45.00	$28.21	$43.99
December 31, 2007	$53.09	$36.76	$50.40
March 31, 2008	$63.88	$38.63	$59.91
June 30, 2008	$121.88	$57.32	$119.19
September 30, 2008	$118.10	$42.16	$52.94
December 31, 2008	$53.30	$13.73	$25.61
March 31, 2009	$32.48	$11.81	$18.16
June 30, 2009	$32.11	$17.18	$24.47
September 30, 2009	$35.56	$19.45	$32.36
December 31, 2009	$48.08	$29.07	$46.09
March 2, 2010*	$59.89	$39.14	$58.65

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CLF

Initial price: $58.65

Protection level: 75.00%

Protection price: $43.99

Physical delivery amount: 17($1,000/Initial price)

Fractional shares: 0.050298

Coupon: 11.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.43% per annum

Coupon amount monthly: $9.38

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.625%		100.22%
+90%	5.625%		90.22%
+80%	5.625%		80.22%
+70%	5.625%		70.22%
+60%	5.625%		60.22%
+50%	5.625%		50.22%
+40%	5.625%		40.22%
+30%	5.625%		30.22%
+20%	5.625%		20.22%
+10%	5.625%		10.22%
+5%	5.625%		5.22%

0%	5.625%		0.22%

	Protection Price Ever Breached?
	NO	YES
-5%	5.625%	0.625%	-4.78%
-10%	5.625%	-4.375%	-9.78%
-20%	5.625%	-14.375%	-19.78%
-30%	N/A	-24.375%	-29.78%
-40%	N/A	-34.375%	-39.78%
-50%	N/A	-44.375%	-49.78%
-60%	N/A	-54.375%	-59.78%
-70%	N/A	-64.375%	-69.78%
-80%	N/A	-74.375%	-79.78%
-90%	N/A	-84.375%	-89.78%
-100%	N/A	-94.375%	-99.78%

FWP-23

Consol Energy Inc.

According to publicly available sources, Consol Energy Inc. (“the Company”) is a multi-fuel energy producer and energy services provider primarily serving the electric power generation industry in the United States. That industry generates approximately two-thirds of its output by burning coal or gas, the two fuels the Company produces. During the year ended December 31, 2009, the Company produced high-Btu bituminous coal from 16 mining complexes in the United States. The Company is the majority shareholder (83.3%) of CNX Gas Corporation. CNX Gas produces pipeline-quality coalbed methane gas from the Company’s coal properties in Pennsylvania, Virginia and West Virginia and oil and gas from properties in Tennessee and Virginia.

The linked share’s SEC file number is 001-14901.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$14.25	$10.12	$13.40
June 30, 2004	$18.37	$12.43	$18.00
September 30, 2004	$19.63	$14.92	$17.45
December 31, 2004	$21.95	$16.06	$20.53
March 31, 2005	$24.63	$18.58	$23.51
June 30, 2005	$27.50	$20.78	$26.79
September 30, 2005	$38.73	$26.90	$38.14
December 30, 2005	$39.87	$26.81	$32.59
March 31, 2006	$37.67	$30.00	$37.08
June 30, 2006	$49.09	$35.12	$46.72
September 29, 2006	$48.90	$28.10	$31.73
December 29, 2006	$38.71	$28.69	$32.13
March 30, 2007	$39.65	$29.15	$39.13
June 29, 2007	$49.85	$38.89	$46.11
September 28, 2007	$50.21	$34.37	$46.60
December 31, 2007	$74.18	$45.04	$71.52
March 31, 2008	$84.18	$53.66	$69.19
June 30, 2008	$119.10	$67.33	$112.37
September 30, 2008	$112.21	$36.25	$45.89
December 31, 2008	$44.13	$18.51	$28.58
March 31, 2009	$37.61	$22.49	$25.24
June 30, 2009	$44.11	$24.05	$33.96
September 30, 2009	$49.84	$28.61	$45.11
December 31, 2009	$53.50	$42.18	$49.80
March 2, 2010*	$57.93	$43.98	$53.84

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CNX

Initial price: $53.84

Protection level: 80.00%

Protection price: $43.07

Physical delivery amount: 18($1,000/Initial price)

Fractional shares: 0.573551

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.73% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.37%
+90%	5.25%		90.37%
+80%	5.25%		80.37%
+70%	5.25%		70.37%
+60%	5.25%		60.37%
+50%	5.25%		50.37%
+40%	5.25%		40.37%
+30%	5.25%		30.37%
+20%	5.25%		20.37%
+10%	5.25%		10.37%
+5%	5.25%		5.37%

0%	5.25%		0.37%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-4.63%
-10%	5.25%	-4.75%	-9.63%
-20%	5.25%	-14.75%	-19.63%
-30%	N/A	-24.75%	-29.63%
-40%	N/A	-34.75%	-39.63%
-50%	N/A	-44.75%	-49.63%
-60%	N/A	-54.75%	-59.63%
-70%	N/A	-64.75%	-69.63%
-80%	N/A	-74.75%	-79.63%
-90%	N/A	-84.75%	-89.63%
-100%	N/A	-94.75%	-99.63%

FWP-24

Capital One Financial Corporation

According to publicly available information, Capital One Financial Corporation (the “Company”) is a diversified financial services company, incorporated in Delaware on July 21, 1994, whose banking and non-banking subsidiaries market a variety of financial products and services. The Company’s principal subsidiaries include Capital One Bank (“COB”), a Virginia state chartered bank that currently offers credit card products and deposit products and also can engage in a wide variety of lending and other financial activities; Capital One, National Association (“CONA”), which offers a broad spectrum of banking products and financial services to consumers, small businesses and commercial clients; Superior Savings of New England, N.A. (“Superior”) focuses on telephonic and media-based generation of deposits; and Capital One Auto Finance, Inc. (“COAF”), which offers automobile and other motor vehicle financing products. As of January 1, 2008, COAF moved from a principal subsidiary of the Company to become a direct operating subsidiary of CONA. In the third quarter of 2007, the Company shut down the mortgage origination operations of its wholesale mortgage banking unit, GreenPoint Mortgage (“GreenPoint”), an operating subsidiary of CONA. As of December 31, 2009, the Company had $115.8 billion in deposits and $136.8 billion in managed loans outstanding.

The linked share’s SEC file number is 1-13300.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$76.66	$60.04	$75.43
June 30, 2004	$77.65	$61.15	$68.38
September 30, 2004	$75.49	$64.93	$73.90
December 31, 2004	$84.45	$67.62	$84.21
March 31, 2005	$84.75	$73.15	$74.77
June 30, 2005	$80.42	$69.10	$80.01
September 30, 2005	$85.97	$77.89	$79.52
December 30, 2005	$88.56	$71.15	$86.40
March 31, 2006	$90.04	$80.18	$80.52
June 30, 2006	$87.50	$80.45	$85.45
September 29, 2006	$87.17	$69.30	$78.66
December 29, 2006	$83.00	$74.00	$76.82
March 30, 2007	$83.84	$73.43	$75.46
June 29, 2007	$82.25	$70.24	$78.44
September 28, 2007	$79.44	$59.49	$66.43
December 31, 2007	$73.54	$44.40	$47.26
March 31, 2008	$57.68	$37.79	$49.22
June 30, 2008	$57.68	$37.31	$38.01
September 30, 2008	$63.50	$30.93	$51.00
December 31, 2008	$51.74	$23.29	$31.89
March 31, 2009	$34.67	$7.80	$12.24
June 30, 2009	$31.79	$11.66	$21.88
September 30, 2009	$39.70	$19.73	$35.73
December 31, 2009	$42.90	$32.57	$38.34
March 2, 2010*	$43.59	$34.03	$37.98

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: COF

Initial price: $37.98

Protection level: 80.00%

Protection price: $30.38

Physical delivery amount: 26($1,000/Initial price)

Fractional shares: 0.329647

Coupon: 9.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.52% per annum

Coupon amount monthly: $7.50

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.50%		100.26%
+90%	4.50%		90.26%
+80%	4.50%		80.26%
+70%	4.50%		70.26%
+60%	4.50%		60.26%
+50%	4.50%		50.26%
+40%	4.50%		40.26%
+30%	4.50%		30.26%
+20%	4.50%		20.26%
+10%	4.50%		10.26%
+5%	4.50%		5.26%

0%	4.50%		0.26%

	Protection Price Ever Breached?
	NO	YES
-5%	4.50%	-0.50%	-4.74%
-10%	4.50%	-5.50%	-9.74%
-20%	4.50%	-15.50%	-19.74%
-30%	N/A	-25.50%	-29.74%
-40%	N/A	-35.50%	-39.74%
-50%	N/A	-45.50%	-49.74%
-60%	N/A	-55.50%	-59.74%
-70%	N/A	-65.50%	-69.74%
-80%	N/A	-75.50%	-79.74%
-90%	N/A	-85.50%	-89.74%
-100%	N/A	-95.50%	-99.74%

FWP-25

Cabot Oil & Gas Corporation

According to publicly available information, Cabot Oil & Gas Corporation (the “Company”) is an independent oil and gas company engaged in the development, exploitation and exploration of oil and gas properties located in North America. The four principal areas of operation are the Appalachian Basin, onshore Gulf Coast, south and east Texas and north Louisiana, the Rocky Mountains and the Anadarko Basin. The Company’s 2009 average realized natural gas price was $7.47 per Mcf, 11% lower than the 2008 average realized price. The 2009 average realized crude oil price was $85.52 per Bbl, 4% lower than the 2008 average realized price. For the year ended December 31, 2009, the Company drilled 143 gross wells with a success rate of 97%.

The linked share’s SEC file number is 001-10447.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$10.97	$9.57	$10.19
June 30, 2004	$14.17	$10.01	$14.10
September 30, 2004	$15.20	$12.73	$14.97
December 31, 2004	$16.30	$13.57	$14.75
March 31, 2005	$19.55	$13.72	$18.38
June 30, 2005	$19.38	$13.78	$17.35
September 30, 2005	$25.57	$17.44	$25.26
December 30, 2005	$26.40	$20.17	$22.55
March 31, 2006	$26.74	$21.05	$23.97
June 30, 2006	$27.84	$19.13	$24.50
September 29, 2006	$28.12	$21.81	$23.97
December 29, 2006	$33.26	$21.32	$30.33
March 30, 2007	$35.92	$27.87	$33.66
June 29, 2007	$42.50	$33.64	$36.88
September 28, 2007	$38.46	$30.17	$35.16
December 31, 2007	$41.15	$33.03	$40.37
March 31, 2008	$55.87	$34.90	$50.84
June 30, 2008	$72.00	$49.89	$67.73
September 30, 2008	$72.87	$32.11	$36.14
December 31, 2008	$35.00	$19.18	$26.00
March 31, 2009	$31.85	$17.84	$23.57
June 30, 2009	$37.64	$22.46	$30.64
September 30, 2009	$39.47	$27.26	$35.75
December 31, 2009	$46.26	$33.33	$43.59
March 2, 2010*	$46.45	$37.23	$40.77

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: COG

Initial price: $40.77

Protection level: 80.00%

Protection price: $32.62

Physical delivery amount: 24($1,000/Initial price)

Fractional shares: 0.527839

Coupon: 8.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.29% per annum

Coupon amount monthly: $7.08

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.25%		100.15%
+90%	4.25%		90.15%
+80%	4.25%		80.15%
+70%	4.25%		70.15%
+60%	4.25%		60.15%
+50%	4.25%		50.15%
+40%	4.25%		40.15%
+30%	4.25%		30.15%
+20%	4.25%		20.15%
+10%	4.25%		10.15%
+5%	4.25%		5.15%

0%	4.25%		0.15%

	Protection Price Ever Breached?
	NO	YES
-5%	4.25%	-0.75%	-4.85%
-10%	4.25%	-5.75%	-9.85%
-20%	4.25%	-15.75%	-19.85%
-30%	N/A	-25.75%	-29.85%
-40%	N/A	-35.75%	-39.85%
-50%	N/A	-45.75%	-49.85%
-60%	N/A	-55.75%	-59.85%
-70%	N/A	-65.75%	-69.85%
-80%	N/A	-75.75%	-79.85%
-90%	N/A	-85.75%	-89.85%
-100%	N/A	-95.75%	-99.85%

FWP-26

Cree, Inc.

According to publicly available information, Cree, Inc. (the “Company”) a North Carolina corporation established in 1987, develops and manufactures semiconductor materials and devices primarily based on silicon carbide (SiC), gallium nitride (GaN) and related compounds. The Company’s SiC and GaN materials technologies are the basis for many of the devices that it develops and produces. The Company currently focuses its expertise in SiN and GaN on light emitting diodes (LEDs), including blue and green LED chips, high brightness packaged LEFs and high-power products, including power switching, wide bandgap radio frequency (RF) and microwave devices. The Company has products commercially available in each of these categories.

The Company derives the majority of its revenue from sale of its LED products. It also generates revenue from sales of SiC and GaN materials, including gemstone materials, and it earns revenue under government contracts that support some its research and development programs to the extent of the contract funding exceeds its direct cost of performing those activities.

As of June 28, 2009, the Company’s portion of revenue derived from government contracts was 3%. Also, the Company employed 3,172 regular full and part-time employees as of June 28, 2009.

The linked share’s SEC file number is 0-21154

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$29.00	$17.82	$22.30
June 30, 2004	$23.45	$18.06	$23.28
September 30, 2004	$30.85	$17.88	$30.53
December 31, 2004	$42.44	$26.72	$40.08
March 31, 2005	$40.96	$20.68	$21.75
June 30, 2005	$30.99	$21.06	$25.47
September 30, 2005	$30.98	$23.34	$25.02
December 30, 2005	$27.95	$21.68	$25.24
March 31, 2006	$33.62	$24.60	$32.81
June 30, 2006	$35.30	$22.60	$23.76
September 29, 2006	$23.93	$16.52	$20.11
December 29, 2006	$23.67	$15.25	$17.32
March 30, 2007	$19.06	$15.28	$16.46
June 29, 2007	$28.55	$16.20	$25.85
September 28, 2007	$34.80	$22.54	$31.10
December 31, 2007	$33.51	$20.48	$27.47
March 31, 2008	$35.50	$23.12	$27.96
June 30, 2008	$31.80	$22.60	$22.81
September 30, 2008	$29.00	$17.10	$22.78
December 31, 2008	$23.92	$12.57	$15.87
March 31, 2009	$24.93	$15.59	$23.53
June 30, 2009	$31.75	$22.64	$29.39
September 30, 2009	$38.95	$26.39	$36.75
December 31, 2009	$57.32	$34.38	$56.37
March 2, 2010*	$70.57	$52.66	$69.01

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CREE

Initial price: $69.01

Protection level: 80.00%

Protection price: $55.21

Physical delivery amount: 14($1,000/Initial price)

Fractional shares: 0.490654

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.00%
+90%	5.25%		90.00%
+80%	5.25%		80.00%
+70%	5.25%		70.00%
+60%	5.25%		60.00%
+50%	5.25%		50.00%
+40%	5.25%		40.00%
+30%	5.25%		30.00%
+20%	5.25%		20.00%
+10%	5.25%		10.00%
+5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-5.00%
-10%	5.25%	-4.75%	-10.00%
-20%	5.25%	-14.75%	-20.00%
-30%	N/A	-24.75%	-30.00%
-40%	N/A	-34.75%	-40.00%
-50%	N/A	-44.75%	-50.00%
-60%	N/A	-54.75%	-60.00%
-70%	N/A	-64.75%	-70.00%
-80%	N/A	-74.75%	-80.00%
-90%	N/A	-84.75%	-90.00%
-100%	N/A	-94.75%	-100.00%

FWP-27

salesforce.com, inc.

According to publicly available information, salesforce.com, inc. (the “Company”) was incorporated in Delaware in February 1999 and introduced its service offering in February 2000. Its principal executive offices are located in San Francisco, California and its website address is www.salesforce.com.

The Company is the leading provider, based on market share, of application services that allow organizations to share customer information on demand, according to a July 2008 report by International Data Corporation, or IDC. It provides a comprehensive customer relationship management service to businesses of all sizes and industries worldwide.

As of January 31, 2009, the Company’s customer base has grown to approximately 55,400 worldwide.

The linked share’s SEC file number is 001-32224.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	$17.60	$14.77	$16.07
September 30, 2004	$17.14	$9.00	$15.63
December 31, 2004	$22.68	$14.70	$16.94
March 31, 2005	$18.20	$12.96	$14.99
June 30, 2005	$21.98	$13.60	$20.48
September 30, 2005	$25.14	$18.63	$23.12
December 30, 2005	$36.19	$20.30	$32.05
March 31, 2006	$42.99	$31.60	$36.33
June 30, 2006	$37.87	$24.13	$26.66
September 29, 2006	$38.70	$21.64	$35.88
December 29, 2006	$44.58	$35.15	$36.45
March 30, 2007	$50.43	$35.57	$42.82
June 29, 2007	$49.96	$39.67	$42.86
September 28, 2007	$51.75	$37.91	$51.32
December 31, 2007	$65.52	$45.80	$62.69
March 31, 2008	$63.55	$47.61	$57.87
June 30, 2008	$75.16	$58.48	$68.23
September 30, 2008	$72.36	$44.10	$48.40
December 31, 2008	$48.40	$20.85	$32.01
March 31, 2009	$37.03	$25.50	$32.73
June 30, 2009	$45.49	$30.00	$38.17
September 30, 2009	$59.07	$35.27	$56.93
December 31, 2009	$74.95	$54.06	$73.77
March 2, 2010*	$75.53	$60.30	$71.84

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CRM

Initial price: $71.84

Protection level: 80.00%

Protection price: $57.47

Physical delivery amount: 13($1,000/Initial price)

Fractional shares: 0.919822

Coupon: 9.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.50%		100.00%
+90%	4.50%		90.00%
+80%	4.50%		80.00%
+70%	4.50%		70.00%
+60%	4.50%		60.00%
+50%	4.50%		50.00%
+40%	4.50%		40.00%
+30%	4.50%		30.00%
+20%	4.50%		20.00%
+10%	4.50%		10.00%
+5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.50%	-0.50%	-5.00%
-10%	4.50%	-5.50%	-10.00%
-20%	4.50%	-15.50%	-20.00%
-30%	N/A	-25.50%	-30.00%
-40%	N/A	-35.50%	-40.00%
-50%	N/A	-45.50%	-50.00%
-60%	N/A	-55.50%	-60.00%
-70%	N/A	-65.50%	-70.00%
-80%	N/A	-75.50%	-80.00%
-90%	N/A	-85.50%	-90.00%
-100%	N/A	-95.50%	-100.00%

FWP-28

Carpenter Technology Corporation

According to publicly available information, Carpenter Technology Corporation (the “Company”) is engaged in the manufacturing, fabrication, and distribution of specialty metals. As of June 30, 2009, the Company had a backlog of orders of approximately $230 million, substantially all of which is expected to be shipped within fiscal year 2010. As of June 30, 2009, the total workforce consisted of approximately 3,200 employees.

The linked share’s SEC file number is 001-05828.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$17.79	$14.19	$16.44
June 30, 2004	$17.03	$12.88	$17.03
September 30, 2004	$23.91	$15.47	$23.87
December 31, 2004	$30.96	$19.18	$29.23
March 31, 2005	$35.06	$24.83	$29.71
June 30, 2005	$31.73	$25.20	$25.90
September 30, 2005	$32.76	$25.35	$29.31
December 30, 2005	$36.04	$25.59	$35.24
March 31, 2006	$49.68	$34.98	$47.26
June 30, 2006	$71.06	$46.86	$57.75
September 29, 2006	$61.27	$45.06	$53.76
December 29, 2006	$59.56	$48.84	$51.26
March 30, 2007	$62.83	$48.19	$60.38
June 29, 2007	$69.00	$59.38	$65.16
September 28, 2007	$74.98	$49.77	$65.01
December 31, 2007	$79.65	$61.82	$75.17
March 31, 2008	$75.38	$50.80	$55.97
June 30, 2008	$63.06	$41.69	$43.65
September 30, 2008	$43.10	$24.12	$25.65
December 31, 2008	$25.58	$11.72	$20.54
March 31, 2009	$24.20	$12.02	$14.12
June 30, 2009	$25.20	$13.53	$20.81
September 30, 2009	$26.29	$16.29	$23.39
December 31, 2009	$28.35	$20.12	$26.95
March 2, 2010*	$33.04	$25.72	$31.65

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CRS

Initial price: $31.65

Protection level: 75.00%

Protection price: $23.74

Physical delivery amount: 31($1,000/Initial price)

Fractional shares: 0.595577

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 2.21% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		101.11%
+90%	5.00%		91.11%
+80%	5.00%		81.11%
+70%	5.00%		71.11%
+60%	5.00%		61.11%
+50%	5.00%		51.11%
+40%	5.00%		41.11%
+30%	5.00%		31.11%
+20%	5.00%		21.11%
+10%	5.00%		11.11%
+5%	5.00%		6.11%

0%	5.00%		1.11%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-3.89%
-10%	5.00%	-5.00%	-8.89%
-20%	5.00%	-15.00%	-18.89%
-30%	N/A	-25.00%	-28.89%
-40%	N/A	-35.00%	-38.89%
-50%	N/A	-45.00%	-48.89%
-60%	N/A	-55.00%	-58.89%
-70%	N/A	-65.00%	-68.89%
-80%	N/A	-75.00%	-78.89%
-90%	N/A	-85.00%	-88.89%
-100%	N/A	-95.00%	-98.89%

FWP-29

CEMEX, S.A.B. de C.V.

According to publicly available information, CEMEX, S.A.B. de C.V., (the “Company”) is the third largest ready-mix concrete company in the world, based on installed capacity as of December 31, 2008 of approximately 95.6 million tons. The Company is the largest ready-mix concrete company in the world with annual sales volumes of approximately 77.3 million cubic meters, and one of the largest aggregates company in the world with annual sales volumes of approximately 241 million tons, in each case based on its annual sales volumes in 2008. The Company is also one of the world’s largest traders of cement and clinker, having traded approximately 9 million tons of cement and clinker in 2008. The Company is a holding company primarily engaged, through its operating subsidiaries, in the production, distribution, marketing and sale of cement, ready-mix concrete, aggregates and clinker.

The Company is a global cement manufacturer with operations in North America, Europe, South America, Central America, the Caribbean, Africa, the Middle East and Asia.

The linked share’s SEC file number is 001-14946.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$13.19	$11.54	$13.13
June 30, 2004	$13.81	$11.44	$12.81
September 30, 2004	$13.79	$11.87	$12.39
December 31, 2004	$16.10	$11.95	$16.04
March 31, 2005	$18.72	$15.21	$15.96
June 30, 2005	$19.25	$15.03	$18.68
September 30, 2005	$23.69	$18.44	$23.03
December 30, 2005	$27.29	$20.60	$26.13
March 31, 2006	$29.54	$24.66	$28.75
June 30, 2006	$32.64	$21.54	$25.80
September 29, 2006	$27.89	$24.23	$27.24
December 29, 2006	$30.78	$26.78	$30.68
March 30, 2007	$34.42	$28.26	$29.66
June 29, 2007	$38.36	$28.95	$34.24
September 28, 2007	$35.24	$26.06	$27.76
December 31, 2007	$30.99	$23.02	$23.99
March 31, 2008	$27.32	$19.41	$24.24
June 30, 2008	$31.36	$22.46	$23.75
September 30, 2008	$24.27	$15.29	$16.56
December 31, 2008	$16.43	$3.86	$8.79
March 31, 2009	$10.33	$3.79	$6.01
June 30, 2009	$11.39	$5.93	$9.34
September 30, 2009	$14.58	$7.63	$12.92
December 31, 2009	$13.96	$10.03	$11.82
March 2, 2010*	$12.58	$8.83	$9.72

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CX

Initial price: $9.72

Protection level: 80.00%

Protection price: $7.78

Physical delivery amount: 102($1,000/Initial price)

Fractional shares: 0.880658

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.00%
+90%	4.75%		90.00%
+80%	4.75%		80.00%
+70%	4.75%		70.00%
+60%	4.75%		60.00%
+50%	4.75%		50.00%
+40%	4.75%		40.00%
+30%	4.75%		30.00%
+20%	4.75%		20.00%
+10%	4.75%		10.00%
+5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-5.00%
-10%	4.75%	-5.25%	-10.00%
-20%	4.75%	-15.25%	-20.00%
-30%	N/A	-25.25%	-30.00%
-40%	N/A	-35.25%	-40.00%
-50%	N/A	-45.25%	-50.00%
-60%	N/A	-55.25%	-60.00%
-70%	N/A	-65.25%	-70.00%
-80%	N/A	-75.25%	-80.00%
-90%	N/A	-85.25%	-90.00%
-100%	N/A	-95.25%	-100.00%

FWP-30

Cyberonics, Inc.

According to publicly available information, Cyberonics, Inc. (the “Company”) is a neuromodulation company incorporated as a Delaware corporation in 1987. The Company is engaged in the design, development, sales and marketing of implantable medical devices that provide a unique therapy, vagus nerve stimulation therapy for the treatment of refractory epilepsy and depression.

As of May 30, 2009, the Company had 440 full-time employees.

The linked share’s SEC file number is 000-19806.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$38.74	$20.65	$23.95
June 30, 2004	$40.07	$16.78	$33.36
September 30, 2004	$34.14	$12.78	$20.46
December 31, 2004	$21.46	$17.55	$20.72
March 31, 2005	$45.03	$19.30	$44.17
June 30, 2005	$47.77	$32.70	$43.39
September 30, 2005	$46.88	$28.63	$29.85
December 30, 2005	$35.30	$26.63	$32.30
March 31, 2006	$32.64	$24.26	$25.77
June 30, 2006	$27.35	$19.74	$21.32
September 29, 2006	$22.48	$14.70	$17.53
December 29, 2006	$27.55	$16.83	$20.64
March 30, 2007	$22.78	$17.62	$18.78
June 29, 2007	$23.02	$15.82	$16.82
September 28, 2007	$18.12	$12.95	$13.94
December 31, 2007	$15.89	$11.51	$13.16
March 31, 2008	$14.55	$9.59	$14.50
June 30, 2008	$23.60	$14.30	$21.70
September 30, 2008	$28.95	$15.56	$17.00
December 31, 2008	$18.27	$9.84	$16.57
March 31, 2009	$17.33	$12.31	$13.27
June 30, 2009	$16.83	$12.32	$16.63
September 30, 2009	$18.29	$14.01	$15.94
December 31, 2009	$21.36	$14.08	$20.44
March 2, 2010*	$21.63	$16.55	$18.49

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CYBX

Initial price: $18.49

Protection level: 80.00%

Protection price: $14.79

Physical delivery amount: 54($1,000/Initial price)

Fractional shares: 0.083288

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.00%
+90%	4.75%		90.00%
+80%	4.75%		80.00%
+70%	4.75%		70.00%
+60%	4.75%		60.00%
+50%	4.75%		50.00%
+40%	4.75%		40.00%
+30%	4.75%		30.00%
+20%	4.75%		20.00%
+10%	4.75%		10.00%
+5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-5.00%
-10%	4.75%	-5.25%	-10.00%
-20%	4.75%	-15.25%	-20.00%
-30%	N/A	-25.25%	-30.00%
-40%	N/A	-35.25%	-40.00%
-50%	N/A	-45.25%	-50.00%
-60%	N/A	-55.25%	-60.00%
-70%	N/A	-65.25%	-70.00%
-80%	N/A	-75.25%	-80.00%
-90%	N/A	-85.25%	-90.00%
-100%	N/A	-95.25%	-100.00%

FWP-31

Community Health Systems, Inc.

According to publicly available information, Community Health Systems, Inc. (the “Company”) is an operator of hospitals in the United States. As of December 31, 2009, the Company owned or leased 122 hospitals, which are diversified across 29 states. The Company also employed approximately 58,555 full-time employees and 20,659 part-time employees as of December 31, 2009.

The linked share’s SEC file number is 001-15925.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$30.87	$25.86	$27.83
June 30, 2004	$29.03	$23.48	$26.77
September 30, 2004	$27.87	$23.21	$26.68
December 31, 2004	$28.54	$25.51	$27.88
March 31, 2005	$36.33	$26.96	$34.91
June 30, 2005	$38.60	$33.14	$37.79
September 30, 2005	$39.46	$34.32	$38.81
December 30, 2005	$40.72	$35.62	$38.34
March 31, 2006	$39.96	$35.33	$36.15
June 30, 2006	$38.38	$34.94	$36.75
September 29, 2006	$39.18	$35.70	$37.35
December 29, 2006	$37.26	$31.25	$36.52
March 30, 2007	$39.05	$33.29	$35.25
June 29, 2007	$41.72	$34.86	$40.45
September 28, 2007	$44.50	$30.40	$31.44
December 31, 2007	$37.50	$27.70	$36.86
March 31, 2008	$36.85	$29.79	$33.57
June 30, 2008	$40.02	$32.40	$32.98
September 30, 2008	$36.81	$28.24	$29.31
December 31, 2008	$28.38	$10.47	$14.58
March 31, 2009	$21.60	$12.96	$15.34
June 30, 2009	$28.78	$13.95	$25.25
September 30, 2009	$35.48	$24.42	$31.93
December 31, 2009	$38.00	$29.35	$35.60
March 2, 2010*	$40.09	$31.00	$36.10

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CYH

Initial price: $36.10

Protection level: 80.00%

Protection price: $28.88

Physical delivery amount: 27($1,000/Initial price)

Fractional shares: 0.700831

Coupon: 8.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $6.67

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.00%		100.00%
+90%	4.00%		90.00%
+80%	4.00%		80.00%
+70%	4.00%		70.00%
+60%	4.00%		60.00%
+50%	4.00%		50.00%
+40%	4.00%		40.00%
+30%	4.00%		30.00%
+20%	4.00%		20.00%
+10%	4.00%		10.00%
+5%	4.00%		5.00%

0%	4.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.00%	-1.00%	-5.00%
-10%	4.00%	-6.00%	-10.00%
-20%	4.00%	-16.00%	-20.00%
-30%	N/A	-26.00%	-30.00%
-40%	N/A	-36.00%	-40.00%
-50%	N/A	-46.00%	-50.00%
-60%	N/A	-56.00%	-60.00%
-70%	N/A	-66.00%	-70.00%
-80%	N/A	-76.00%	-80.00%
-90%	N/A	-86.00%	-90.00%
-100%	N/A	-96.00%	-100.00%

FWP-32

Discover Financial Services

According to publicly available information, Discover Financial Services (the “Company”) is a credit card issuer and electronic payment services company. As of November 30, 2009, the Company has $50.9 billion in managed receivables in the United States.

The linked share’s SEC file number is 001-33378.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$32.17	$27.93	$28.50
September 28, 2007	$29.15	$20.25	$20.80
December 31, 2007	$23.33	$14.81	$15.08
March 31, 2008	$17.99	$11.25	$16.37
June 30, 2008	$19.83	$13.01	$13.17
September 30, 2008	$18.15	$11.17	$13.82
December 31, 2008	$14.03	$6.59	$9.53
March 31, 2009	$9.93	$4.73	$6.31
June 30, 2009	$11.64	$6.02	$10.27
September 30, 2009	$16.63	$9.00	$16.23
December 31, 2009	$17.35	$13.85	$14.71
March 2, 2010*	$15.18	$12.59	$13.90

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DFS

Initial price: $13.90

Protection level: 80.00%

Protection price: $11.12

Physical delivery amount: 71($1,000/Initial price)

Fractional shares: 0.942446

Coupon: 8.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.57% per annum

Coupon amount monthly: $7.08

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.25%		100.29%
+90%	4.25%		90.29%
+80%	4.25%		80.29%
+70%	4.25%		70.29%
+60%	4.25%		60.29%
+50%	4.25%		50.29%
+40%	4.25%		40.29%
+30%	4.25%		30.29%
+20%	4.25%		20.29%
+10%	4.25%		10.29%
+5%	4.25%		5.29%

0%	4.25%		0.29%

	Protection Price Ever Breached?
	NO	YES
-5%	4.25%	-0.75%	-4.71%
-10%	4.25%	-5.75%	-9.71%
-20%	4.25%	-15.75%	-19.71%
-30%	N/A	-25.75%	-29.71%
-40%	N/A	-35.75%	-39.71%
-50%	N/A	-45.75%	-49.71%
-60%	N/A	-55.75%	-59.71%
-70%	N/A	-65.75%	-69.71%
-80%	N/A	-75.75%	-79.71%
-90%	N/A	-85.75%	-89.71%
-100%	N/A	-95.75%	-99.71%

FWP-33

Denbury Resources Inc.

According to publicly available information, Denbury Resources Inc. (the “Company”) is a Delaware corporation and is engaged in the acquisition, development, operation and exploration of oil and natural gas properties in the Gulf Coast region of the United States, primarily Mississippi, Louisana, Texas and Alabama. The Company’s corporate headquarters are located at 5100 Tennyson Parkway, Suite 1200, Plano, Texas 75024. As of December 31, 2009, the Company had 830 employees, 492 of whom were employed in field operations.

The linked share’s SEC file number is 001-12935.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$4.23	$3.33	$4.22
June 30, 2004	$5.43	$4.18	$5.24
September 30, 2004	$6.55	$4.65	$6.35
December 31, 2004	$7.33	$6.01	$6.86
March 31, 2005	$9.16	$6.18	$8.81
June 30, 2005	$10.27	$7.01	$9.94
September 30, 2005	$12.86	$9.98	$12.61
December 30, 2005	$12.75	$9.68	$11.39
March 31, 2006	$16.33	$11.79	$15.84
June 30, 2006	$18.30	$12.96	$15.84
September 29, 2006	$17.90	$13.27	$14.45
December 29, 2006	$15.47	$12.98	$13.90
March 30, 2007	$15.31	$12.98	$14.90
June 29, 2007	$19.38	$14.84	$18.75
September 28, 2007	$23.38	$18.28	$22.35
December 31, 2007	$30.56	$22.41	$29.75
March 31, 2008	$33.64	$21.90	$28.55
June 30, 2008	$40.21	$27.31	$36.50
September 30, 2008	$37.15	$16.11	$19.04
December 31, 2008	$18.86	$5.59	$10.92
March 31, 2009	$17.52	$9.62	$14.86
June 30, 2009	$18.83	$13.39	$14.73
September 30, 2009	$17.78	$12.45	$15.13
December 31, 2009	$17.39	$12.52	$14.80
March 2, 2010*	$17.07	$13.41	$14.46

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DNR

Initial price: $14.46

Protection level: 80.00%

Protection price: $11.57

Physical delivery amount: 69($1,000/Initial price)

Fractional shares: 0.156293

Coupon: 10.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.54

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.125%		100.00%
+90%	5.125%		90.00%
+80%	5.125%		80.00%
+70%	5.125%		70.00%
+60%	5.125%		60.00%
+50%	5.125%		50.00%
+40%	5.125%		40.00%
+30%	5.125%		30.00%
+20%	5.125%		20.00%
+10%	5.125%		10.00%
+5%	5.125%		5.00%

0%	5.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.125%	0.125%	-5.00%
-10%	5.125%	-4.875%	-10.00%
-20%	5.125%	-14.875%	-20.00%
-30%	N/A	-24.875%	-30.00%
-40%	N/A	-34.875%	-40.00%
-50%	N/A	-44.875%	-50.00%
-60%	N/A	-54.875%	-60.00%
-70%	N/A	-64.875%	-70.00%
-80%	N/A	-74.875%	-80.00%
-90%	N/A	-84.875%	-90.00%
-100%	N/A	-94.875%	-100.00%

FWP-34

Diana Shipping Inc.

According to publicly available information, Diana Shipping Inc. (the “Company”) is a global provider of shipping transportation services, and specializes in transporting dry bulk cargoes, including commodities such as iron, ore, coal, grain and other materials. The Company is incorporated in the Marshall Islands, and principal executive offices are in Athens, Greece. As of December 31, 2008, the Company’s fleet consists of 19 dry bulk carriers, of which 13 are Panamax and six are Capesize dry bulk carriers.

The linked share’s SEC file number is: 001-32458.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	$18.15	$15.60	$16.54
June 30, 2005	$17.20	$13.00	$14.64
September 30, 2005	$16.90	$12.33	$16.50
December 30, 2005	$16.99	$11.50	$12.86
March 31, 2006	$13.59	$11.09	$12.11
June 30, 2006	$12.59	$9.50	$10.75
September 29, 2006	$14.15	$10.00	$13.33
December 29, 2006	$15.95	$13.09	$15.81
March 30, 2007	$20.78	$15.71	$17.61
June 29, 2007	$23.15	$17.51	$22.40
September 28, 2007	$29.68	$19.50	$28.50
December 31, 2007	$45.15	$26.83	$31.46
March 31, 2008	$32.08	$20.15	$26.32
June 30, 2008	$41.10	$25.92	$30.71
September 30, 2008	$32.70	$17.75	$19.69
December 31, 2008	$21.10	$7.00	$12.76
March 31, 2009	$17.49	$10.00	$11.79
June 30, 2009	$19.00	$11.34	$13.32
September 30, 2009	$15.04	$11.93	$13.00
December 31, 2009	$18.24	$12.30	$14.48
March 2, 2010*	$16.61	$13.09	$14.19

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DSX

Initial price: $14.19

Protection level: 80.00%

Protection price: $11.35

Physical delivery amount: 70($1,000/Initial price)

Fractional shares: 0.472163

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.00%
+90%	5.25%		90.00%
+80%	5.25%		80.00%
+70%	5.25%		70.00%
+60%	5.25%		60.00%
+50%	5.25%		50.00%
+40%	5.25%		40.00%
+30%	5.25%		30.00%
+20%	5.25%		20.00%
+10%	5.25%		10.00%
+5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-5.00%
-10%	5.25%	-4.75%	-10.00%
-20%	5.25%	-14.75%	-20.00%
-30%	N/A	-24.75%	-30.00%
-40%	N/A	-34.75%	-40.00%
-50%	N/A	-44.75%	-50.00%
-60%	N/A	-54.75%	-60.00%
-70%	N/A	-64.75%	-70.00%
-80%	N/A	-74.75%	-80.00%
-90%	N/A	-84.75%	-90.00%
-100%	N/A	-94.75%	-100.00%

FWP-35

Brinker International, Inc.

According to publicly available information, Brinker International, Inc. (the “Company”) is the owner, developer, operator and franchisor of the Chili’s Grill & Bar, On the Border Mexican Grill & Cantina, and Maggiano’s Little Italy restaurant brands. The Company was organized under the laws of State of Delaware in September 1983. As of June 24, 2009, the Company employed 77,100 people.

The linked share’s SEC file number is 001-10275.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$26.53	$21.99	$25.29
June 30, 2004	$26.37	$22.49	$22.75
September 30, 2004	$24.45	$19.28	$20.77
December 31, 2004	$23.58	$20.38	$23.38
March 31, 2005	$26.29	$22.47	$24.15
June 30, 2005	$28.27	$22.13	$26.70
September 30, 2005	$27.43	$23.87	$25.04
December 30, 2005	$28.17	$24.15	$25.77
March 31, 2006	$28.77	$24.92	$28.17
June 30, 2006	$28.54	$23.40	$24.20
September 29, 2006	$28.33	$20.99	$26.73
December 29, 2006	$32.02	$25.93	$30.16
March 30, 2007	$35.74	$29.23	$32.70
June 29, 2007	$34.33	$28.51	$29.27
September 28, 2007	$30.36	$25.69	$27.44
December 31, 2007	$28.35	$18.92	$19.56
March 31, 2008	$20.15	$14.84	$18.55
June 30, 2008	$23.90	$17.54	$18.90
September 30, 2008	$21.48	$16.09	$17.89
December 31, 2008	$17.95	$3.88	$10.54
March 31, 2009	$15.78	$7.95	$15.10
June 30, 2009	$20.09	$14.65	$17.03
September 30, 2009	$18.54	$13.64	$15.73
December 31, 2009	$16.85	$12.39	$14.92
March 2, 2010*	$18.41	$14.20	$17.84

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: EAT

Initial price: $17.84

Protection level: 80.00%

Protection price: $14.27

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.053812

Coupon: 8.50% per annum

Maturity: September 30, 2010

Dividend yield: 2.46% per annum

Coupon amount monthly: $7.08

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.25%		101.23%
+90%	4.25%		91.23%
+80%	4.25%		81.23%
+70%	4.25%		71.23%
+60%	4.25%		61.23%
+50%	4.25%		51.23%
+40%	4.25%		41.23%
+30%	4.25%		31.23%
+20%	4.25%		21.23%
+10%	4.25%		11.23%
+5%	4.25%		6.23%

0%	4.25%		1.23%

	Protection Price Ever Breached?
	NO	YES
-5%	4.25%	-0.75%	-3.77%
-10%	4.25%	-5.75%	-8.77%
-20%	4.25%	-15.75%	-18.77%
-30%	N/A	-25.75%	-28.77%
-40%	N/A	-35.75%	-38.77%
-50%	N/A	-45.75%	-48.77%
-60%	N/A	-55.75%	-58.77%
-70%	N/A	-65.75%	-68.77%
-80%	N/A	-75.75%	-78.77%
-90%	N/A	-85.75%	-88.77%
-100%	N/A	-95.75%	-98.77%

FWP-36

Eldorado Gold Corp.

According to publicly available information, Eldorado Gold Corp. (“the Company”) is engaged in the production of, development of and exploration of gold. The Company is also engaged in the acquisition of gold properties. The Company’s business is presently focused in China and Turkey. As of December 31, 2008, the Company has two gold mines in production. The Company’s head office is located at Suite 1188-550 Burrard Street, Vancouver BC, Canada V6C 2B5.

The linked share’s SEC file number is 001-31522.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$3.46	$2.60	$2.88
June 30, 2004	$3.10	$1.95	$2.59
September 30, 2004	$3.33	$2.10	$3.26
December 31, 2004	$3.61	$2.80	$2.95
March 31, 2005	$3.40	$2.61	$2.87
June 30, 2005	$2.95	$2.02	$2.67
September 30, 2005	$3.73	$2.52	$3.55
December 30, 2005	$5.38	$2.85	$4.90
March 31, 2006	$5.68	$3.91	$4.78
June 30, 2006	$5.80	$4.03	$4.83
September 29, 2006	$5.12	$3.96	$4.35
December 29, 2006	$6.17	$3.82	$5.40
March 30, 2007	$6.55	$4.76	$5.83
June 29, 2007	$6.50	$5.40	$5.83
September 28, 2007	$7.16	$3.25	$6.05
December 31, 2007	$7.06	$5.13	$5.80
March 31, 2008	$7.88	$5.50	$6.82
June 30, 2008	$8.77	$6.40	$8.65
September 30, 2008	$9.34	$5.40	$6.26
December 31, 2008	$8.23	$2.38	$7.95
March 31, 2009	$9.70	$6.44	$9.00
June 30, 2009	$10.42	$7.15	$8.95
September 30, 2009	$12.28	$7.93	$11.40
December 31, 2009	$14.82	$10.58	$14.17
March 2, 2010*	$15.40	$11.39	$12.99

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.
**	In respect of the quarterly periods set forth above from the period ending March 31, 2004 up to and including the period ending September 30, 2009, the high, low and closing prices were those quoted on the American Stock Exchange (now known as NYSE Amex Equities). In respect of the period starting from January 1, 2010 and ending March 2, 2010, the high, low and closing prices were those quoted on the New York Stock Exchange.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: EGO

Initial price: $12.99

Protection level: 75.00%

Protection price: $9.74

Physical delivery amount: 76($1,000/Initial price)

Fractional shares: 0.982294

Coupon: 9.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.50%		100.00%
+90%	4.50%		90.00%
+80%	4.50%		80.00%
+70%	4.50%		70.00%
+60%	4.50%		60.00%
+50%	4.50%		50.00%
+40%	4.50%		40.00%
+30%	4.50%		30.00%
+20%	4.50%		20.00%
+10%	4.50%		10.00%
+5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.50%	-0.50%	-5.00%
-10%	4.50%	-5.50%	-10.00%
-20%	4.50%	-15.50%	-20.00%
-30%	N/A	-25.50%	-30.00%
-40%	N/A	-35.50%	-40.00%
-50%	N/A	-45.50%	-50.00%
-60%	N/A	-55.50%	-60.00%
-70%	N/A	-65.50%	-70.00%
-80%	N/A	-75.50%	-80.00%
-90%	N/A	-85.50%	-90.00%
-100%	N/A	-95.50%	-100.00%

FWP-37

Expedia, Inc.

According to publicly available information, Expedia, Inc. (the “Company”) is an online travel company, empowering business and leisure travelers with the tools and information they need to efficiently research, plan, book and experience travel. The Company has created a global marketplace used by a broad range of leisure and corporate travelers, offline retail travel agents, and travel service providers.

As of December 31, 2009, the Company employed approximately 7,960 full-time and part-time employees.

The linked share’s SEC file number is 000-51447.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	$27.50	$18.61	$19.81
December 30, 2005	$26.24	$18.49	$23.96
March 31, 2006	$27.55	$17.42	$20.27
June 30, 2006	$20.55	$13.37	$14.97
September 29, 2006	$17.28	$12.89	$15.68
December 29, 2006	$21.29	$15.55	$20.98
March 30, 2007	$23.33	$19.97	$23.18
June 29, 2007	$29.77	$22.44	$29.29
September 28, 2007	$32.57	$25.45	$31.88
December 31, 2007	$35.28	$27.48	$31.62
March 31, 2008	$31.88	$20.18	$21.89
June 30, 2008	$25.50	$18.31	$18.38
September 30, 2008	$20.42	$13.63	$15.11
December 31, 2008	$15.05	$6.00	$8.24
March 31, 2009	$10.34	$6.31	$9.08
June 30, 2009	$17.65	$8.82	$15.11
September 30, 2009	$25.62	$13.52	$23.95
December 31, 2009	$27.51	$21.95	$25.71
March 2, 2010*	$26.03	$20.17	$23.11

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: EXPE

Initial price: $23.11

Protection level: 80.00%

Protection price: $18.49

Physical delivery amount: 43($1,000/Initial price)

Fractional shares: 0.271311

Coupon: 8.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.08

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.25%		100.00%
+90%	4.25%		90.00%
+80%	4.25%		80.00%
+70%	4.25%		70.00%
+60%	4.25%		60.00%
+50%	4.25%		50.00%
+40%	4.25%		40.00%
+30%	4.25%		30.00%
+20%	4.25%		20.00%
+10%	4.25%		10.00%
+5%	4.25%		5.00%

0%	4.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.25%	-0.75%	-5.00%
-10%	4.25%	-5.75%	-10.00%
-20%	4.25%	-15.75%	-20.00%
-30%	N/A	-25.75%	-30.00%
-40%	N/A	-35.75%	-40.00%
-50%	N/A	-45.75%	-50.00%
-60%	N/A	-55.75%	-60.00%
-70%	N/A	-65.75%	-70.00%
-80%	N/A	-75.75%	-80.00%
-90%	N/A	-85.75%	-90.00%
-100%	N/A	-95.75%	-100.00%

FWP-38

Freeport-McMoRan Copper & Gold Inc.

According to publicly available information, Freeport-McMoRan Copper & Gold Inc. (the “Company”), is one of the world’s largest copper, gold and molybdenum mining companies in terms of reserves and production. As of December 31, 2009, consolidated recoverable proven and probable reserves totaled 104.2 billion pounds of copper, 37.2 million ounces of gold, 2.59 billion pounds of molybdenum, 270.4 million ounces of silver and 0.7 billion pounds of cobalt. Approximately 33 percent of there copper reserves were in Indonesia, approximately 33 percent were in South America, approximately 26 percent were in North America and approximately 8 percent were in Africa. Approximately 96 percent of the Company’s gold reserves were in Indonesia, with the Company’s remaining gold reserves located in South America.

The linked share’s SEC file number is 1-11307-01.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$44.90	$35.10	$39.09
June 30, 2004	$39.85	$27.92	$33.15
September 30, 2004	$42.13	$31.54	$40.50
December 31, 2004	$42.55	$33.98	$38.23
March 31, 2005	$43.90	$35.12	$39.61
June 30, 2005	$40.31	$31.52	$37.44
September 30, 2005	$49.48	$37.12	$48.59
December 30, 2005	$56.35	$43.80	$53.80
March 31, 2006	$64.99	$47.11	$59.77
June 30, 2006	$72.20	$43.10	$55.41
September 29, 2006	$62.29	$47.58	$53.26
December 29, 2006	$63.70	$47.60	$55.73
March 30, 2007	$67.19	$48.98	$66.19
June 29, 2007	$85.50	$65.62	$82.82
September 28, 2007	$110.48	$67.08	$104.89
December 31, 2007	$120.20	$85.71	$102.44
March 31, 2008	$107.37	$69.10	$96.22
June 30, 2008	$127.23	$93.00	$117.19
September 30, 2008	$117.08	$51.24	$56.85
December 31, 2008	$56.20	$15.70	$24.44
March 31, 2009	$43.45	$21.17	$38.11
June 30, 2009	$61.55	$36.60	$50.11
September 30, 2009	$73.43	$43.19	$68.61
December 31, 2009	$87.35	$63.01	$80.29
March 2, 2010*	$90.55	$66.04	$77.98

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FCX

Initial price: $77.98

Protection level: 80.00%

Protection price: $62.38

Physical delivery amount: 12($1,000/Initial price)

Fractional shares: 0.823801

Coupon: 12.75% per annum

Maturity: September 30, 2010

Dividend yield: 0.19% per annum

Coupon amount monthly: $10.63

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	6.375%		100.10%
+90%	6.375%		90.10%
+80%	6.375%		80.10%
+70%	6.375%		70.10%
+60%	6.375%		60.10%
+50%	6.375%		50.10%
+40%	6.375%		40.10%
+30%	6.375%		30.10%
+20%	6.375%		20.10%
+10%	6.375%		10.10%
+5%	6.375%		5.10%

0%	6.375%		0.10%

	Protection Price Ever Breached?
	NO	YES
-5%	6.375%	1.375%	-4.90%
-10%	6.375%	-3.625%	-9.90%
-20%	6.375%	-13.625%	-19.90%
-30%	N/A	-23.625%	-29.90%
-40%	N/A	-33.625%	-39.90%
-50%	N/A	-43.625%	-49.90%
-60%	N/A	-53.625%	-59.90%
-70%	N/A	-63.625%	-69.90%
-80%	N/A	-73.625%	-79.90%
-90%	N/A	-83.625%	-89.90%
-100%	N/A	-93.625%	-99.90%

FWP-39

Fifth Third Bancorp

According to publicly available information, Fifth Third Bancorp (the “Company”) is a diversified financial services company headquartered in Cincinnati, Ohio. At December 31, 2009, the Company had $113 billion in assets, operated 16 affiliates with 1,309 full-service banking centers and 92 Bank Mart locations.

The linked share’s SEC file number is 001-33653.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$60.00	$53.27	$55.37
June 30, 2004	$57.00	$51.13	$53.78
September 30, 2004	$54.07	$46.59	$49.22
December 31, 2004	$52.33	$45.33	$47.28
March 31, 2005	$48.12	$42.05	$42.98
June 30, 2005	$44.67	$40.25	$41.21
September 30, 2005	$43.99	$36.38	$36.73
December 30, 2005	$42.50	$35.04	$37.72
March 31, 2006	$41.43	$36.30	$39.36
June 30, 2006	$41.02	$35.86	$36.95
September 29, 2006	$40.18	$35.95	$38.08
December 29, 2006	$41.56	$37.75	$40.93
March 30, 2007	$41.41	$37.93	$38.69
June 29, 2007	$43.32	$37.88	$39.77
September 28, 2007	$41.17	$33.60	$33.88
December 31, 2007	$35.33	$24.82	$25.13
March 31, 2008	$28.58	$20.25	$20.92
June 30, 2008	$23.75	$8.96	$10.18
September 30, 2008	$21.00	$7.96	$11.90
December 31, 2008	$14.75	$6.33	$8.26
March 31, 2009	$8.65	$1.01	$2.92
June 30, 2009	$9.15	$2.50	$7.10
September 30, 2009	$11.20	$6.34	$10.13
December 31, 2009	$10.90	$8.76	$9.75
March 2, 2010*	$12.86	$9.82	$12.66

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FITB

Initial price: $12.66

Protection level: 80.00%

Protection price: $10.13

Physical delivery amount: 78($1,000/Initial price)

Fractional shares: 0.988942

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.32% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.16%
+90%	5.25%		90.16%
+80%	5.25%		80.16%
+70%	5.25%		70.16%
+60%	5.25%		60.16%
+50%	5.25%		50.16%
+40%	5.25%		40.16%
+30%	5.25%		30.16%
+20%	5.25%		20.16%
+10%	5.25%		10.16%
+5%	5.25%		5.16%

0%	5.25%		0.16%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-4.84%
-10%	5.25%	-4.75%	-9.84%
-20%	5.25%	-14.75%	-19.84%
-30%	N/A	-24.75%	-29.84%
-40%	N/A	-34.75%	-39.84%
-50%	N/A	-44.75%	-49.84%
-60%	N/A	-54.75%	-59.84%
-70%	N/A	-64.75%	-69.84%
-80%	N/A	-74.75%	-79.84%
-90%	N/A	-84.75%	-89.84%
-100%	N/A	-94.75%	-99.84%

FWP-40

First Solar, Inc.

According to publicly available information, First Solar, Inc. (the “Company”) designs and manufactures solar modules using a proprietary thin film semiconductor technology. The Company manufactures its solar modules on high-throughput production lines and performs all manufacturing steps in an automated, proprietary, continuous process.

The Company is expanding its manufacturing capacity with the construction of four plants — each with four production lines — at its Malaysian manufacturing center. In August 2006, the Company expanded its Ohio plant from one to three production lines. In April 2007, the Company started initial production at a four line manufacturing plant in Germany, which reached full capacity in the third quarter of 2007. Also in April 2007, the Company began construction of plant one of its Malaysian manufacturing center. In the third and fourth quarters of 2007, the Company began construction of plants two and three, respectively; and in the first quarter of 2008, it began construction of plant four. The Company expects plant one to reach its full capacity in the second half of 2008; plant two to reach its full capacity in the first half of 2009; and plants three and four to reach full capacity in the second half of 2009. After plant four of its Malaysian manufacturing center reaches its full capacity, the Company will have 23 production lines and an annual global manufacturing capacity of approximately 1012MW based on the fourth quarter of 2007 average run rate at its existing plants. On November 30, 2007, the Company completed the acquisition of Turner Renewable Energy, LLC, a privately held company which designed and deployed commercial solar projects for utilities in the United States.

The Company’s customers develop, own and operate solar power plants or sell turnkey solar power plants to end-users that include owners of land, owners of agricultural buildings, owners of commercial warehouses, offices and industrial buildings, public agencies, municipal government authorities, utility companies, and financial investors that desire to own large scale solar power plant projects.

The linked share’s SEC file number is: 001-33156.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	$30.00	$23.59	$29.80
March 30, 2007	$59.88	$27.54	$52.01
June 29, 2007	$91.10	$52.10	$89.29
September 28, 2007	$123.21	$74.77	$117.74
December 31, 2007	$283.00	$119.95	$267.14
March 31, 2008	$272.47	$143.34	$231.14
June 30, 2008	$317.00	$232.20	$272.82
September 30, 2008	$301.30	$176.07	$188.91
December 31, 2008	$202.88	$85.28	$137.96
March 31, 2009	$165.20	$100.93	$132.70
June 30, 2009	$207.51	$129.90	$162.12
September 30, 2009	$176.00	$112.12	$152.86
December 31, 2009	$162.20	$115.09	$135.40
March 2, 2010*	$142.46	$98.71	$107.27

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FSLR

Initial price: $107.27

Protection level: 80.00%

Protection price: $85.82

Physical delivery amount: 9($1,000/Initial price)

Fractional shares: 0.322271

Coupon: 11.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.50%		100.00%
+90%	5.50%		90.00%
+80%	5.50%		80.00%
+70%	5.50%		70.00%
+60%	5.50%		60.00%
+50%	5.50%		50.00%
+40%	5.50%		40.00%
+30%	5.50%		30.00%
+20%	5.50%		20.00%
+10%	5.50%		10.00%
+5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.50%	0.50%	-5.00%
-10%	5.50%	-4.50%	-10.00%
-20%	5.50%	-14.50%	-20.00%
-30%	N/A	-24.50%	-30.00%
-40%	N/A	-34.50%	-40.00%
-50%	N/A	-44.50%	-50.00%
-60%	N/A	-54.50%	-60.00%
-70%	N/A	-64.50%	-70.00%
-80%	N/A	-74.50%	-80.00%
-90%	N/A	-84.50%	-90.00%
-100%	N/A	-94.50%	-100.00%

FWP-41

Forest Oil Corporation

According to publicly available information, Forest Oil Corporation (the “Company”) is an independent oil and gas company engaged in the acquisition, exploration, development, and production of natural gas and liquids primarily in North America. The Company was incorporated in New York in 1924, as the successor to a company formed in 1916, and has been a publicly held company since 1969.

The Company currently conducts its operations in three geographical segments and five business units. The geographical segments are: the United States, Canada, and International. The business units are: Western, Eastern, Southern, Canada, and International. The Company conducts exploration and development activities in each of its geographical segments; however, substantially all of its estimated proved reserves and all of its producing properties are located in North America. The Company’s total estimated proved reserves as of December 31, 2009 were approximately 2,668 Bcfe. At December 31, 2009, approximately 87% of the Company’s estimated proved oil and gas reserves were in the United States, approximately 11% were in Canada, and approximately 2% were in Italy.

The linked share’s SEC file number is 001-13515.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$19.83	$15.72	$16.91
June 30, 2004	$18.53	$15.57	$18.30
September 30, 2004	$20.47	$16.31	$20.17
December 31, 2004	$22.85	$18.87	$21.25
March 31, 2005	$29.00	$19.34	$27.13
June 30, 2005	$29.47	$22.91	$28.13
September 30, 2005	$36.68	$27.31	$34.90
December 30, 2005	$36.34	$26.97	$30.52
March 31, 2006	$37.36	$30.81	$37.18
June 30, 2006	$39.75	$28.01	$33.16
September 29, 2006	$35.28	$29.06	$31.59
December 29, 2006	$36.17	$29.13	$32.68
March 30, 2007	$34.25	$28.84	$33.37
June 29, 2007	$44.70	$33.26	$42.26
September 28, 2007	$44.72	$37.43	$43.04
December 31, 2007	$52.25	$42.78	$50.84
March 31, 2008	$52.21	$40.85	$48.96
June 30, 2008	$76.20	$49.80	$74.50
September 30, 2008	$82.96	$45.31	$49.60
December 31, 2008	$47.97	$12.00	$16.49
March 31, 2009	$21.77	$10.34	$13.15
June 30, 2009	$22.24	$12.46	$14.92
September 30, 2009	$20.17	$12.01	$19.57
December 31, 2009	$24.99	$17.16	$22.25
March 2, 2010*	$28.69	$22.61	$28.05

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FST

Initial price: $28.05

Protection level: 80.00%

Protection price: $22.44

Physical delivery amount: 35($1,000/Initial price)

Fractional shares: 0.650624

Coupon: 11.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.58

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.75%		100.00%
+90%	5.75%		90.00%
+80%	5.75%		80.00%
+70%	5.75%		70.00%
+60%	5.75%		60.00%
+50%	5.75%		50.00%
+40%	5.75%		40.00%
+30%	5.75%		30.00%
+20%	5.75%		20.00%
+10%	5.75%		10.00%
+5%	5.75%		5.00%

0%	5.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.75%	0.75%	-5.00%
-10%	5.75%	-4.25%	-10.00%
-20%	5.75%	-14.25%	-20.00%
-30%	N/A	-24.25%	-30.00%
-40%	N/A	-34.25%	-40.00%
-50%	N/A	-44.25%	-50.00%
-60%	N/A	-54.25%	-60.00%
-70%	N/A	-64.25%	-70.00%
-80%	N/A	-74.25%	-80.00%
-90%	N/A	-84.25%	-90.00%
-100%	N/A	-94.25%	-100.00%

FWP-42

Frontier Oil Corporation

According to publicly available information, Frontier Oil Corporation (the “Company”) is an independent energy company engaged in crude oil refining and the wholesale marketing of refined petroleum products. As of December 31, 2009, the Company operates refineries in Cheyenne, Wyoming and El Dorado, Kansas with a total annual average crude oil capacity of approximately 182,000 barrels per day. The Company’s marketing efforts are primarily focused in the Rocky Mountain region and the Plains States, which they believe are among the most attractive refined products markets in the United States.

The linked share’s SEC file number is 001-07627.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$4.96	$4.02	$4.85
June 30, 2004	$5.30	$4.25	$5.30
September 30, 2004	$5.93	$4.56	$5.90
December 31, 2004	$6.73	$5.56	$6.67
March 31, 2005	$9.23	$5.98	$9.07
June 30, 2005	$14.91	$9.23	$14.68
September 30, 2005	$23.04	$13.42	$22.18
December 30, 2005	$22.94	$15.78	$18.77
March 31, 2006	$30.53	$19.02	$29.68
June 30, 2006	$32.95	$23.75	$32.40
September 29, 2006	$37.60	$24.33	$26.58
December 29, 2006	$32.99	$24.01	$28.74
March 30, 2007	$33.75	$25.47	$32.64
June 29, 2007	$45.75	$31.96	$43.77
September 28, 2007	$49.10	$31.61	$41.64
December 31, 2007	$49.11	$39.54	$40.58
March 31, 2008	$41.00	$25.23	$27.26
June 30, 2008	$32.99	$23.03	$23.91
September 30, 2008	$24.26	$16.50	$18.42
December 31, 2008	$18.36	$7.51	$12.63
March 31, 2009	$16.84	$11.80	$12.79
June 30, 2009	$18.40	$12.09	$13.11
September 30, 2009	$15.15	$12.01	$13.92
December 31, 2009	$16.54	$11.03	$12.04
March 2, 2010*	$13.77	$12.11	$12.58

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FTO

Initial price: $12.58

Protection level: 80.00%

Protection price: $10.06

Physical delivery amount: 79($1,000/Initial price)

Fractional shares: 0.491256

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 1.84% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.92%
+90%	5.00%		90.92%
+80%	5.00%		80.92%
+70%	5.00%		70.92%
+60%	5.00%		60.92%
+50%	5.00%		50.92%
+40%	5.00%		40.92%
+30%	5.00%		30.92%
+20%	5.00%		20.92%
+10%	5.00%		10.92%
+5%	5.00%		5.92%

0%	5.00%		0.92%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-4.08%
-10%	5.00%	-5.00%	-9.08%
-20%	5.00%	-15.00%	-19.08%
-30%	N/A	-25.00%	-29.08%
-40%	N/A	-35.00%	-39.08%
-50%	N/A	-45.00%	-49.08%
-60%	N/A	-55.00%	-59.08%
-70%	N/A	-65.00%	-69.08%
-80%	N/A	-75.00%	-79.08%
-90%	N/A	-85.00%	-89.08%
-100%	N/A	-95.00%	-99.08%

FWP-43

Green Mountain Coffee Roasters, Inc.

According to publicly available information, Green Mountain Coffee Roasters, Inc. (the “Company”) is a leader in the specialty coffee industry. The Company sells over 100 whole bean and ground coffee selections, hot cocoa, teas and coffees in K-Cup® portion packs, Keurig® single-cup brewers and other accessories. In recent years, a significant driver of the Company’s growth has been the sale of K-Cups and Keurig brewing systems. The Company manages its operations through two business segments, Green Mountain Coffee and Keurig, Incorporated. As of August 30, 2009, approximately 30% of the Company’s specialty coffee business unit’s total consolidated sales volume was from fair trade certified coffee.

The linked share’s SEC file number is 001-12340.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$5.36	$4.33	$4.48
June 30, 2004	$4.83	$3.97	$4.13
September 30, 2004	$4.80	$4.00	$4.67
December 31, 2004	$5.88	$4.64	$5.58
March 31, 2005	$6.09	$5.18	$5.33
June 30, 2005	$7.89	$5.22	$7.54
September 30, 2005	$8.87	$6.80	$7.73
December 30, 2005	$9.86	$6.96	$9.02
March 31, 2006	$9.27	$8.44	$8.83
June 30, 2006	$10.03	$7.85	$8.93
September 29, 2006	$9.17	$7.78	$8.18
December 29, 2006	$11.91	$8.00	$10.94
March 30, 2007	$14.56	$10.93	$14.01
June 29, 2007	$18.15	$13.48	$17.50
September 28, 2007	$28.62	$17.37	$22.13
December 31, 2007	$28.00	$19.73	$27.13
March 31, 2008	$27.88	$16.67	$21.10
June 30, 2008	$29.83	$19.40	$25.05
September 30, 2008	$28.00	$20.97	$26.23
December 31, 2008	$27.33	$15.57	$25.80
March 31, 2009	$33.66	$21.40	$32.00
June 30, 2009	$63.63	$30.57	$59.12
September 30, 2009	$75.88	$53.29	$73.84
December 31, 2009	$82.95	$59.60	$81.47
March 2, 2010*	$89.75	$78.12	$87.88

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GMCR

Initial price: $87.88

Protection level: 80.00%

Protection price: $70.30

Physical delivery amount: 11($1,000/Initial price)

Fractional shares: 0.379153

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.00%
+90%	5.00%		90.00%
+80%	5.00%		80.00%
+70%	5.00%		70.00%
+60%	5.00%		60.00%
+50%	5.00%		50.00%
+40%	5.00%		40.00%
+30%	5.00%		30.00%
+20%	5.00%		20.00%
+10%	5.00%		10.00%
+5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-5.00%
-10%	5.00%	-5.00%	-10.00%
-20%	5.00%	-15.00%	-20.00%
-30%	N/A	-25.00%	-30.00%
-40%	N/A	-35.00%	-40.00%
-50%	N/A	-45.00%	-50.00%
-60%	N/A	-55.00%	-60.00%
-70%	N/A	-65.00%	-70.00%
-80%	N/A	-75.00%	-80.00%
-90%	N/A	-85.00%	-90.00%
-100%	N/A	-95.00%	-100.00%

FWP-44

GameStop Corp.

According to publicly available information, GameStop Corp. (the “Company”) is a retailer of video game products and PC entertainment software. The Company sells new and used video game hardware, video game software and accessories, PC entertainment software, related accessories, and other merchandise.

As of January 31, 2009, the Company operated 6,207 stores in the United States, Australia, Canada and Europe.

The linked share’s SEC file number is 001-32637.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$9.49	$7.53	$9.01
June 30, 2004	$9.37	$7.24	$7.61
September 30, 2004	$9.38	$7.19	$9.26
December 31, 2004	$11.76	$9.10	$11.18
March 31, 2005	$11.81	$9.27	$11.08
June 30, 2005	$17.13	$10.37	$16.36
September 30, 2005	$19.18	$14.30	$15.74
December 30, 2005	$19.09	$15.00	$15.91
March 31, 2006	$23.97	$15.58	$23.57
June 30, 2006	$24.84	$18.06	$21.00
September 29, 2006	$24.75	$18.08	$23.14
December 29, 2006	$29.21	$22.82	$27.56
March 30, 2007	$32.98	$25.30	$32.57
June 29, 2007	$41.17	$32.31	$39.10
September 28, 2007	$59.21	$37.40	$56.35
December 31, 2007	$63.50	$47.61	$62.11
March 31, 2008	$62.26	$40.80	$51.71
June 30, 2008	$59.13	$40.27	$40.40
September 30, 2008	$47.69	$32.80	$34.21
December 31, 2008	$38.42	$16.91	$21.66
March 31, 2009	$29.08	$21.04	$28.02
June 30, 2009	$32.79	$20.45	$22.01
September 30, 2009	$27.32	$20.03	$26.47
December 31, 2009	$28.61	$20.70	$21.94
March 2, 2010*	$24.10	$17.12	$17.49

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GME

Initial price: $17.49

Protection level: 80.00%

Protection price: $13.99

Physical delivery amount: 57($1,000/Initial price)

Fractional shares: 0.175529

Coupon: 8.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $6.67

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.00%		100.00%
+90%	4.00%		90.00%
+80%	4.00%		80.00%
+70%	4.00%		70.00%
+60%	4.00%		60.00%
+50%	4.00%		50.00%
+40%	4.00%		40.00%
+30%	4.00%		30.00%
+20%	4.00%		20.00%
+10%	4.00%		10.00%
+5%	4.00%		5.00%

0%	4.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.00%	-1.00%	-5.00%
-10%	4.00%	-6.00%	-10.00%
-20%	4.00%	-16.00%	-20.00%
-30%	N/A	-26.00%	-30.00%
-40%	N/A	-36.00%	-40.00%
-50%	N/A	-46.00%	-50.00%
-60%	N/A	-56.00%	-60.00%
-70%	N/A	-66.00%	-70.00%
-80%	N/A	-76.00%	-80.00%
-90%	N/A	-86.00%	-90.00%
-100%	N/A	-96.00%	-100.00%

FWP-45

The Goodyear Tire & Rubber Company

According to publicly available information, the Goodyear Tire & Rubber Company (the “Company”) is an Ohio corporation organized in 1898. Its principal offices are located at 1144 East Market Street, Akron, Ohio 44316-0001. As of December 31, 2009, the Company’s net sales were approximately $16.3 billion and it had a net loss in 2009 of $375 million. Together with its U.S. and international subsidiaries and joint ventures, the Company develops, manufactures, markets and distributes tires for most applications. It also manufactures and markets several lines of power transmission belts, hoses and other rubber products for the transportation industry and various industrial and chemical markets, and rubber-related chemicals for various applications. The Company is one of the world’s largest operators of commercial truck service and tire retreading centers. In addition, the Company operates more than 1,500 tire and auto service center outlets where it offers its products for retail sale and provides automotive repair and other services. The Company manufactures its products in 57 manufacturing facilities in 23 countries, including the United States, and it has marketing operations in almost every country around the world. The Company employs approximately 69,000 associates worldwide.

The linked share’s SEC file number is 001-01927.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.90	$7.06	$8.54
June 30, 2004	$10.40	$7.66	$9.09
September 30, 2004	$12.00	$9.09	$10.74
December 31, 2004	$15.01	$9.21	$14.66
March 31, 2005	$16.08	$13.11	$13.35
June 30, 2005	$15.45	$11.24	$14.90
September 30, 2005	$18.57	$14.65	$15.59
December 30, 2005	$18.18	$12.81	$17.38
March 31, 2006	$19.30	$12.78	$14.48
June 30, 2006	$15.42	$10.35	$11.10
September 29, 2006	$15.05	$9.76	$14.50
December 29, 2006	$21.35	$13.64	$20.99
March 30, 2007	$32.16	$21.40	$31.19
June 29, 2007	$36.59	$30.96	$34.76
September 28, 2007	$36.90	$23.83	$30.41
December 31, 2007	$31.36	$25.34	$28.22
March 31, 2008	$29.87	$22.36	$25.80
June 30, 2008	$30.10	$17.53	$17.83
September 30, 2008	$23.10	$14.16	$15.31
December 31, 2008	$15.11	$3.94	$5.97
March 31, 2009	$8.09	$3.17	$6.26
June 30, 2009	$14.26	$6.00	$11.26
September 30, 2009	$18.84	$9.98	$17.03
December 31, 2009	$18.23	$11.88	$14.10
March 2, 2010*	$16.39	$12.06	$13.32

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GT

Initial price: $13.32

Protection level: 80.00%

Protection price: $10.66

Physical delivery amount: 75($1,000/Initial price)

Fractional shares: 0.075075

Coupon: 11.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.50%		100.00%
+90%	5.50%		90.00%
+80%	5.50%		80.00%
+70%	5.50%		70.00%
+60%	5.50%		60.00%
+50%	5.50%		50.00%
+40%	5.50%		40.00%
+30%	5.50%		30.00%
+20%	5.50%		20.00%
+10%	5.50%		10.00%
+5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.50%	0.50%	-5.00%
-10%	5.50%	-4.50%	-10.00%
-20%	5.50%	-14.50%	-20.00%
-30%	N/A	-24.50%	-30.00%
-40%	N/A	-34.50%	-40.00%
-50%	N/A	-44.50%	-50.00%
-60%	N/A	-54.50%	-60.00%
-70%	N/A	-64.50%	-70.00%
-80%	N/A	-74.50%	-80.00%
-90%	N/A	-84.50%	-90.00%
-100%	N/A	-94.50%	-100.00%

FWP-46

The Hartford Financial Services Group, Inc.

According to publicly available information, The Hartford Financial Services Group, Inc. (the “Company”) is a diversified insurance and financial services company. The Company, headquartered in Connecticut, is a provider of investment products, individual life, group life and group disability insurance products, and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of the Company’s subsidiaries. The Company writes insurance in the United States and internationally. At December 31, 2009, total assets and total stockholders’ equity of the Company were $307.7 billion and $17.9 billion, respectively.

The linked share’s SEC file number is 001-13958.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$66.70	$58.75	$63.70
June 30, 2004	$69.12	$61.06	$68.74
September 30, 2004	$69.05	$58.08	$61.93
December 31, 2004	$69.57	$52.73	$69.31
March 31, 2005	$74.07	$65.98	$68.56
June 30, 2005	$77.52	$65.35	$74.78
September 30, 2005	$82.50	$71.53	$77.17
December 30, 2005	$89.49	$72.57	$85.89
March 31, 2006	$89.12	$79.24	$80.55
June 30, 2006	$93.95	$80.14	$84.60
September 29, 2006	$88.51	$79.55	$86.75
December 29, 2006	$93.75	$83.78	$93.31
March 30, 2007	$97.95	$90.30	$95.58
June 29, 2007	$106.23	$94.89	$98.51
September 28, 2007	$100.54	$83.00	$92.55
December 31, 2007	$99.14	$86.37	$87.19
March 31, 2008	$87.88	$63.98	$75.77
June 30, 2008	$79.88	$64.41	$64.57
September 30, 2008	$68.35	$31.50	$40.99
December 31, 2008	$39.74	$4.16	$16.42
March 31, 2009	$19.91	$3.33	$7.85
June 30, 2009	$18.16	$7.16	$11.87
September 30, 2009	$29.00	$10.00	$26.50
December 31, 2009	$29.59	$22.89	$23.26
March 2, 2010*	$28.59	$21.60	$25.72

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HIG

Initial price: $25.72

Protection level: 80.00%

Protection price: $20.58

Physical delivery amount: 38($1,000/Initial price)

Fractional shares: 0.880249

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.78% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.39%
+90%	5.00%		90.39%
+80%	5.00%		80.39%
+70%	5.00%		70.39%
+60%	5.00%		60.39%
+50%	5.00%		50.39%
+40%	5.00%		40.39%
+30%	5.00%		30.39%
+20%	5.00%		20.39%
+10%	5.00%		10.39%
+5%	5.00%		5.39%

0%	5.00%		0.39%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-4.61%
-10%	5.00%	-5.00%	-9.61%
-20%	5.00%	-15.00%	-19.61%
-30%	N/A	-25.00%	-29.61%
-40%	N/A	-35.00%	-39.61%
-50%	N/A	-45.00%	-49.61%
-60%	N/A	-55.00%	-59.61%
-70%	N/A	-65.00%	-69.61%
-80%	N/A	-75.00%	-79.61%
-90%	N/A	-85.00%	-89.61%
-100%	N/A	-95.00%	-99.61%

FWP-47

Holly Corporation

According to publicly available information, Holly Corporation (the “Company”) is an independent petroleum refiner that produces high value light products such as gasoline, diesel fuel, jet fuel, specialty lubricant products, and specialty and modified asphalt. The Company was incorporated in Delaware in 1947.

As of December 31, 2009, the Company had 1,632 employees.

The linked share’s SEC file number is 001-03876.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	$9.50	$7.88	$9.35
September 30, 2004	$12.75	$9.19	$12.75
December 31, 2004	$14.39	$11.38	$13.94
March 31, 2005	$19.85	$12.64	$18.64
June 30, 2005	$23.63	$16.23	$23.34
September 30, 2005	$32.44	$22.79	$31.99
December 30, 2005	$32.73	$24.87	$29.44
March 31, 2006	$37.92	$27.93	$37.06
June 30, 2006	$48.20	$36.23	$48.20
September 29, 2006	$55.96	$38.04	$43.33
December 29, 2006	$56.34	$39.41	$51.40
March 30, 2007	$61.80	$48.28	$59.30
June 29, 2007	$77.53	$57.83	$74.19
September 28, 2007	$80.49	$51.61	$59.83
December 31, 2007	$67.38	$45.00	$50.89
March 31, 2008	$56.79	$38.84	$43.41
June 30, 2008	$49.62	$36.13	$36.92
September 30, 2008	$37.47	$25.89	$28.92
December 31, 2008	$28.82	$10.84	$18.23
March 31, 2009	$27.42	$18.17	$21.20
June 30, 2009	$31.38	$17.23	$17.98
September 30, 2009	$26.22	$16.72	$25.62
December 31, 2009	$33.53	$23.57	$25.63
March 2, 2010*	$29.90	$25.13	$26.04

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HOC

Initial price: $26.04

Protection level: 80.00%

Protection price: $20.83

Physical delivery amount: 38($1,000/Initial price)

Fractional shares: 0.402458

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 2.24% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		101.12%
+90%	5.25%		91.12%
+80%	5.25%		81.12%
+70%	5.25%		71.12%
+60%	5.25%		61.12%
+50%	5.25%		51.12%
+40%	5.25%		41.12%
+30%	5.25%		31.12%
+20%	5.25%		21.12%
+10%	5.25%		11.12%
+5%	5.25%		6.12%

0%	5.25%		1.12%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-3.88%
-10%	5.25%	-4.75%	-8.88%
-20%	5.25%	-14.75%	-18.88%
-30%	N/A	-24.75%	-28.88%
-40%	N/A	-34.75%	-38.88%
-50%	N/A	-44.75%	-48.88%
-60%	N/A	-54.75%	-58.88%
-70%	N/A	-64.75%	-68.88%
-80%	N/A	-74.75%	-78.88%
-90%	N/A	-84.75%	-88.88%
-100%	N/A	-94.75%	-98.88%

FWP-48

International Paper Co.

According to publicly available information, International Paper Co. (the “Company”) is a global paper and packaging company that is complemented by an extensive North American merchant distribution system, with primary markets and manufacturing operations in North America, Europe, Latin America, Russia, Asia and North Africa.

The Company is a New York corporation, incorporated in 1941 as the successor to the New York corporation of the same name organized in 1898.

The linked share’s SEC file number is 001-03157.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$45.01	$39.80	$42.26
June 30, 2004	$44.81	$37.91	$44.70
September 30, 2004	$44.65	$38.24	$40.41
December 31, 2004	$42.52	$37.16	$42.00
March 31, 2005	$42.48	$35.67	$36.79
June 30, 2005	$37.91	$30.16	$30.21
September 30, 2005	$34.95	$29.45	$29.80
December 30, 2005	$34.90	$26.97	$33.61
March 31, 2006	$36.39	$32.10	$34.57
June 30, 2006	$37.98	$30.69	$32.30
September 29, 2006	$36.00	$31.52	$34.63
December 29, 2006	$35.63	$31.85	$34.10
March 30, 2007	$38.00	$32.75	$36.40
June 29, 2007	$39.94	$36.34	$39.05
September 28, 2007	$41.57	$31.06	$35.87
December 31, 2007	$37.30	$31.43	$32.38
March 31, 2008	$33.77	$26.59	$27.20
June 30, 2008	$29.37	$23.15	$23.30
September 30, 2008	$31.07	$21.66	$26.18
December 31, 2008	$26.64	$10.20	$11.80
March 31, 2009	$12.74	$3.93	$7.04
June 30, 2009	$15.96	$6.82	$15.13
September 30, 2009	$25.30	$13.82	$22.23
December 31, 2009	$27.78	$20.62	$26.78
March 2, 2010*	$28.61	$21.66	$25.03

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IP

Initial price: $25.03

Protection level: 80.00%

Protection price: $20.02

Physical delivery amount: 39($1,000/Initial price)

Fractional shares: 0.952058

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.39% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.20%
+90%	5.25%		90.20%
+80%	5.25%		80.20%
+70%	5.25%		70.20%
+60%	5.25%		60.20%
+50%	5.25%		50.20%
+40%	5.25%		40.20%
+30%	5.25%		30.20%
+20%	5.25%		20.20%
+10%	5.25%		10.20%
+5%	5.25%		5.20%

0%	5.25%		0.20%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-4.80%
-10%	5.25%	-4.75%	-9.80%
-20%	5.25%	-14.75%	-19.80%
-30%	N/A	-24.75%	-29.80%
-40%	N/A	-34.75%	-39.80%
-50%	N/A	-44.75%	-49.80%
-60%	N/A	-54.75%	-59.80%
-70%	N/A	-64.75%	-69.80%
-80%	N/A	-74.75%	-79.80%
-90%	N/A	-84.75%	-89.80%
-100%	N/A	-94.75%	-99.80%

FWP-49

Intrepid Potash, Inc.

According to publicly available information, Intrepid Potash, Inc. (the “Company”) is a domestic producer of muriate of potash and is dedicated to the production and marketing of potash and langbeinite, another mineral that contains potassium. The Company was incorporated in the state of Delaware on November 19, 2007. The Company owns five active potash production facilities – three in New Mexico and two in Utah. The Company has a current estimated productive capacity to produce 910,000 tons of potash and 210,000 tons of langbeinite annual as of December 31, 2009.

The linked share’s SEC file number is 001-34025.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	$76.24	$43.44	$65.78
September 30, 2008	$65.34	$26.36	$30.14
December 31, 2008	$30.32	$13.80	$20.77
March 31, 2009	$25.64	$14.00	$18.45
June 30, 2009	$34.55	$17.87	$28.08
September 30, 2009	$28.99	$21.20	$23.59
December 31, 2009	$32.83	$21.20	$29.17
March 2, 2010*	$34.20	$24.28	$29.13

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IPI

Initial price: $29.13

Protection level: 80.00%

Protection price: $23.30

Physical delivery amount: 34($1,000/Initial price)

Fractional shares: 0.328871

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.00%
+90%	5.00%		90.00%
+80%	5.00%		80.00%
+70%	5.00%		70.00%
+60%	5.00%		60.00%
+50%	5.00%		50.00%
+40%	5.00%		40.00%
+30%	5.00%		30.00%
+20%	5.00%		20.00%
+10%	5.00%		10.00%
+5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-5.00%
-10%	5.00%	-5.00%	-10.00%
-20%	5.00%	-15.00%	-20.00%
-30%	N/A	-25.00%	-30.00%
-40%	N/A	-35.00%	-40.00%
-50%	N/A	-45.00%	-50.00%
-60%	N/A	-55.00%	-60.00%
-70%	N/A	-65.00%	-70.00%
-80%	N/A	-75.00%	-80.00%
-90%	N/A	-85.00%	-90.00%
-100%	N/A	-95.00%	-100.00%

FWP-50

Jones Apparel Group, Inc.

According to publicly available information, Jones Apparel Group, Inc. (the “Company”) is a designer, marketer and wholesaler of branded apparel, footwear and accessories. The Company also markets directly to consumer through a chain of specialty retail and value-based stores and through e-commerce web sites. As of December 31, 2009, the Company operated a total of 617 outlet stores and had approximately 6,525 full-time employees.

The linked share’s SEC file number is 001-10746.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$38.18	$33.25	$36.15
June 30, 2004	$40.00	$35.14	$39.48
September 30, 2004	$39.82	$34.41	$35.80
December 31, 2004	$37.49	$33.00	$36.57
March 31, 2005	$37.45	$31.61	$33.49
June 30, 2005	$33.70	$29.09	$31.04
September 30, 2005	$33.45	$26.85	$28.50
December 30, 2005	$31.25	$26.47	$30.72
March 31, 2006	$36.10	$28.58	$35.37
June 30, 2006	$35.98	$30.81	$31.79
September 29, 2006	$33.07	$27.30	$32.44
December 29, 2006	$34.51	$31.72	$33.43
March 30, 2007	$35.54	$30.22	$30.73
June 29, 2007	$34.50	$27.60	$28.25
September 28, 2007	$29.53	$16.73	$21.13
December 31, 2007	$22.65	$15.98	$15.99
March 31, 2008	$18.06	$12.11	$13.42
June 30, 2008	$17.86	$12.92	$13.75
September 30, 2008	$22.11	$12.25	$18.51
December 31, 2008	$18.59	$2.34	$5.86
March 31, 2009	$6.40	$2.39	$4.22
June 30, 2009	$11.69	$4.08	$10.73
September 30, 2009	$19.09	$9.18	$17.93
December 31, 2009	$19.74	$15.91	$16.06
March 2, 2010*	$17.78	$14.19	$17.55

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JNY

Initial price: $17.55

Protection level: 80.00%

Protection price: $14.04

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.980057

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 1.12% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.56%
+90%	5.00%		90.56%
+80%	5.00%		80.56%
+70%	5.00%		70.56%
+60%	5.00%		60.56%
+50%	5.00%		50.56%
+40%	5.00%		40.56%
+30%	5.00%		30.56%
+20%	5.00%		20.56%
+10%	5.00%		10.56%
+5%	5.00%		5.56%

0%	5.00%		0.56%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-4.44%
-10%	5.00%	-5.00%	-9.44%
-20%	5.00%	-15.00%	-19.44%
-30%	N/A	-25.00%	-29.44%
-40%	N/A	-35.00%	-39.44%
-50%	N/A	-45.00%	-49.44%
-60%	N/A	-55.00%	-59.44%
-70%	N/A	-65.00%	-69.44%
-80%	N/A	-75.00%	-79.44%
-90%	N/A	-85.00%	-89.44%
-100%	N/A	-95.00%	-99.44%

FWP-51

Joy Global Inc.

According to publicly available information, Joy Global Inc. (the “Company”) is a manufacturer and servicer of high productivity mining equipment for the extraction of coal and other minerals and ores. The Company’s equipment is used in major mining regions throughout the world to mine coal, copper, iron ore, oil sands and other minerals. The Company operates in two business segments: underground mining machinery (Joy Mining Machinery or “Joy”) and surface mining equipment (P&H Mining Equipment or “P&H”). Sales of original equipment for the mining industry, as a class of products, accounted for 45%, 42%, and 37% of its consolidated sales for fiscal 2009, 2008, and 2007, respectively. Joy also maintains a network of service and replacement parts distribution centers to rebuild and service equipment and to sell replacement parts in support of its installed base. P&H produces surface mining equipment for the extraction of ores and minerals and provides operational support for many types of equipment used in surface mining. P&H products include electric mining shovels and rotary blasthole drills and walking draglines for open-pit mining operations. P&H has facilities in Australia, Brazil, Canada, Chile, China, South Africa, and the United States. P&H products are used in mining copper, coal, iron ore, oil sands, silver, gold, diamonds, phosphate, and other minerals and ores.

The linked share’s SEC file number is 1-09299.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$13.32	$11.00	$12.48
June 30, 2004	$13.56	$10.44	$13.31
September 30, 2004	$15.69	$11.97	$15.28
December 31, 2004	$19.86	$14.38	$19.30
March 31, 2005	$26.17	$17.18	$23.37
June 30, 2005	$25.80	$19.85	$22.39
September 30, 2005	$34.04	$22.03	$33.64
December 30, 2005	$41.94	$27.00	$40.00
March 31, 2006	$61.91	$41.57	$59.77
June 30, 2006	$72.23	$44.75	$52.09
September 29, 2006	$53.80	$31.32	$37.61
December 29, 2006	$50.77	$35.59	$48.34
March 30, 2007	$55.80	$40.36	$42.90
June 29, 2007	$61.99	$42.43	$58.33
September 28, 2007	$65.50	$42.10	$50.86
December 31, 2007	$67.57	$48.76	$65.82
March 31, 2008	$72.00	$47.97	$65.16
June 30, 2008	$89.98	$62.76	$75.83
September 30, 2008	$78.55	$35.82	$45.14
December 31, 2008	$44.70	$14.30	$22.89
March 31, 2009	$28.06	$15.38	$21.30
June 30, 2009	$42.25	$20.29	$35.72
September 30, 2009	$50.56	$30.21	$48.94
December 31, 2009	$59.27	$43.81	$51.59
March 2, 2010*	$61.28	$42.47	$51.67

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JOYG

Initial price: $51.67

Protection level: 80.00%

Protection price: $41.34

Physical delivery amount: 19($1,000/Initial price)

Fractional shares: 0.353590

Coupon: 12.00% per annum

Maturity: September 30, 2010

Dividend yield: 1.25% per annum

Coupon amount monthly: $10.00

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	6.00%		100.63%
+90%	6.00%		90.63%
+80%	6.00%		80.63%
+70%	6.00%		70.63%
+60%	6.00%		60.63%
+50%	6.00%		50.63%
+40%	6.00%		40.63%
+30%	6.00%		30.63%
+20%	6.00%		20.63%
+10%	6.00%		10.63%
+5%	6.00%		5.63%

0%	6.00%		0.63%

	Protection Price Ever Breached?
	NO	YES
-5%	6.00%	1.00%	-4.37%
-10%	6.00%	-4.00%	-9.37%
-20%	6.00%	-14.00%	-19.37%
-30%	N/A	-24.00%	-29.37%
-40%	N/A	-34.00%	-39.37%
-50%	N/A	-44.00%	-49.37%
-60%	N/A	-54.00%	-59.37%
-70%	N/A	-64.00%	-69.37%
-80%	N/A	-74.00%	-79.37%
-90%	N/A	-84.00%	-89.37%
-100%	N/A	-94.00%	-99.37%

FWP-52

KeyCorp

According to publicly available information, KeyCorp (the “Company”) is headquartered in Cleveland, Ohio and it is a bank holding company and a financial holding company. The Company has consolidated total assets of $93.3 billion at December 31, 2009. The Company provides a wide range of retail and commercial banking, commercial leasing, investment management, consumer finance and investment banking products and services to individual, corporate and institutional clients.

As of December 31, 2009, the Company employed approximately 16,698 full-time employees.

The linked share’s SEC file number is 001-11302.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$33.23	$28.63	$30.29
June 30, 2004	$32.27	$28.23	$29.89
September 30, 2004	$32.02	$29.00	$31.60
December 31, 2004	$34.50	$31.35	$33.90
March 31, 2005	$34.05	$31.02	$32.45
June 30, 2005	$33.79	$31.52	$33.15
September 30, 2005	$34.99	$31.65	$32.25
December 30, 2005	$34.05	$30.10	$32.93
March 31, 2006	$37.67	$32.96	$36.80
June 30, 2006	$38.31	$34.24	$35.68
September 29, 2006	$38.15	$34.48	$37.44
December 29, 2006	$38.62	$35.73	$38.03
March 30, 2007	$39.90	$35.94	$37.47
June 29, 2007	$38.95	$34.15	$34.33
September 28, 2007	$37.09	$31.38	$32.33
December 31, 2007	$34.05	$21.56	$23.45
March 31, 2008	$27.23	$20.19	$21.95
June 30, 2008	$26.12	$10.80	$10.98
September 30, 2008	$16.00	$7.94	$11.94
December 31, 2008	$15.20	$4.99	$8.52
March 31, 2009	$9.31	$4.84	$7.87
June 30, 2009	$9.81	$4.46	$5.24
September 30, 2009	$7.06	$4.40	$6.50
December 31, 2009	$6.85	$5.29	$5.55
March 2, 2010*	$7.75	$5.65	$7.04

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: KEY

Initial price: $7.04

Protection level: 75.00%

Protection price: $5.28

Physical delivery amount: 142($1,000/Initial price)

Fractional shares: 0.045455

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.56% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.28%
+90%	5.00%		90.28%
+80%	5.00%		80.28%
+70%	5.00%		70.28%
+60%	5.00%		60.28%
+50%	5.00%		50.28%
+40%	5.00%		40.28%
+30%	5.00%		30.28%
+20%	5.00%		20.28%
+10%	5.00%		10.28%
+5%	5.00%		5.28%

0%	5.00%		0.28%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-4.72%
-10%	5.00%	-5.00%	-9.72%
-20%	5.00%	-15.00%	-19.72%
-30%	N/A	-25.00%	-29.72%
-40%	N/A	-35.00%	-39.72%
-50%	N/A	-45.00%	-49.72%
-60%	N/A	-55.00%	-59.72%
-70%	N/A	-65.00%	-69.72%
-80%	N/A	-75.00%	-79.72%
-90%	N/A	-85.00%	-89.72%
-100%	N/A	-95.00%	-99.72%

FWP-53

Kinross Gold Corporation

According to publicly available information, Kinross Gold Corporation (the “Company”) is principally engaged in the mining and processing of gold and, as a by-products, silver ore and the exploration for, and the acquisition of, gold bearing properties in the Americas, the Russian Federation and worldwide. The Company’s strategy is to increase shareholder value through increases in precious metal reserves, production and long-term cash flow and earning per share.

At December 31, 2008, the Company employed approximately 5,500 persons.

The linked share’s SEC file number is: 001-10321.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$8.56	$6.40	$7.33
June 30, 2004	$7.53	$4.80	$5.56
September 30, 2004	$6.87	$5.03	$6.78
December 31, 2004	$8.40	$6.34	$7.04
March 31, 2005	$7.33	$5.87	$6.00
June 30, 2005	$6.20	$4.86	$6.10
September 30, 2005	$7.90	$5.53	$7.68
December 30, 2005	$9.42	$6.49	$9.22
March 31, 2006	$11.94	$8.77	$10.93
June 30, 2006	$13.07	$8.92	$10.89
September 29, 2006	$15.39	$10.30	$12.52
December 29, 2006	$13.63	$10.87	$11.88
March 30, 2007	$14.57	$10.64	$13.79
June 29, 2007	$14.91	$11.32	$11.68
September 28, 2007	$15.50	$9.87	$14.98
December 31, 2007	$21.19	$14.43	$18.40
March 31, 2008	$27.40	$18.74	$22.11
June 30, 2008	$25.45	$17.97	$23.61
September 30, 2008	$25.36	$11.47	$16.12
December 31, 2008	$19.05	$7.14	$18.42
March 31, 2009	$19.64	$14.33	$17.87
June 30, 2009	$20.98	$13.62	$18.15
September 30, 2009	$23.65	$17.22	$21.70
December 31, 2009	$23.91	$17.45	$18.40
March 2, 2010*	$21.12	$16.13	$18.95

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: KGC

Initial price: $18.95

Protection level: 80.00%

Protection price: $15.16

Physical delivery amount: 52($1,000/Initial price)

Fractional shares: 0.770449

Coupon: 10.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.47% per annum

Coupon amount monthly: $8.54

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.125%		100.24%
+90%	5.125%		90.24%
+80%	5.125%		80.24%
+70%	5.125%		70.24%
+60%	5.125%		60.24%
+50%	5.125%		50.24%
+40%	5.125%		40.24%
+30%	5.125%		30.24%
+20%	5.125%		20.24%
+10%	5.125%		10.24%
+5%	5.125%		5.24%

0%	5.125%		0.24%

	Protection Price Ever Breached?
	NO	YES
-5%	5.125%	0.12%	-4.76%
-10%	5.125%	-4.88%	-9.76%
-20%	5.125%	-14.88%	-19.76%
-30%	N/A	-24.88%	-29.76%
-40%	N/A	-34.88%	-39.76%
-50%	N/A	-44.88%	-49.76%
-60%	N/A	-54.88%	-59.76%
-70%	N/A	-64.88%	-69.76%
-80%	N/A	-74.88%	-79.76%
-90%	N/A	-84.88%	-89.76%
-100%	N/A	-94.88%	-99.76%

FWP-54

Lincoln National Corp.

According to publicly available information, Lincoln National Corp. (the “Company”) is a holding company, which operates multiple insurance and investment management businesses through subsidiary companies. Through the Company’s business segments, they sell a wide range of wealth protection, accumulation and retirement income products and solutions. The Company was organized under the laws of the state of Indiana in 1968. The Company currently maintains its principal executive offices in Radnor, Pennsylvania, which were previously located in Philadelphia, Pennsylvania. As of December 31, 2009, the Company had consolidated assets of $177.4 billion and consolidated stockholders’ equity of $11.7 billion.

The linked share’s SEC file number is 01-06028.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$48.87	$40.06	$47.32
June 30, 2004	$50.38	$43.26	$47.25
September 30, 2004	$47.50	$41.90	$47.00
December 31, 2004	$48.70	$40.79	$46.68
March 31, 2005	$49.42	$44.36	$45.14
June 30, 2005	$47.77	$41.59	$46.92
September 30, 2005	$52.42	$46.59	$52.02
December 30, 2005	$54.40	$46.94	$53.03
March 31, 2006	$57.96	$52.00	$54.59
June 30, 2006	$60.51	$54.30	$56.44
September 29, 2006	$63.47	$53.94	$62.08
December 29, 2006	$66.72	$61.74	$66.40
March 30, 2007	$71.18	$64.29	$67.79
June 29, 2007	$74.72	$66.90	$70.95
September 28, 2007	$72.27	$54.42	$65.97
December 31, 2007	$69.68	$55.86	$58.22
March 31, 2008	$58.11	$45.64	$52.00
June 30, 2008	$56.78	$45.18	$45.32
September 30, 2008	$59.20	$39.99	$42.81
December 31, 2008	$43.20	$4.76	$18.84
March 31, 2009	$25.57	$4.90	$6.69
June 30, 2009	$19.99	$5.53	$17.21
September 30, 2009	$27.82	$14.35	$25.91
December 31, 2009	$28.09	$21.99	$24.88
March 2, 2010*	$28.44	$22.52	$26.11

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LNC

Initial price: $26.11

Protection level: 80.00%

Protection price: $20.89

Physical delivery amount: 38($1,000/Initial price)

Fractional shares: 0.299502

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.15% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.08%
+90%	5.00%		90.08%
+80%	5.00%		80.08%
+70%	5.00%		70.08%
+60%	5.00%		60.08%
+50%	5.00%		50.08%
+40%	5.00%		40.08%
+30%	5.00%		30.08%
+20%	5.00%		20.08%
+10%	5.00%		10.08%
+5%	5.00%		5.08%

0%	5.00%		0.08%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-4.92%
-10%	5.00%	-5.00%	-9.92%
-20%	5.00%	-15.00%	-19.92%
-30%	N/A	-25.00%	-29.92%
-40%	N/A	-35.00%	-39.92%
-50%	N/A	-45.00%	-49.92%
-60%	N/A	-55.00%	-59.92%
-70%	N/A	-65.00%	-69.92%
-80%	N/A	-75.00%	-79.92%
-90%	N/A	-85.00%	-89.92%
-100%	N/A	-95.00%	-99.92%

FWP-55

Las Vegas Sands Corp.

According to publicly available information, Las Vegas Sands Corp. (the “Company”) owns and operates The Venetian Resort Hotel Casino, The Palazzo Resort Hotel Casino, The Sands Expo and Convention Center and The Congress Center in Las Vegas, Nevada, and the Sands Macao and The Venetian Macao Resort Hotel in Macao, China. In addition, the Company is also developing Marina Bay Sands, an integrated resort in Singapore, and Sands Bethworks, an integrated resort in Bethlehem, Pennsylvania. The Company is exploring the possibility of developing and operating integrated resorts in additional Asian and U.S. jurisdictions, and in Europe.

The Company was incorporated as a Nevada corporation in August 2004. As of December 31, 2009, the Company directly employs approximately 27,000 employees worldwide.

The linked share’s SEC file number is 001-32373.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	$53.70	$41.75	$48.00
March 31, 2005	$51.40	$41.47	$45.00
June 30, 2005	$45.32	$33.13	$35.75
September 30, 2005	$40.73	$30.97	$32.91
December 30, 2005	$46.44	$29.08	$39.47
March 31, 2006	$58.02	$38.44	$56.66
June 30, 2006	$78.90	$54.68	$77.86
September 29, 2006	$77.86	$57.71	$68.35
December 29, 2006	$97.25	$66.06	$89.48
March 30, 2007	$109.45	$81.01	$86.61
June 29, 2007	$91.91	$71.24	$76.39
September 28, 2007	$142.75	$75.56	$133.42
December 31, 2007	$148.76	$102.50	$103.05
March 31, 2008	$105.35	$70.00	$73.64
June 30, 2008	$83.13	$45.30	$47.44
September 30, 2008	$59.00	$30.56	$36.11
December 31, 2008	$37.00	$2.89	$5.93
March 31, 2009	$9.15	$1.38	$3.01
June 30, 2009	$11.84	$3.08	$7.86
September 30, 2009	$20.73	$6.32	$16.84
December 31, 2009	$18.83	$12.95	$14.94
March 2, 2010*	$19.12	$14.89	$17.11

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LVS

Initial price: $17.11

Protection level: 75.00%

Protection price: $12.83

Physical delivery amount: 58($1,000/Initial price)

Fractional shares: 0.445354

Coupon: 12.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.42

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)		Investment in the Notes	Direct Investment in the Linked Shares
+100%		6.25%	100.00%
+90%		6.25%	90.00%
+80%		6.25%	80.00%
+70%		6.25%	70.00%
+60%		6.25%	60.00%
+50%		6.25%	50.00%
+40%		6.25%	40.00%
+30%		6.25%	30.00%
+20%		6.25%	20.00%
+10%		6.25%	10.00%
+5%		6.25%	5.00%

0%		6.25%	0.00%

		Protection Price Ever Breached?
	NO	YES
-5%	6.25%	1.25%	-5.00%
-10%	6.25%	-3.75%	-10.00%
-20%	6.25%	-13.75%	-20.00%
-30%	N/A	-23.75%	-30.00%
-40%	N/A	-33.75%	-40.00%
-50%	N/A	-43.75%	-50.00%
-60%	N/A	-53.75%	-60.00%
-70%	N/A	-63.75%	-70.00%
-80%	N/A	-73.75%	-80.00%
-90%	N/A	-83.75%	-90.00%
-100%	N/A	-93.75%	-100.00%

FWP-56

Lexmark International, Inc.

According to publicly available information, Lexmark International, Inc. (the “Company”) is a Delaware Corporation that is a developer, manufacturer and supplier of printing and imaging solutions for offices and homes. The Company’s products include laser printers, inkjet printers, multifunction devices, and associated supplies, services and solutions. The Company develops and owns most of the technology for its laser and inkjet products and related solutions.

As of December 31, 2009, the revenue derived from international sales accounts for approximately 57% of the Company’s consolidated revenue. The Company’s products are sold in more than 150 countries around the world.

The linked share’s SEC file number is 001-14050.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$92.55	$76.04	$92.00
June 30, 2004	$97.50	$89.80	$96.53
September 30, 2004	$96.85	$79.20	$84.01
December 31, 2004	$90.50	$77.50	$85.00
March 31, 2005	$86.62	$77.65	$79.97
June 30, 2005	$80.30	$64.11	$64.83
September 30, 2005	$70.63	$59.56	$61.05
December 30, 2005	$61.45	$39.33	$44.83
March 31, 2006	$52.20	$44.09	$45.38
June 30, 2006	$57.90	$44.50	$55.83
September 29, 2006	$59.77	$49.71	$57.66
December 29, 2006	$74.64	$57.55	$73.20
March 30, 2007	$73.20	$56.81	$58.46
June 29, 2007	$62.87	$48.17	$49.31
September 28, 2007	$50.00	$35.29	$41.53
December 31, 2007	$44.15	$32.35	$34.86
March 31, 2008	$37.73	$26.55	$30.72
June 30, 2008	$37.55	$30.22	$33.43
September 30, 2008	$37.01	$29.68	$32.57
December 31, 2008	$33.70	$22.14	$26.90
March 31, 2009	$29.16	$15.15	$16.87
June 30, 2009	$20.56	$14.82	$15.85
September 30, 2009	$22.53	$14.24	$21.54
December 31, 2009	$28.81	$19.77	$25.98
March 2, 2010*	$35.47	$25.10	$34.53

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LXK

Initial price: $34.53

Protection level: 80.00%

Protection price: $27.62

Physical delivery amount: 28($1,000/Initial price)

Fractional shares: 0.960324

Coupon: 8.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $6.67

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.00%		100.00%
+90%	4.00%		90.00%
+80%	4.00%		80.00%
+70%	4.00%		70.00%
+60%	4.00%		60.00%
+50%	4.00%		50.00%
+40%	4.00%		40.00%
+30%	4.00%		30.00%
+20%	4.00%		20.00%
+10%	4.00%		10.00%
+5%	4.00%		5.00%

0%	4.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.00%	-1.00%	-5.00%
-10%	4.00%	-6.00%	-10.00%
-20%	4.00%	-16.00%	-20.00%
-30%	N/A	-26.00%	-30.00%
-40%	N/A	-36.00%	-40.00%
-50%	N/A	-46.00%	-50.00%
-60%	N/A	-56.00%	-60.00%
-70%	N/A	-66.00%	-70.00%
-80%	N/A	-76.00%	-80.00%
-90%	N/A	-86.00%	-90.00%
-100%	N/A	-96.00%	-100.00%

FWP-57

Masco Corporation

According to publicly available information, Masco Corporation (the “Company”) manufactures, distributes and installs home improvement and building products, with emphasis on brand name consumer products and services holding leadership positions in their markets. Approximately 79% of the Company’s 2009 sales were generated by North American operations.

The linked share’s SEC file number is 001-05794.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$30.80	$25.88	$30.44
June 30, 2004	$31.47	$26.31	$31.18
September 30, 2004	$35.00	$29.69	$34.53
December 31, 2004	$37.01	$32.87	$36.53
March 31, 2005	$38.43	$32.90	$34.67
June 30, 2005	$34.94	$29.57	$31.76
September 30, 2005	$34.70	$29.37	$30.68
December 30, 2005	$31.20	$27.16	$30.19
March 31, 2006	$32.66	$29.00	$32.49
June 30, 2006	$33.34	$27.63	$29.64
September 29, 2006	$29.85	$25.85	$27.42
December 29, 2006	$30.37	$26.85	$29.87
March 30, 2007	$34.72	$27.01	$27.40
June 29, 2007	$31.10	$26.26	$28.47
September 28, 2007	$29.00	$22.65	$23.17
December 31, 2007	$24.91	$20.89	$21.61
March 31, 2008	$23.50	$17.78	$19.83
June 30, 2008	$21.14	$15.56	$15.73
September 30, 2008	$21.89	$13.50	$17.94
December 31, 2008	$18.04	$6.82	$11.13
March 31, 2009	$12.04	$3.64	$6.98
June 30, 2009	$11.45	$6.50	$9.58
September 30, 2009	$15.50	$8.15	$12.92
December 31, 2009	$14.89	$11.44	$13.81
March 2, 2010*	$15.73	$12.77	$14.02

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MAS

Initial price: $14.02

Protection level: 80.00%

Protection price: $11.22

Physical delivery amount: 71($1,000/Initial price)

Fractional shares: 0.326676

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 2.10% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		101.05%
+90%	5.00%		91.05%
+80%	5.00%		81.05%
+70%	5.00%		71.05%
+60%	5.00%		61.05%
+50%	5.00%		51.05%
+40%	5.00%		41.05%
+30%	5.00%		31.05%
+20%	5.00%		21.05%
+10%	5.00%		11.05%
+5%	5.00%		6.05%

0%	5.00%		1.05%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-3.95%
-10%	5.00%	-5.00%	-8.95%
-20%	5.00%	-15.00%	-18.95%
-30%	N/A	-25.00%	-28.95%
-40%	N/A	-35.00%	-38.95%
-50%	N/A	-45.00%	-48.95%
-60%	N/A	-55.00%	-58.95%
-70%	N/A	-65.00%	-68.95%
-80%	N/A	-75.00%	-78.95%
-90%	N/A	-85.00%	-88.95%
-100%	N/A	-95.00%	-98.95%

FWP-58

Mariner Energy, Inc.

According to publicly available information, Mariner Energy, Inc. (the “Company”) is an independent oil and gas exploration, development, and production company. The Company was incorporated in August 1983 as a Delaware corporation and its corporate headquarters are located in Houston, Texas.

The Company currently operates in three geographic areas – Permian Basin, Gulf of Mexico Deepwater, and Gulf of Mexico Shelf. During 2009, the Company produced approximately 126.5 Bcfe and the average daily production rate was 347 MMcfe per day.

The linked share’s SEC file number is 001-32747.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	$21.70	$18.05	$20.51
June 30, 2006	$20.65	$14.81	$18.37
September 29, 2006	$19.68	$15.95	$18.37
December 29, 2006	$21.35	$17.68	$19.60
March 30, 2007	$20.55	$16.88	$19.13
June 29, 2007	$25.86	$19.20	$24.25
September 28, 2007	$25.43	$17.82	$20.71
December 31, 2007	$25.00	$19.78	$22.88
March 31, 2008	$30.06	$22.86	$27.01
June 30, 2008	$37.38	$26.60	$36.97
September 30, 2008	$37.25	$19.20	$20.50
December 31, 2008	$20.43	$6.86	$10.20
March 31, 2009	$12.84	$6.46	$7.75
June 30, 2009	$15.74	$7.49	$11.75
September 30, 2009	$15.41	$9.65	$14.18
December 31, 2009	$16.66	$11.35	$11.61
March 2, 2010*	$16.27	$11.84	$15.61

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ME

Initial price: $15.61

Protection level: 75.00%

Protection price: $11.71

Physical delivery amount: 64($1,000/Initial price)

Fractional shares: 0.061499

Coupon: 10.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.54

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.125%		100.00%
+90%	5.125%		90.00%
+80%	5.125%		80.00%
+70%	5.125%		70.00%
+60%	5.125%		60.00%
+50%	5.125%		50.00%
+40%	5.125%		40.00%
+30%	5.125%		30.00%
+20%	5.125%		20.00%
+10%	5.125%		10.00%
+5%	5.125%		5.00%

0%	5.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.125%	0.125%	-5.00%
-10%	5.125%	-4.875%	-10.00%
-20%	5.125%	-14.875%	-20.00%
-30%	N/A	-24.875%	-30.00%
-40%	N/A	-34.875%	-40.00%
-50%	N/A	-44.875%	-50.00%
-60%	N/A	-54.875%	-60.00%
-70%	N/A	-64.875%	-70.00%
-80%	N/A	-74.875%	-80.00%
-90%	N/A	-84.875%	-90.00%
-100%	N/A	-94.875%	-100.00%

FWP-59

The Mosaic Company

According to publicly available information, The Mosaic Company (the “Company”) is a producer and marketer of concentrated phosphate and potash crop nutrients for the global agriculture industry. The Company is a single source supplier of phosphate-, potash- and nitrogen-based crop nutrients and animal feed ingredients. The Company serves customers in approximately 40 countries. The Company has phosphate mining operations in Florida and phosphate production facilities in Florida and Louisiana; potash mines and production facilities in Saskatchewan, Canada, New Mexico and Michigan; strategic equity investments in phosphate and nitrogen production facilities in Brazil; and other production, blending or distribution operations or equity investments in nearly a dozen countries.

The Company is a Delaware corporation that was incorporated in January 2004 to serve as the parent company of the business that was formed through the business combination of IMC Global Inc. and the fertilizer businesses of Cargill, Incorporated.

As of May 31, 2009, Cargill owned approximately 64.3% of the Company’s outstanding common stock. The Company is publicly traded on the New York Stock Exchange under the ticker symbol “MOS” and are headquartered in Plymouth, Minnesota.

The Company conducts its business through wholly and majority-owned subsidiaries as well as businesses in which they own less than a majority or a non-controlling equity interest. The Company is organized into three business segments: Phosphates, Potash and Offshore.

The linked share’s SEC file number is 001-32327.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	$18.58	$14.80	$16.32
March 31, 2005	$17.42	$14.60	$17.06
June 30, 2005	$17.16	$12.38	$15.56
September 30, 2005	$17.98	$15.11	$16.02
December 30, 2005	$15.62	$12.51	$14.63
March 31, 2006	$17.14	$13.78	$14.35
June 30, 2006	$17.28	$13.31	$15.65
September 29, 2006	$17.12	$14.03	$16.90
December 29, 2006	$23.54	$16.20	$21.36
March 30, 2007	$28.84	$19.49	$26.66
June 29, 2007	$40.96	$26.44	$39.02
September 28, 2007	$54.83	$32.50	$53.52
December 31, 2007	$97.60	$48.72	$94.34
March 31, 2008	$119.78	$71.00	$102.60
June 30, 2008	$163.22	$95.00	$144.70
September 30, 2008	$146.92	$62.21	$68.02
December 31, 2008	$71.50	$21.94	$34.60
March 31, 2009	$49.78	$31.17	$41.98
June 30, 2009	$59.33	$37.10	$44.30
September 30, 2009	$55.73	$39.39	$48.07
December 31, 2009	$62.45	$45.00	$59.73
March 2, 2010*	$68.25	$52.87	$61.49

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MOS

Initial price: $61.49

Protection level: 80.00%

Protection price: $49.19

Physical delivery amount: 16($1,000/Initial price)

Fractional shares: 0.262807

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 2.42% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		101.21%
+ 90%	5.00%		91.21%
+ 80%	5.00%		81.21%
+ 70%	5.00%		71.21%
+ 60%	5.00%		61.21%
+ 50%	5.00%		51.21%
+ 40%	5.00%		41.21%
+ 30%	5.00%		31.21%
+ 20%	5.00%		21.21%
+ 10%	5.00%		11.21%
+ 5%	5.00%		6.21%

0%	5.00%		1.21%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-3.79%
-10%	5.00%	-5.00%	-8.79%
-20%	5.00%	-15.00%	-18.79%
-30%	N/A	-25.00%	-28.79%
-40%	N/A	-35.00%	-38.79%
-50%	N/A	-45.00%	-48.79%
-60%	N/A	-55.00%	-58.79%
-70%	N/A	-65.00%	-68.79%
-80%	N/A	-75.00%	-78.79%
-90%	N/A	-85.00%	-88.79%
-100%	N/A	-95.00%	-98.79%

FWP-60

Motorola, Inc.

According to publicly available information, Motorola, Inc. (the “Company”) is a corporation organized under the laws of the State of Delaware as the successor to an Illinois corporation organized in 1928. The Company provides technologies, products and services that make a broad range of mobile experiences possible. Its portfolio includes wireless handsets, wireless accessories, digital entertainment devices, wireless access systems, voice and data communications systems, and enterprise mobility products. The Company is focused on high-quality, innovative products that meet the expanding needs of its customers around the world.

As of December 31, 2009, the Company’s net sales were $22 Billion.

The linked share’s SEC file number is 1-7221.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$16.92	$12.71	$15.75
June 30, 2004	$18.68	$14.49	$16.33
September 30, 2004	$16.46	$12.38	$16.15
December 31, 2004	$18.65	$14.63	$17.20
March 31, 2005	$17.52	$14.69	$14.97
June 30, 2005	$19.23	$14.49	$18.26
September 30, 2005	$23.99	$18.05	$22.09
December 30, 2005	$24.98	$19.50	$22.59
March 31, 2006	$24.67	$20.22	$22.91
June 30, 2006	$24.24	$19.01	$20.15
September 29, 2006	$25.55	$18.66	$25.00
December 29, 2006	$26.30	$20.17	$20.56
March 30, 2007	$20.91	$17.45	$17.67
June 29, 2007	$19.18	$17.32	$17.70
September 28, 2007	$18.88	$15.61	$18.53
December 31, 2007	$19.68	$14.87	$16.04
March 31, 2008	$16.20	$8.98	$9.30
June 30, 2008	$10.38	$7.20	$7.34
September 30, 2008	$10.50	$6.53	$7.14
December 31, 2008	$7.46	$3.00	$4.43
March 31, 2009	$4.95	$2.98	$4.23
June 30, 2009	$6.95	$4.06	$6.63
September 30, 2009	$9.45	$5.91	$8.59
December 31, 2009	$9.36	$7.67	$7.76
March 2, 2010*	$8.26	$6.04	$6.81

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MOT

Initial price: $6.81

Protection level: 80.00%

Protection price: $5.45

Physical delivery amount: 146($1,000/Initial price)

Fractional shares: 0.842878

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.00%
+90%	4.75%		90.00%
+80%	4.75%		80.00%
+70%	4.75%		70.00%
+60%	4.75%		60.00%
+50%	4.75%		50.00%
+40%	4.75%		40.00%
+30%	4.75%		30.00%
+20%	4.75%		20.00%
+10%	4.75%		10.00%
+5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-5.00%
-10%	4.75%	-5.25%	-10.00%
-20%	4.75%	-15.25%	-20.00%
-30%	N/A	-25.25%	-30.00%
-40%	N/A	-35.25%	-40.00%
-50%	N/A	-45.25%	-50.00%
-60%	N/A	-55.25%	-60.00%
-70%	N/A	-65.25%	-70.00%
-80%	N/A	-75.25%	-80.00%
-90%	N/A	-85.25%	-90.00%
-100%	N/A	-95.25%	-100.00%

FWP-61

Marvell Technology Group Ltd.

According to publicly available information, Marvell Technology Group Ltd. (the “Company”) is a semiconductor provider of application-specific standard products. The Company’s core strength of expertise is the development of complex System-on-a-Chip devices leveraging its extensive portfolio of intellectual property in the areas of analog, mixed-signal, digital signal processing and embedded ARM-based microprocessor integrated circuits. The Company’s product portfolio includes devices for data storage, enterprise-class Ethernet data switching, Ethernet physical-layer transceivers, handheld cellular, Ethernet-based wireless networking, personal area networking, Ethernet-based PC connectivity, control plane communications controllers, video-image processing and power management solutions. The Company’s products serve diverse applications used in carrier, metropolitan, enterprise and PC-client data communications and storage systems. Additionally, the Company serves the market for the convergence of voice, video and data applications in the consumer electronics market.

The linked share’s SEC file number is 000-30877.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.59	$9.44	$11.26
June 30, 2004	$13.39	$9.38	$13.35
September 30, 2004	$13.93	$9.67	$13.07
December 31, 2004	$18.10	$13.16	$17.74
March 31, 2005	$19.45	$15.54	$19.17
June 30, 2005	$20.79	$16.10	$19.02
September 30, 2005	$24.10	$18.66	$23.06
December 30, 2005	$30.49	$20.77	$28.05
March 31, 2006	$36.84	$26.80	$27.05
June 30, 2006	$31.14	$20.84	$22.17
September 29, 2006	$22.62	$16.71	$19.37
December 29, 2006	$21.85	$15.91	$19.19
March 30, 2007	$21.20	$16.70	$16.81
June 29, 2007	$18.46	$15.25	$18.21
September 28, 2007	$20.04	$15.27	$16.37
December 31, 2007	$18.83	$13.49	$13.98
March 31, 2008	$13.94	$9.77	$10.88
June 30, 2008	$18.31	$10.36	$17.66
September 30, 2008	$17.93	$8.45	$9.30
December 31, 2008	$9.32	$4.48	$6.67
March 31, 2009	$9.69	$5.67	$9.16
June 30, 2009	$12.94	$8.88	$11.64
September 30, 2009	$16.72	$11.03	$16.19
December 31, 2009	$21.07	$13.37	$20.75
March 2, 2010*	$21.76	$17.25	$20.38

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MRVL

Initial price: $20.38

Protection level: 80.00%

Protection price: $16.30

Physical delivery amount: 49($1,000/Initial price)

Fractional shares: 0.067713

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.00%
+90%	4.75%		90.00%
+80%	4.75%		80.00%
+70%	4.75%		70.00%
+60%	4.75%		60.00%
+50%	4.75%		50.00%
+40%	4.75%		40.00%
+30%	4.75%		30.00%
+20%	4.75%		20.00%
+10%	4.75%		10.00%
+5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-5.00%
-10%	4.75%	-5.25%	-10.00%
-20%	4.75%	-15.25%	-20.00%
-30%	N/A	-25.25%	-30.00%
-40%	N/A	-35.25%	-40.00%
-50%	N/A	-45.25%	-50.00%
-60%	N/A	-55.25%	-60.00%
-70%	N/A	-65.25%	-70.00%
-80%	N/A	-75.25%	-80.00%
-90%	N/A	-85.25%	-90.00%
-100%	N/A	-95.25%	-100.00%

FWP-62

Navistar International Corporation

According to publicly available information, Navistar International Corporation (the “Company”) is a holding company whole principal operating subsidiaries are Navistar, Inc. and Navistar Financial Corporation. The Company is an international manufacturer of International brand commercial trucks, IC Bus, LLC brand buses, MaxxForce brand diesel engines, Workhorse Custom Chassis, LLC brand chassis for motor homes and step vans, Monaco RV, LLC recreational vehicles, Navistar Defense, LLC military vehicles, and a provider of service parts for all makes of trucks and trailers. The Company is a private-label designer and manufacturer of diesel engines for pickup truck, van, and sport utility vehicles. The Company also provides retail, wholesale, and lease financing of its trucks, and financing for its wholesale and retail accounts.

As of October 31, 2009, the Company’s backlog of unfilled truck orders was 26,100.

The linked share’s SEC file number is 001-09618.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending**	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$52.95	$42.72	$45.85
June 30, 2004	$49.95	$33.25	$38.76
September 30, 2004	$38.90	$32.72	$37.19
December 31, 2004	$45.07	$33.23	$43.98
March 31, 2005	$44.41	$36.32	$36.40
June 30, 2005	$37.60	$28.30	$32.00
September 30, 2005	$35.29	$30.71	$32.43
December 30, 2005	$33.17	$25.55	$28.62
March 31, 2006	$30.09	$25.55	$27.58
June 30, 2006	$29.13	$23.28	$24.61
September 29, 2006	$26.73	$20.53	$25.82
December 29, 2006	$34.55	$25.30	$33.43
March 30, 2007	$48.26	$33.55	$45.38
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	$73.49	$62.50	$65.82
September 30, 2008	$70.07	$49.46	$54.18
December 31, 2008	$53.91	$15.24	$21.38
March 31, 2009	$35.17	$21.58	$33.46
June 30, 2009	$48.74	$27.50	$43.60
September 30, 2009	$48.25	$36.42	$37.42
December 31, 2009	$41.17	$31.53	$38.65
March 2, 2010*	$43.25	$36.10	$41.47

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.
**	In February 2007, there was a listing change from New York Stock Exchange to OTC and then in June 2008, the listing changed from OTC to New York Stock Exchange. There was no pricing history during this period.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NAV

Initial price: $41.47

Protection level: 80.00%

Protection price: $33.18

Physical delivery amount: 24($1,000/Initial price)

Fractional shares: 0.113817

Coupon: 8.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.08

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.25%		100.00%
+90%	4.25%		90.00%
+80%	4.25%		80.00%
+70%	4.25%		70.00%
+60%	4.25%		60.00%
+50%	4.25%		50.00%
+40%	4.25%		40.00%
+30%	4.25%		30.00%
+20%	4.25%		20.00%
+10%	4.25%		10.00%
+5%	4.25%		5.00%

0%	4.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.25%	-0.75%	-5.00%
-10%	4.25%	-5.75%	-10.00%
-20%	4.25%	-15.75%	-20.00%
-30%	N/A	-25.75%	-30.00%
-40%	N/A	-35.75%	-40.00%
-50%	N/A	-45.75%	-50.00%
-60%	N/A	-55.75%	-60.00%
-70%	N/A	-65.75%	-70.00%
-80%	N/A	-75.75%	-80.00%
-90%	N/A	-85.75%	-90.00%
-100%	N/A	-95.75%	-100.00%

FWP-63

Nabors Industries Ltd.

According to publicly available information, Nabors Industries Ltd. (the “Company”) is an international land drilling contractor, with approximately 542 actively marketed land drilling rigs as of December 31, 2009. The Company conducts oil, gas and geothermal land drilling operations in the U.S. Lower 48 states, Alaska, Canada, South and Central America, the Middle East, the Far East and Africa

The Company was formed as a Bermuda-exempt company on December 11, 2001. Through predecessors and acquired entities, it has been continuously operating in the drilling sector since the early 1900s. The Company’s principal executive offices are located at Mintflower Place, 8 Par-La-Ville Road, Hamilton, HM08, Bermuda.

The linked share’s SEC file number is 000-49887.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$39.94	$31.89	$37.88
March 31, 2006	$41.28	$31.37	$35.79
June 30, 2006	$40.71	$29.75	$33.79
September 29, 2006	$36.04	$28.35	$29.75
December 29, 2006	$34.62	$27.26	$29.78
March 30, 2007	$32.74	$27.68	$29.67
June 29, 2007	$36.42	$29.59	$33.38
September 28, 2007	$33.80	$27.05	$30.77
December 31, 2007	$31.23	$26.21	$27.39
March 31, 2008	$34.14	$23.61	$33.77
June 30, 2008	$50.57	$33.06	$49.23
September 30, 2008	$50.35	$22.51	$24.92
December 31, 2008	$24.52	$9.72	$11.97
March 31, 2009	$14.04	$8.25	$9.99
June 30, 2009	$19.78	$9.40	$15.58
September 30, 2009	$21.48	$13.78	$20.90
December 31, 2009	$24.07	$19.18	$21.89
March 2, 2010*	$27.05	$21.14	$22.81

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NBR

Initial price: $22.81

Protection level: 80.00%

Protection price: $18.25

Physical delivery amount: 43($1,000/Initial price)

Fractional shares: 0.840421

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.00%
+90%	5.00%		90.00%
+80%	5.00%		80.00%
+70%	5.00%		70.00%
+60%	5.00%		60.00%
+50%	5.00%		50.00%
+40%	5.00%		40.00%
+30%	5.00%		30.00%
+20%	5.00%		20.00%
+10%	5.00%		10.00%
+5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-5.00%
-10%	5.00%	-5.00%	-10.00%
-20%	5.00%	-15.00%	-20.00%
-30%	N/A	-25.00%	-30.00%
-40%	N/A	-35.00%	-40.00%
-50%	N/A	-45.00%	-50.00%
-60%	N/A	-55.00%	-60.00%
-70%	N/A	-65.00%	-70.00%
-80%	N/A	-75.00%	-80.00%
-90%	N/A	-85.00%	-90.00%
-100%	N/A	-95.00%	-100.00%

FWP-64

Netflix, Inc.

According to publicly available information, Netflix, Inc. (the “Company”) is an online movie rental subscription service providing approximately 12 million subscribers as of December 31, 2009. The Company offers nine subscription plans, starting at $4.99 a month. There are no due dates, no late fees and no shipping fees. Subscribers select titles at the Company’s website aided by its proprietary recommendation service, receive them on DVD by U.S. mail and return them to the Company at their convenience using its prepaid mailers. After a DVD has been returned, the Company mails the next available DVD in a subscriber’s queue.

The linked share’s SEC file number is 000-49802.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$39.77	$26.90	$34.12
June 30, 2004	$38.62	$25.17	$35.95
September 30, 2004	$36.07	$13.85	$15.42
December 31, 2004	$19.60	$9.25	$12.33
March 31, 2005	$13.12	$8.91	$10.85
June 30, 2005	$19.27	$10.51	$16.41
September 30, 2005	$26.65	$16.00	$25.99
December 30, 2005	$30.25	$22.55	$27.06
March 31, 2006	$29.92	$23.09	$28.99
June 30, 2006	$33.12	$25.80	$27.21
September 29, 2006	$27.56	$18.14	$22.78
December 29, 2006	$30.00	$21.95	$25.86
March 30, 2007	$26.80	$20.30	$23.19
June 29, 2007	$25.99	$19.05	$19.39
September 28, 2007	$22.09	$15.62	$20.72
December 31, 2007	$29.14	$20.60	$26.62
March 31, 2008	$39.65	$20.38	$34.65
June 30, 2008	$40.90	$26.05	$26.07
September 30, 2008	$33.97	$26.40	$30.88
December 31, 2008	$30.66	$17.90	$29.89
March 31, 2009	$44.40	$28.78	$42.92
June 30, 2009	$50.24	$36.25	$41.34
September 30, 2009	$48.20	$37.93	$46.17
December 31, 2009	$61.65	$44.31	$55.14
March 2, 2010*	$70.00	$48.52	$68.98

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NFLX

Initial price: $68.98

Protection level: 80.00%

Protection price: $55.18

Physical delivery amount: 14($1,000/Initial price)

Fractional shares: 0.496956

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.00%
+90%	5.00%		90.00%
+80%	5.00%		80.00%
+70%	5.00%		70.00%
+60%	5.00%		60.00%
+50%	5.00%		50.00%
+40%	5.00%		40.00%
+30%	5.00%		30.00%
+20%	5.00%		20.00%
+10%	5.00%		10.00%
+5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-5.00%
-10%	5.00%	-5.00%	-10.00%
-20%	5.00%	-15.00%	-20.00%
-30%	N/A	-25.00%	-30.00%
-40%	N/A	-35.00%	-40.00%
-50%	N/A	-45.00%	-50.00%
-60%	N/A	-55.00%	-60.00%
-70%	N/A	-65.00%	-70.00%
-80%	N/A	-75.00%	-80.00%
-90%	N/A	-85.00%	-90.00%
-100%	N/A	-95.00%	-100.00%

FWP-65

Newfield Exploration Company

According to publicly available information, Newfield Exploration Company (the “Company”) is an independent oil and gas company engaged in the exploration, development and acquisition of oil and gas properties. The Company’s areas of operation include the Anadarko and Arkoma Basins of the Mid-Continent, the Rocky Mountains, onshore Texas and the Gulf of Mexico, Malaysia and China.

As of December 31, 2009, approximately 80% of the Company’s proved reserves and 85% of the Company’s probable reserves were located in resource plays, primarily in the Mid-Continent and the Rocky Mountains. The Company had proved reserves of 3.6 Tcfe, a 23% increase over proved reserves at year-end 2008.

The linked share’s SEC file number is 001-12534.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$25.10	$22.08	$23.97
June 30, 2004	$28.36	$23.46	$27.87
September 30, 2004	$31.41	$26.29	$30.62
December 31, 2004	$32.92	$28.00	$29.53
March 31, 2005	$38.43	$27.44	$37.13
June 30, 2005	$41.28	$32.05	$39.89
September 30, 2005	$50.88	$39.00	$49.10
December 30, 2005	$53.48	$39.98	$50.07
March 31, 2006	$54.50	$35.17	$41.90
June 30, 2006	$51.75	$38.65	$48.94
September 29, 2006	$49.72	$34.99	$38.54
December 29, 2006	$50.16	$34.91	$45.95
March 30, 2007	$45.36	$39.30	$41.71
June 29, 2007	$52.65	$41.15	$45.55
September 28, 2007	$51.38	$41.82	$48.16
December 31, 2007	$55.00	$46.98	$52.70
March 31, 2008	$57.25	$44.15	$52.85
June 30, 2008	$69.77	$51.90	$65.25
September 30, 2008	$68.31	$28.01	$31.99
December 31, 2008	$31.26	$15.46	$19.75
March 31, 2009	$26.49	$17.09	$22.70
June 30, 2009	$38.73	$21.66	$32.67
September 30, 2009	$46.62	$27.92	$42.56
December 31, 2009	$51.05	$39.26	$48.23
March 2, 2010*	$54.07	$47.46	$52.93

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NFX

Initial price: $52.93

Protection level: 80.00%

Protection price: $42.34

Physical delivery amount: 18($1,000/Initial price)

Fractional shares: 0.892877

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.00%
+90%	5.00%		90.00%
+80%	5.00%		80.00%
+70%	5.00%		70.00%
+60%	5.00%		60.00%
+50%	5.00%		50.00%
+40%	5.00%		40.00%
+30%	5.00%		30.00%
+20%	5.00%		20.00%
+10%	5.00%		10.00%
+5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-5.00%
-10%	5.00%	-5.00%	-10.00%
-20%	5.00%	-15.00%	-20.00%
-30%	N/A	-25.00%	-30.00%
-40%	N/A	-35.00%	-40.00%
-50%	N/A	-45.00%	-50.00%
-60%	N/A	-55.00%	-60.00%
-70%	N/A	-65.00%	-70.00%
-80%	N/A	-75.00%	-80.00%
-90%	N/A	-85.00%	-90.00%
-100%	N/A	-95.00%	-100.00%

FWP-66

Old Dominion Freight Line, Inc.

According to publicly available information, Old Dominion Freight Line, Inc. (the “Company”) is a motor carrier providing multi-regional service among six regions in the United States and next-day and second-day service within each of these regions. From 1995 through December 31, 2009, the Company increased the number of service centers from 53 to 210. The Company’s principal executive offices are at 500 Old Dominion Way, Thomasville, North Carolina, 27360.

The linked share’s SEC file number is 001-19582.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$15.93	$13.36	$14.98
June 30, 2004	$20.11	$15.00	$19.65
September 30, 2004	$20.08	$16.33	$19.21
December 31, 2004	$23.77	$18.27	$23.20
March 31, 2005	$25.67	$19.38	$20.77
June 30, 2005	$22.77	$17.63	$17.89
September 30, 2005	$22.77	$17.92	$22.33
December 30, 2005	$28.21	$20.60	$26.98
March 31, 2006	$29.04	$24.63	$26.95
June 30, 2006	$38.59	$25.55	$37.59
September 29, 2006	$39.50	$29.22	$30.03
December 29, 2006	$34.03	$24.04	$24.07
March 30, 2007	$33.77	$24.49	$28.81
June 29, 2007	$33.65	$27.67	$30.15
September 28, 2007	$32.57	$23.82	$23.97
December 31, 2007	$25.60	$20.41	$23.11
March 31, 2008	$33.61	$20.35	$31.83
June 30, 2008	$33.54	$27.00	$30.02
September 30, 2008	$40.00	$26.76	$28.34
December 31, 2008	$30.60	$18.47	$28.46
March 31, 2009	$29.50	$18.78	$23.49
June 30, 2009	$33.80	$22.62	$33.57
September 30, 2009	$38.75	$29.63	$30.43
December 31, 2009	$34.93	$24.10	$30.70
March 2, 2010*	$31.16	$26.35	$30.33

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ODFL

Initial price: $30.33

Protection level: 80.00%

Protection price: $24.26

Physical delivery amount: 32($1,000/Initial price)

Fractional shares: 0.970656

Coupon: 8.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $6.88

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.125%		100.00%
+90%	4.125%		90.00%
+80%	4.125%		80.00%
+70%	4.125%		70.00%
+60%	4.125%		60.00%
+50%	4.125%		50.00%
+40%	4.125%		40.00%
+30%	4.125%		30.00%
+20%	4.125%		20.00%
+10%	4.125%		10.00%
+5%	4.125%		5.00%

0%	4.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.125%	-0.875%	-5.00%
-10%	4.125%	-5.875%	-10.00%
-20%	4.125%	-15.875%	-20.00%
-30%	N/A	-25.875%	-30.00%
-40%	N/A	-35.875%	-40.00%
-50%	N/A	-45.875%	-50.00%
-60%	N/A	-55.875%	-60.00%
-70%	N/A	-65.875%	-70.00%
-80%	N/A	-75.875%	-80.00%
-90%	N/A	-85.875%	-90.00%
-100%	N/A	-95.875%	-100.00%

FWP-67

OfficeMax Incorporated

According to publicly available information, OfficeMax Incorporated (the “Company”) provides office supplies and paper, print and document services, technology products and solutions and office furniture to large, medium and small businesses, government offices and consumers.

As of December 31, 2009, the Company has approximately 31,000 employees.

The linked share’s SEC file number is 001-05057.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$35.26	$30.65	$34.65
June 30, 2004	$38.01	$32.29	$37.64
September 30, 2004	$37.75	$30.14	$33.28
December 31, 2004	$35.20	$28.58	$31.38
March 31, 2005	$34.84	$27.84	$33.50
June 30, 2005	$34.12	$28.71	$29.77
September 30, 2005	$33.60	$27.11	$31.67
December 30, 2005	$31.74	$24.22	$25.36
March 31, 2006	$31.73	$24.72	$30.17
June 30, 2006	$44.73	$30.42	$40.75
September 29, 2006	$45.38	$38.78	$40.74
December 29, 2006	$51.80	$40.26	$49.65
March 30, 2007	$55.40	$47.87	$52.74
June 29, 2007	$54.38	$38.64	$39.30
September 28, 2007	$40.16	$30.96	$34.27
December 31, 2007	$34.83	$20.30	$20.66
March 31, 2008	$25.21	$17.12	$19.14
June 30, 2008	$22.15	$13.41	$13.90
September 30, 2008	$16.23	$8.19	$8.89
December 31, 2008	$9.48	$3.00	$7.64
March 31, 2009	$8.44	$1.86	$3.12
June 30, 2009	$9.49	$2.88	$6.28
September 30, 2009	$13.90	$4.81	$12.58
December 31, 2009	$14.50	$9.58	$12.69
March 2, 2010*	$16.71	$12.60	$16.31

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: OMX

Initial price: $16.31

Protection level: 75.00%

Protection price: $12.23

Physical delivery amount: 61($1,000/Initial price)

Fractional shares: 0.312078

Coupon: 13.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.83

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	6.50%		100.00%
+90%	6.50%		90.00%
+80%	6.50%		80.00%
+70%	6.50%		70.00%
+60%	6.50%		60.00%
+50%	6.50%		50.00%
+40%	6.50%		40.00%
+30%	6.50%		30.00%
+20%	6.50%		20.00%
+10%	6.50%		10.00%
+5%	6.50%		5.00%

0%	6.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	6.50%	1.50%	-5.00%
-10%	6.50%	-3.50%	-10.00%
-20%	6.50%	-13.50%	-20.00%
-30%	N/A	-23.50%	-30.00%
-40%	N/A	-33.50%	-40.00%
-50%	N/A	-43.50%	-50.00%
-60%	N/A	-53.50%	-60.00%
-70%	N/A	-63.50%	-70.00%
-80%	N/A	-73.50%	-80.00%
-90%	N/A	-83.50%	-90.00%
-100%	N/A	-93.50%	-100.00%

FWP-68

Och-Ziff Capital Management Group LLC

According to publicly available information, Och-Ziff Capital Management Group LLC (the “Company”) is a global institutional alternative asset management firm with approximately $22.3 billion of assets under management for approximately 700 fund investors as of March 1, 2009. The Company has grown to approximately 400 personnel, with 150 investment professionals, including 17 partners.

The linked share’s SEC file number is 001-33805.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	$32.80	$22.73	$26.28
March 31, 2008	$26.75	$18.46	$21.00
June 30, 2008	$22.24	$18.10	$19.01
September 30, 2008	$19.28	$11.06	$11.69
December 31, 2008	$12.00	$3.50	$5.15
March 31, 2009	$6.90	$4.42	$6.07
June 30, 2009	$10.86	$6.03	$8.91
September 30, 2009	$12.34	$7.55	$12.17
December 31, 2009	$14.15	$11.21	$13.74
March 2, 2010*	$15.07	$12.33	$13.97

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: OZM

Initial price: $13.97

Protection level: 80.00%

Protection price: $11.18

Physical delivery amount: 71($1,000/Initial price)

Fractional shares: 0.581961

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 5.16% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		102.58%
+90%	5.00%		92.58%
+80%	5.00%		82.58%
+70%	5.00%		72.58%
+60%	5.00%		62.58%
+50%	5.00%		52.58%
+40%	5.00%		42.58%
+30%	5.00%		32.58%
+20%	5.00%		22.58%
+10%	5.00%		12.58%
+5%	5.00%		7.58%

0%	5.00%		2.58%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-2.42%
-10%	5.00%	-5.00%	-7.42%
-20%	5.00%	-15.00%	-17.42%
-30%	N/A	-25.00%	-27.42%
-40%	N/A	-35.00%	-37.42%
-50%	N/A	-45.00%	-47.42%
-60%	N/A	-55.00%	-57.42%
-70%	N/A	-65.00%	-67.42%
-80%	N/A	-75.00%	-77.42%
-90%	N/A	-85.00%	-87.42%
-100%	N/A	-95.00%	-97.42%

FWP-69

Palm, Inc.

According to publicly available information, Palm, Inc. (the “Company”) is a provider of mobile products that enhance the lifestyle of individual users and business customers worldwide. As of December 31, 2008, Palm’s products for consumers, mobile professionals and businesses currently include Palm Pre™, Treo™ and Centro™ smartphones, as well as software, services and accessories. Palm products are sold through select Internet, retail, reseller and wireless operator channels throughout the world, and at Palm online stores.

The Company was incorporated in 1992 as Palm Computing Inc. and reincorporated in Delaware in 1999. Its headquarter facilities are in Sunnyvale, California.

The linked share’s SEC file number is: 0-29597.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.04	$4.77	$10.68
June 30, 2004	$17.56	$7.85	$17.39
September 30, 2004	$20.97	$13.88	$15.22
December 31, 2004	$23.33	$13.28	$15.78
March 31, 2005	$16.08	$10.70	$12.69
June 30, 2005	$16.17	$10.38	$14.89
September 30, 2005	$18.59	$12.88	$14.17
December 30, 2005	$16.86	$12.25	$15.90
March 31, 2006	$23.32	$16.00	$23.16
June 30, 2006	$24.91	$15.98	$16.10
September 29, 2006	$16.55	$13.88	$14.56
December 29, 2006	$16.84	$13.42	$14.09
March 30, 2007	$19.50	$13.54	$18.13
June 29, 2007	$18.58	$15.46	$16.01
September 28, 2007	$17.25	$13.52	$16.27
December 31, 2007	$19.22	$5.24	$6.34
March 31, 2008	$7.05	$4.21	$5.00
June 30, 2008	$7.36	$4.96	$5.39
September 30, 2008	$8.94	$5.00	$5.97
December 31, 2008	$6.48	$1.14	$3.07
March 31, 2009	$9.51	$3.04	$8.62
June 30, 2009	$16.74	$8.41	$16.57
September 30, 2009	$18.09	$12.37	$17.43
December 31, 2009	$17.40	$9.60	$10.04
March 2, 2010*	$14.16	$5.81	$6.14

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PALM

Initial price: $6.14

Protection level: 70.00%

Protection price: $4.30

Physical delivery amount: 162($1,000/Initial price)

Fractional shares: 0.866450

Coupon: 20.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $16.67

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	10.00%		100.00%
+90%	10.00%		90.00%
+80%	10.00%		80.00%
+70%	10.00%		70.00%
+60%	10.00%		60.00%
+50%	10.00%		50.00%
+40%	10.00%		40.00%
+30%	10.00%		30.00%
+20%	10.00%		20.00%
+10%	10.00%		10.00%
+5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	10.00%	5.00%	-5.00%
-10%	10.00%	0.00%	-10.00%
-20%	10.00%	-10.00%	-20.00%
-30%	10.00%	-20.00%	-30.00%
-40%	N/A	-30.00%	-40.00%
-50%	N/A	-40.00%	-50.00%
-60%	N/A	-50.00%	-60.00%
-70%	N/A	-60.00%	-70.00%
-80%	N/A	-70.00%	-80.00%
-90%	N/A	-80.00%	-90.00%
-100%	N/A	-90.00%	-100.00%

FWP-70

priceline.com Incorporated

According to publicly available information, princeline.com Incorporated (the “Company”) is a global online travel company that offers its customers a broad range of travel services, including hotel rooms, car rentals, airline tickets, vacation packages, cruises and destination services.

As of December 31, 2009, the Company offers its customers hotel room reservations in over 90 countries and 32 languages.

The linked share’s SEC file number is 000-25581

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$27.57	$18.00	$26.96
June 30, 2004	$29.50	$22.27	$26.93
September 30, 2004	$26.95	$17.42	$22.17
December 31, 2004	$26.15	$19.65	$23.59
March 31, 2005	$27.08	$20.51	$25.20
June 30, 2005	$26.98	$22.22	$23.33
September 30, 2005	$25.29	$18.57	$19.32
December 30, 2005	$25.03	$18.20	$22.32
March 31, 2006	$24.98	$21.06	$24.84
June 30, 2006	$32.66	$23.72	$29.86
September 29, 2006	$37.16	$25.63	$36.79
December 29, 2006	$44.28	$36.51	$43.61
March 30, 2007	$56.10	$41.80	$53.26
June 29, 2007	$69.39	$53.33	$68.74
September 28, 2007	$91.95	$59.50	$88.75
December 31, 2007	$120.67	$79.15	$114.86
March 31, 2008	$131.69	$86.68	$120.86
June 30, 2008	$144.30	$114.39	$115.46
September 30, 2008	$119.20	$62.66	$68.43
December 31, 2008	$74.11	$45.15	$73.65
March 31, 2009	$88.89	$64.97	$78.78
June 30, 2009	$119.14	$78.08	$111.55
September 30, 2009	$170.33	$102.32	$165.82
December 31, 2009	$231.42	$154.28	$218.50
March 2, 2010*	$245.00	$192.72	$241.34

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PCLN

Initial price: $241.34

Protection level: 80.00%

Protection price: $193.07

Physical delivery amount: 4($1,000/Initial price)

Fractional shares: 0.143532

Coupon: 8.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.08

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.25%		100.00%
+90%	4.25%		90.00%
+80%	4.25%		80.00%
+70%	4.25%		70.00%
+60%	4.25%		60.00%
+50%	4.25%		50.00%
+40%	4.25%		40.00%
+30%	4.25%		30.00%
+20%	4.25%		20.00%
+10%	4.25%		10.00%
+5%	4.25%		5.00%

0%	4.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.25%	-0.75%	-5.00%
-10%	4.25%	-5.75%	-10.00%
-20%	4.25%	-15.75%	-20.00%
-30%	N/A	-25.75%	-30.00%
-40%	N/A	-35.75%	-40.00%
-50%	N/A	-45.75%	-50.00%
-60%	N/A	-55.75%	-60.00%
-70%	N/A	-65.75%	-70.00%
-80%	N/A	-75.75%	-80.00%
-90%	N/A	-85.75%	-90.00%
-100%	N/A	-95.75%	-100.00%

FWP-71

Principal Financial Group, Inc.

According to publicly available information, Principal Financial Group, Inc. (the “Company”) is a provider of retirement savings, investment and insurance products and services with $284.7 billion in assets under management and approximately 18.9 million customers worldwide as of December 31, 2009.

The Company’s U.S. and international operations concentrate primarily on asset accumulation and asset management. The Company offers a broad range of individual and group life insurance, group health insurance, individual and group disability insurance and group dental and vision insurance.

The linked share’s SEC file number is 001-16725.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$37.36	$32.13	$35.63
June 30, 2004	$36.49	$32.09	$34.78
September 30, 2004	$36.55	$32.01	$35.97
December 31, 2004	$41.26	$34.20	$40.94
March 31, 2005	$41.96	$37.61	$38.49
June 30, 2005	$42.30	$36.80	$41.90
September 30, 2005	$48.37	$41.80	$47.37
December 30, 2005	$52.00	$45.81	$47.43
March 31, 2006	$50.72	$45.91	$48.80
June 30, 2006	$55.93	$48.51	$55.65
September 29, 2006	$56.47	$52.62	$54.28
December 29, 2006	$59.40	$53.75	$58.70
March 30, 2007	$64.17	$57.87	$59.87
June 29, 2007	$64.34	$56.56	$58.29
September 28, 2007	$63.24	$51.52	$63.09
December 31, 2007	$70.83	$60.55	$68.84
March 31, 2008	$68.89	$47.23	$55.72
June 30, 2008	$59.53	$41.90	$41.97
September 30, 2008	$51.95	$34.80	$43.49
December 31, 2008	$44.01	$8.79	$22.57
March 31, 2009	$24.76	$5.41	$8.18
June 30, 2009	$24.90	$7.74	$18.84
September 30, 2009	$30.86	$16.77	$27.39
December 31, 2009	$30.06	$22.20	$24.04
March 2, 2010*	$26.98	$20.89	$23.78

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PFG

Initial price: $23.78

Protection level: 80.00%

Protection price: $19.02

Physical delivery amount: 42($1,000/Initial price)

Fractional shares: 0.052145

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 2.07% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		101.04%
+90%	4.75%		91.04%
+80%	4.75%		81.04%
+70%	4.75%		71.04%
+60%	4.75%		61.04%
+50%	4.75%		51.04%
+40%	4.75%		41.04%
+30%	4.75%		31.04%
+20%	4.75%		21.04%
+10%	4.75%		11.04%
+5%	4.75%		6.04%

0%	4.75%		1.04%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-3.96%
-10%	4.75%	-5.25%	-8.96%
-20%	4.75%	-15.25%	-18.96%
-30%	N/A	-25.25%	-28.96%
-40%	N/A	-35.25%	-38.96%
-50%	N/A	-45.25%	-48.96%
-60%	N/A	-55.25%	-58.96%
-70%	N/A	-65.25%	-68.96%
-80%	N/A	-75.25%	-78.96%
-90%	N/A	-85.25%	-88.96%
-100%	N/A	-95.25%	-98.96%

FWP-72

Potash Corporation of Saskatchewan Inc.

According to publicly available information, Potash Corporation of Saskatchewan Inc. (the “Company”) is an integrated fertilizer and related industrial and feed products company. The Company is the largest producer of potash worldwide by capacity. Its potash is produced from six mines in Saskatchewan and one mine in New Brunswick. Of these mines, the Company owns and operates five in Saskatchewan and the one in New Brunswick. The Company produces potash using both conventional and solution mining methods. In conventional operations, shafts are sunk to the ore body and mining machines cut out the ore, which is lifted to the surface for processing.

The Company is an integrated fertilizer and related industrial and feed products company. In 2009, the Company estimates its potash operations represented 11% of global production and 20% of global potash capacity. In 2009, the Company estimates its phosphate operations produced 4% of world phosphoric acid production. In 2009, the Company estimates its nitrogen operations produced 2% of the world’s ammonia production.

The Company is a corporation organized under the laws of Canada.

The linked share’s SEC file number is 001-10351.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$14.92	$12.72	$13.86
June 30, 2004	$16.17	$13.15	$16.15
September 30, 2004	$21.42	$15.26	$21.39
December 31, 2004	$28.00	$20.22	$27.69
March 31, 2005	$30.67	$24.31	$29.17
June 30, 2005	$35.56	$26.50	$31.86
September 30, 2005	$38.38	$30.95	$31.11
December 30, 2005	$31.11	$24.26	$26.74
March 31, 2006	$33.03	$26.21	$29.36
June 30, 2006	$35.46	$26.29	$28.66
September 29, 2006	$35.49	$27.34	$34.73
December 29, 2006	$49.06	$33.83	$47.83
March 30, 2007	$56.35	$44.05	$53.31
June 29, 2007	$80.85	$52.82	$77.97
September 28, 2007	$109.38	$71.50	$105.70
December 31, 2007	$151.80	$97.62	$143.96
March 31, 2008	$166.40	$105.52	$155.21
June 30, 2008	$241.62	$150.46	$228.57
September 30, 2008	$229.95	$126.50	$132.01
December 31, 2008	$133.44	$47.54	$73.22
March 31, 2009	$95.46	$63.65	$80.81
June 30, 2009	$121.34	$77.19	$93.05
September 30, 2009	$102.28	$80.90	$90.34
December 31, 2009	$123.93	$83.76	$108.50
March 2, 2010*	$126.45	$98.27	$115.45

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: POT

Initial price: $115.45

Protection level: 80.00%

Protection price: $92.36

Physical delivery amount: 8($1,000/Initial price)

Fractional shares: 0.661758

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.34% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.17%
+90%	4.75%		90.17%
+80%	4.75%		80.17%
+70%	4.75%		70.17%
+60%	4.75%		60.17%
+50%	4.75%		50.17%
+40%	4.75%		40.17%
+30%	4.75%		30.17%
+20%	4.75%		20.17%
+10%	4.75%		10.17%
+5%	4.75%		5.17%

0%	4.75%		0.17%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-4.83%
-10%	4.75%	-5.25%	-9.83%
-20%	4.75%	-15.25%	-19.83%
-30%	N/A	-25.25%	-29.83%
-40%	N/A	-35.25%	-39.83%
-50%	N/A	-45.25%	-49.83%
-60%	N/A	-55.25%	-59.83%
-70%	N/A	-65.25%	-69.83%
-80%	N/A	-75.25%	-79.83%
-90%	N/A	-85.25%	-89.83%
-100%	N/A	-95.25%	-99.83%

FWP-73

Patterson-UTI Energy, Inc.

According to publicly available information, Patterson-UTI Energy, Inc. (the “Company”) is an operator of land-based drilling rigs in North America. The Company was formed in 1978 and reincorporated in 1993 as a Delaware corporation. The Company’s contract drilling business operates primarily in: Texas, New Mexico, Oklahoma, Arkansas, Louisiana, Mississippi, Colorado, Utah, Wyoming, Montana, North Dakota, South Dakota, and Western Canada (Alberta, British Columbia and Saskatchewan).

As of December 31, 2009, the Company had a drilling fleet that consisted of 341 marketable land-based drilling rigs. The Company also has an inventory of drilling rig components and equipment which may be used in the activation of additional drilling rigs or as replacement parts for marketable rigs.

The Company provides pressure pumping services to oil and natural gas operators primarily in the Appalachian Basin. The Company is also engaged in the development, exploration, acquisition and production of oil and natural gas. Its oil and natural gas operations are focused primarily in producing regions of West and South Texas, Southeastern New Mexico, Utah and Mississippi.

The linked share’s SEC file number is 0-22664.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$19.19	$15.75	$17.71
June 30, 2004	$19.56	$14.53	$16.71
September 30, 2004	$19.88	$15.69	$19.07
December 31, 2004	$20.45	$17.85	$19.45
March 31, 2005	$26.66	$17.15	$25.02
June 30, 2005	$29.33	$22.39	$27.83
September 30, 2005	$36.78	$27.79	$36.08
December 30, 2005	$36.72	$28.46	$32.95
March 31, 2006	$38.48	$25.61	$31.96
June 30, 2006	$35.65	$25.24	$28.31
September 29, 2006	$29.11	$21.85	$23.76
December 29, 2006	$28.21	$20.83	$23.23
March 30, 2007	$24.89	$21.13	$22.44
June 29, 2007	$27.66	$22.18	$26.21
September 28, 2007	$26.48	$20.80	$22.57
December 31, 2007	$23.21	$18.44	$19.52
March 31, 2008	$26.38	$17.40	$26.18
June 30, 2008	$36.39	$25.71	$36.04
September 30, 2008	$37.45	$17.85	$20.02
December 31, 2008	$19.64	$8.65	$11.51
March 31, 2009	$13.50	$7.49	$8.96
June 30, 2009	$15.94	$8.56	$12.86
September 30, 2009	$15.98	$11.38	$15.10
December 31, 2009	$18.07	$14.20	$15.35
March 2, 2010*	$18.67	$14.57	$15.35

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PTEN

Initial price: $15.35

Protection level: 80.00%

Protection price: $12.28

Physical delivery amount: 65($1,000/Initial price)

Fractional shares: 0.146580

Coupon: 11.00% per annum

Maturity: September 30, 2010

Dividend yield: 1.28% per annum

Coupon amount monthly: $9.17

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.50%		100.64%
+90%	5.50%		90.64%
+80%	5.50%		80.64%
+70%	5.50%		70.64%
+60%	5.50%		60.64%
+50%	5.50%		50.64%
+40%	5.50%		40.64%
+30%	5.50%		30.64%
+20%	5.50%		20.64%
+10%	5.50%		10.64%
+5%	5.50%		5.64%

0%	5.50%		0.64%

	Protection Price Ever Breached?
	NO	YES
-5%	5.50%	0.50%	-4.36%
-10%	5.50%	-4.50%	-9.36%
-20%	5.50%	-14.50%	-19.36%
-30%	N/A	-24.50%	-29.36%
-40%	N/A	-34.50%	-39.36%
-50%	N/A	-44.50%	-49.36%
-60%	N/A	-54.50%	-59.36%
-70%	N/A	-64.50%	-69.36%
-80%	N/A	-74.50%	-79.36%
-90%	N/A	-84.50%	-89.36%
-100%	N/A	-94.50%	-99.36%

FWP-74

Pioneer Natural Resources Company

According to publicly available information, Pioneer Natural Resources Company (the “Company”) is a Delaware corporation that is a large independent oil and gas exploration and production company with current operations in United States, South Africa, and Tunisia. The Company’s executive offices are in Irving, Texas.

As of December 31, 2009, the Company had 1,888 employees, of which 1,151 are employed in field and plant operations.

The linked share’s SEC file number is 001-13245.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$34.68	$29.60	$32.30
June 30, 2004	$35.18	$29.27	$35.08
September 30, 2004	$37.50	$31.03	$34.48
December 31, 2004	$36.85	$30.80	$35.10
March 31, 2005	$44.82	$32.91	$42.72
June 30, 2005	$45.22	$36.67	$42.08
September 30, 2005	$56.35	$39.66	$54.92
December 30, 2005	$55.98	$45.39	$51.27
March 31, 2006	$54.46	$38.02	$44.25
June 30, 2006	$46.75	$36.44	$46.41
September 29, 2006	$46.70	$37.07	$39.12
December 29, 2006	$44.46	$36.48	$39.69
March 30, 2007	$43.62	$37.18	$43.11
June 29, 2007	$54.17	$42.60	$48.71
September 28, 2007	$49.78	$39.43	$44.98
December 31, 2007	$54.87	$42.92	$48.84
March 31, 2008	$50.00	$36.43	$49.12
June 30, 2008	$81.26	$48.50	$78.28
September 30, 2008	$82.21	$46.25	$52.28
December 31, 2008	$52.26	$14.03	$16.18
March 31, 2009	$20.44	$11.89	$16.47
June 30, 2009	$30.56	$15.67	$25.50
September 30, 2009	$36.74	$21.78	$36.29
December 31, 2009	$49.98	$33.50	$48.17
March 2, 2010*	$54.03	$41.88	$47.84

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PXD

Initial price: $47.84

Protection level: 80.00%

Protection price: $38.27

Physical delivery amount: 20($1,000/Initial price)

Fractional shares: 0.903010

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.16% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.08%
+90%	4.75%		90.08%
+80%	4.75%		80.08%
+70%	4.75%		70.08%
+60%	4.75%		60.08%
+50%	4.75%		50.08%
+40%	4.75%		40.08%
+30%	4.75%		30.08%
+20%	4.75%		20.08%
+10%	4.75%		10.08%
+5%	4.75%		5.08%

0%	4.75%		0.08%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-4.92%
-10%	4.75%	-5.25%	-9.92%
-20%	4.75%	-15.25%	-19.92%
-30%	N/A	-25.25%	-29.92%
-40%	N/A	-35.25%	-39.92%
-50%	N/A	-45.25%	-49.92%
-60%	N/A	-55.25%	-59.92%
-70%	N/A	-65.25%	-69.92%
-80%	N/A	-75.25%	-79.92%
-90%	N/A	-85.25%	-89.92%
-100%	N/A	-95.25%	-99.92%

FWP-75

Plains Exploration & Production Company

According to publicly available information, Plains Exploration & Production Company (the “Company”) is an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas properties primarily in the United States.

As of December 31, 2009, the Company had estimated proved reserves of 359.5 million barrels of oil equivalent, of which 60% was comprised of oil and 64% was proved developed. As of December 31, 2009, and based on year-end 2009 reference prices as adjusted for location and quality differentials, the Company’s reserves had a standardized measure of $2.2 billion.

The linked share’s SEC file number is: 001-31470.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$19.00	$14.80	$18.64
June 30, 2004	$20.79	$16.80	$18.35
September 30, 2004	$24.12	$18.17	$23.86
December 31, 2004	$28.40	$23.54	$26.00
March 31, 2005	$39.25	$24.00	$34.90
June 30, 2005	$37.66	$28.02	$35.53
September 30, 2005	$44.60	$34.47	$42.82
December 30, 2005	$46.66	$35.20	$39.73
March 31, 2006	$46.90	$36.58	$38.64
June 30, 2006	$42.54	$31.45	$40.54
September 29, 2006	$47.00	$39.72	$42.91
December 29, 2006	$49.37	$40.20	$47.53
March 30, 2007	$49.37	$43.00	$45.14
June 29, 2007	$54.30	$42.38	$47.81
September 28, 2007	$51.76	$35.31	$44.22
December 31, 2007	$56.48	$43.91	$54.00
March 31, 2008	$57.00	$40.73	$53.14
June 30, 2008	$79.86	$52.30	$72.97
September 30, 2008	$76.50	$30.64	$35.16
December 31, 2008	$35.05	$15.52	$23.24
March 31, 2009	$27.16	$15.25	$17.23
June 30, 2009	$32.87	$16.40	$27.36
September 30, 2009	$32.29	$23.49	$27.66
December 31, 2009	$31.60	$24.44	$27.66
March 2, 2010*	$36.60	$28.12	$34.13

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PXP

Initial price: $34.13

Protection level: 80.00%

Protection price: $27.30

Physical delivery amount: 29($1,000/Initial price)

Fractional shares: 0.299736

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.00%
+90%	5.00%		90.00%
+80%	5.00%		80.00%
+70%	5.00%		70.00%
+60%	5.00%		60.00%
+50%	5.00%		50.00%
+40%	5.00%		40.00%
+30%	5.00%		30.00%
+20%	5.00%		20.00%
+10%	5.00%		10.00%
+5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-5.00%
-10%	5.00%	-5.00%	-10.00%
-20%	5.00%	-15.00%	-20.00%
-30%	N/A	-25.00%	-30.00%
-40%	N/A	-35.00%	-40.00%
-50%	N/A	-45.00%	-50.00%
-60%	N/A	-55.00%	-60.00%
-70%	N/A	-65.00%	-70.00%
-80%	N/A	-75.00%	-80.00%
-90%	N/A	-85.00%	-90.00%
-100%	N/A	-95.00%	-100.00%

FWP-76

Royal Caribbean Cruises Ltd.

According to publicly available information, Royal Caribbean Cruises Ltd. (the “Company”) is a cruise company that operates 38 ships in the cruise vacation industry with approximately 84,050 berths as of December 31, 2009. The Company serves numerous cruise markets throughout the world. The selection of worldwide itineraries range from 2 to 17 nights that call on approximately 400 destinations.

The linked share’s SEC file number is 001-11884.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$46.00	$34.86	$44.10
June 30, 2004	$45.99	$37.85	$43.41
September 30, 2004	$44.95	$39.10	$43.60
December 31, 2004	$55.47	$43.64	$54.44
March 31, 2005	$55.23	$43.05	$44.69
June 30, 2005	$49.00	$40.72	$48.36
September 30, 2005	$49.47	$41.56	$43.20
December 30, 2005	$47.35	$38.59	$45.06
March 31, 2006	$46.77	$40.59	$42.02
June 30, 2006	$43.85	$35.01	$38.25
September 29, 2006	$39.28	$32.49	$38.81
December 29, 2006	$43.97	$38.09	$41.38
March 30, 2007	$46.36	$38.97	$42.16
June 29, 2007	$45.16	$40.57	$42.98
September 28, 2007	$42.95	$33.89	$39.03
December 31, 2007	$43.96	$37.37	$42.44
March 31, 2008	$42.54	$30.22	$32.90
June 30, 2008	$35.98	$22.17	$22.47
September 30, 2008	$30.33	$19.04	$20.75
December 31, 2008	$21.34	$5.97	$13.75
March 31, 2009	$15.49	$5.40	$8.01
June 30, 2009	$17.62	$7.75	$13.54
September 30, 2009	$24.99	$11.80	$24.08
December 31, 2009	$27.39	$18.95	$25.28
March 2, 2010*	$28.95	$24.14	$28.41

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RCL

Initial price: $28.41

Protection level: 80.00%

Protection price: $22.73

Physical delivery amount: 35($1,000/Initial price)

Fractional shares: 0.198874

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.00%
+90%	4.75%		90.00%
+80%	4.75%		80.00%
+70%	4.75%		70.00%
+60%	4.75%		60.00%
+50%	4.75%		50.00%
+40%	4.75%		40.00%
+30%	4.75%		30.00%
+20%	4.75%		20.00%
+10%	4.75%		10.00%
+5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-5.00%
-10%	4.75%	-5.25%	-10.00%
-20%	4.75%	-15.25%	-20.00%
-30%	N/A	-25.25%	-30.00%
-40%	N/A	-35.25%	-40.00%
-50%	N/A	-45.25%	-50.00%
-60%	N/A	-55.25%	-60.00%
-70%	N/A	-65.25%	-70.00%
-80%	N/A	-75.25%	-80.00%
-90%	N/A	-85.25%	-90.00%
-100%	N/A	-95.25%	-100.00%

FWP-77

Silver Wheaton Corp.

According to publicly available information, Silver Wheaton Corp. (the “Company”) is the largest silver streaming company in the world as of December 31, 2008. The Company has entered into nine long-term silver purchase agreements with Goldcorp (Luismin mines and Peñasquito mine in Mexico), Lundin Mining (Zinkgruvan mine in Sweden), Glencore (Yauliyacu mine in Peru), Hellas Gold (Stratoni mine in Greece), Mercator (Mineral Park mine in Arizona, USA), Farallon (Campo Morado mine in Mexico), Aurcana (La Negra mine in Mexico), and Alexco (Keno Hill property in Canada) whereby the Company acquires silver production from the counterparties at a price of $3.90 per ounce, subject to inflationary adjustments. As a result, the primary drivers of the Company’s financial results are the volume of silver production at the various mines and the price of silver.

Silver Wheaton is listed on the New York Stock Exchange (symbol: SLW) and the Toronto Stock Exchange (symbol: SLW). In addition, the Company has share purchase warrants that trade on the Toronto Stock Exchange.

The Company is located in Canada and its main office is at Suite 3150-666 Burrard Street, Vancouver BC V6C 2X8 as of December 31, 2008.

The linked share’s SEC file number is 333-121627.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	$11.26	$6.80	$9.42
September 29, 2006	$12.21	$8.17	$9.44
December 29, 2006	$12.07	$7.95	$10.48
March 30, 2007	$11.15	$8.83	$9.48
June 29, 2007	$12.47	$9.30	$11.69
September 28, 2007	$14.91	$9.72	$14.02
December 31, 2007	$18.30	$13.12	$16.97
March 31, 2008	$19.53	$14.25	$15.53
June 30, 2008	$17.60	$12.56	$14.65
September 30, 2008	$15.93	$7.66	$8.15
December 31, 2008	$8.65	$2.51	$6.49
March 31, 2009	$8.81	$4.88	$8.23
June 30, 2009	$10.97	$7.07	$8.24
September 30, 2009	$13.33	$7.12	$12.59
December 31, 2009	$17.44	$11.67	$15.02
March 2, 2010*	$17.80	$13.04	$15.39

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SLW

Initial price: $15.39

Protection level: 80.00%

Protection price: $12.31

Physical delivery amount: 64($1,000/Initial price)

Fractional shares: 0.977258

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.00%
+90%	5.25%		90.00%
+80%	5.25%		80.00%
+70%	5.25%		70.00%
+60%	5.25%		60.00%
+50%	5.25%		50.00%
+40%	5.25%		40.00%
+30%	5.25%		30.00%
+20%	5.25%		20.00%
+10%	5.25%		10.00%
+5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-5.00%
-10%	5.25%	-4.75%	-10.00%
-20%	5.25%	-14.75%	-20.00%
-30%	N/A	-24.75%	-30.00%
-40%	N/A	-34.75%	-40.00%
-50%	N/A	-44.75%	-50.00%
-60%	N/A	-54.75%	-60.00%
-70%	N/A	-64.75%	-70.00%
-80%	N/A	-74.75%	-80.00%
-90%	N/A	-84.75%	-90.00%
-100%	N/A	-94.75%	-100.00%

FWP-78

SanDisk Corporation

According to publicly available information, SanDisk Corporation (the “Company”) designs, develops, markets and manufactures products and solutions in a variety of form factors using flash memory, controller, and firmware technologies. The Company sources the vast majority of their flash memory supply through its venture relationships with Toshiba that provide the Company with leading edge and low cost memory wafers. Its products are used in a wide range of consumer electronics devices such as digital cameras, mobile phones, Universal Serial Bus drives, or USB drives, gaming consoles, MP3 players and other digital devices. The Company’s products are also embedded in a variety of systems for the enterprise, industrial, military and other markets. Flash storage technology allows data to be stored in a low-power consumption format, as well as a durable and compact format that retains the data after the power has been turned off.

As of January 3, 2010, the Company had 3,267 employees.

The linked share’s SEC file number is 0-26734.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$36.34	$23.49	$28.37
June 30, 2004	$33.25	$19.79	$21.69
September 30, 2004	$29.60	$19.29	$29.12
December 31, 2004	$31.95	$19.67	$24.97
March 31, 2005	$28.42	$20.25	$27.80
June 30, 2005	$29.03	$23.56	$23.73
September 30, 2005	$48.58	$23.41	$48.25
December 30, 2005	$65.49	$45.69	$62.82
March 31, 2006	$79.80	$52.16	$57.52
June 30, 2006	$66.20	$49.18	$50.98
September 29, 2006	$60.94	$37.34	$53.54
December 29, 2006	$62.24	$42.00	$43.03
March 30, 2007	$46.24	$35.82	$43.80
June 29, 2007	$49.61	$41.48	$48.94
September 28, 2007	$59.75	$47.14	$55.10
December 31, 2007	$55.97	$32.74	$33.17
March 31, 2008	$33.73	$19.84	$22.57
June 30, 2008	$33.17	$18.63	$18.70
September 30, 2008	$23.50	$13.07	$19.55
December 31, 2008	$21.40	$5.07	$9.60
March 31, 2009	$13.46	$7.53	$12.65
June 30, 2009	$16.72	$12.04	$14.69
September 30, 2009	$23.20	$13.02	$21.70
December 31, 2009	$31.17	$19.18	$28.99
March 2, 2010*	$33.25	$24.91	$32.48

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SNDK

Initial price: $32.48

Protection level: 75.00%

Protection price: $24.36

Physical delivery amount: 30($1,000/Initial price)

Fractional shares: 0.788177

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.00%
+90%	5.00%		90.00%
+80%	5.00%		80.00%
+70%	5.00%		70.00%
+60%	5.00%		60.00%
+50%	5.00%		50.00%
+40%	5.00%		40.00%
+30%	5.00%		30.00%
+20%	5.00%		20.00%
+10%	5.00%		10.00%
+5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-5.00%
-10%	5.00%	-5.00%	-10.00%
-20%	5.00%	-15.00%	-20.00%
-30%	N/A	-25.00%	-30.00%
-40%	N/A	-35.00%	-40.00%
-50%	N/A	-45.00%	-50.00%
-60%	N/A	-55.00%	-60.00%
-70%	N/A	-65.00%	-70.00%
-80%	N/A	-75.00%	-80.00%
-90%	N/A	-85.00%	-90.00%
-100%	N/A	-95.00%	-100.00%

FWP-79

Steel Dynamics, Inc.

According to publicly available information, Steel Dynamics, Inc. (the “Company”) is one of the largest steel producers in the United States based on an estimated annual steelmaking capability of approximately 6.3 million tons. The Company’s 2009 consolidated shipments, excluding shipments between its operating divisions, totaled 4.1 million tons. During 2009, its net sales were $4.0 billion. At December 31, 2009, the Company had approximately 5,990 employees in its various operations throughout the eastern half of the United States.

The linked share’s SEC file number is 0-21719.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$6.47	$5.21	$6.20
June 30, 2004	$7.27	$5.19	$7.16
September 30, 2004	$9.85	$6.98	$9.66
December 31, 2004	$10.61	$7.35	$9.47
March 31, 2005	$11.60	$8.22	$8.61
June 30, 2005	$8.76	$6.26	$6.56
September 30, 2005	$8.85	$6.53	$8.49
December 30, 2005	$9.18	$6.66	$8.88
March 31, 2006	$14.81	$8.75	$14.18
June 30, 2006	$17.49	$12.17	$16.44
September 29, 2006	$16.75	$11.30	$12.61
December 29, 2006	$17.95	$11.95	$16.23
March 30, 2007	$22.14	$15.43	$21.60
June 29, 2007	$24.77	$19.46	$20.96
September 28, 2007	$24.88	$16.83	$23.35
December 31, 2007	$30.66	$21.77	$29.79
March 31, 2008	$35.28	$21.14	$33.04
June 30, 2008	$40.91	$32.28	$39.07
September 30, 2008	$38.67	$15.47	$17.09
December 31, 2008	$16.94	$5.18	$11.18
March 31, 2009	$14.39	$5.95	$8.81
June 30, 2009	$16.68	$8.18	$14.73
September 30, 2009	$18.56	$12.43	$15.34
December 31, 2009	$18.63	$13.07	$17.72
March 2, 2010*	$20.47	$14.31	$16.82

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STLD

Initial price: $16.82

Protection level: 75.00%

Protection price: $12.62

Physical delivery amount: 59($1,000/Initial price)

Fractional shares: 0.453032

Coupon: 9.50% per annum

Maturity: September 30, 2010

Dividend yield: 1.87% per annum

Coupon amount monthly: $7.92

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.75%		100.94%
+90%	4.75%		90.94%
+80%	4.75%		80.94%
+70%	4.75%		70.94%
+60%	4.75%		60.94%
+50%	4.75%		50.94%
+40%	4.75%		40.94%
+30%	4.75%		30.94%
+20%	4.75%		20.94%
+10%	4.75%		10.94%
+5%	4.75%		5.94%

0%	4.75%		0.94%

	Protection Price Ever Breached?
	NO	YES
-5%	4.75%	-0.25%	-4.06%
-10%	4.75%	-5.25%	-9.06%
-20%	4.75%	-15.25%	-19.06%
-30%	N/A	-25.25%	-29.06%
-40%	N/A	-35.25%	-39.06%
-50%	N/A	-45.25%	-49.06%
-60%	N/A	-55.25%	-59.06%
-70%	N/A	-65.25%	-69.06%
-80%	N/A	-75.25%	-79.06%
-90%	N/A	-85.25%	-89.06%
-100%	N/A	-95.25%	-99.06%

FWP-80

Seagate Technology

According to publicly available information, Seagate Technology (the “Company”) designs, manufactures and markets rigid disc drives. Rigid disc drives, which are commonly referred to as disc drives or hard drives, are used as the primary medium for storing electronic information in systems ranging from desktop and notebook computers, and consumer electronics devices to data centers delivering information over corporate networks and the Internet. The Company’s enterprise applications are used in enterprise servers, mainframes and workstations; its desktop applications are used in desktop computers; its mobile computing applications are used in notebook computers; and its consumer electronics applications are used in devices such as digital video recorders, digital music players and gaming devices.

At July 3, 2009, the Company employed 47,000 employees, temporary employees and contractors worldwide.

The linked share’s SEC file number is 001-31560.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	N/A	N/A	N/A
September 30, 2008	$13.41	$10.80	$12.12
December 31, 2008	$12.17	$3.67	$4.43
March 31, 2009	$6.56	$2.98	$6.01
June 30, 2009	$10.63	$5.51	$10.46
September 30, 2009	$16.16	$9.26	$15.21
December 31, 2009	$18.59	$13.79	$18.19
March 2, 2010*	$21.58	$16.48	$21.01

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STX

Initial price: $21.01

Protection level: 80.00%

Protection price: $16.81

Physical delivery amount: 47($1,000/Initial price)

Fractional shares: 0.596383

Coupon: 10.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.54

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.125%		100.00%
+90%	5.125%		90.00%
+80%	5.125%		80.00%
+70%	5.125%		70.00%
+60%	5.125%		60.00%
+50%	5.125%		50.00%
+40%	5.125%		40.00%
+30%	5.125%		30.00%
+20%	5.125%		20.00%
+10%	5.125%		10.00%
+5%	5.125%		5.00%

0%	5.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.125%	0.125%	-5.00%
-10%	5.125%	-4.875%	-10.00%
-20%	5.125%	-14.875%	-20.00%
-30%	N/A	-24.875%	-30.00%
-40%	N/A	-34.875%	-40.00%
-50%	N/A	-44.875%	-50.00%
-60%	N/A	-54.875%	-60.00%
-70%	N/A	-64.875%	-70.00%
-80%	N/A	-74.875%	-80.00%
-90%	N/A	-84.875%	-90.00%
-100%	N/A	-94.875%	-100.00%

FWP-81

SAVVIS, Inc.

According to publicly available information, SAVVIS, Inc. (the “Company”) provides information technology services including managed hosting, utility computing, collocation, managed security, network, and professional services, through its global infrastructure to businesses and government agencies.

The Company was incorporated in Delaware in 1998 and their principal executive offices are located at 1 SAVVIS Parkway, Town & Country, Missouri 63017.

As of December 31, 2008, the Company employed 2,228 full-time persons.

The linked share’s SEC file number is 000-29375.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$66.00	$21.75	$31.20
June 30, 2004	$42.00	$18.90	$20.70
September 30, 2004	$23.85	$14.70	$18.75
December 31, 2004	$21.00	$12.15	$17.40
March 31, 2005	$18.75	$8.40	$9.30
June 30, 2005	$18.77	$6.00	$16.50
September 30, 2005	$18.90	$11.85	$12.00
December 30, 2005	$12.30	$6.90	$11.25
March 31, 2006	$22.95	$9.00	$22.35
June 30, 2006	$32.10	$20.70	$29.61
September 29, 2006	$34.09	$23.51	$28.50
December 29, 2006	$38.01	$27.72	$35.71
March 30, 2007	$49.34	$33.38	$47.88
June 29, 2007	$53.43	$44.77	$49.51
September 28, 2007	$50.98	$33.65	$38.78
December 31, 2007	$44.68	$23.52	$27.91
March 31, 2008	$27.92	$14.39	$16.27
June 30, 2008	$20.14	$12.79	$12.91
September 30, 2008	$18.51	$10.15	$13.44
December 31, 2008	$13.34	$4.65	$6.89
March 31, 2009	$8.58	$5.03	$6.19
June 30, 2009	$14.45	$5.79	$11.46
September 30, 2009	$18.03	$9.57	$15.82
December 31, 2009	$18.40	$12.38	$14.05
March 2, 2010*	$17.30	$14.05	$15.11

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SVVS

Initial price: $15.11

Protection level: 80.00%

Protection price: $12.09

Physical delivery amount: 66($1,000/Initial price)

Fractional shares: 0.181337

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.00%
+90%	5.25%		90.00%
+80%	5.25%		80.00%
+70%	5.25%		70.00%
+60%	5.25%		60.00%
+50%	5.25%		50.00%
+40%	5.25%		40.00%
+30%	5.25%		30.00%
+20%	5.25%		20.00%
+10%	5.25%		10.00%
+5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-5.00%
-10%	5.25%	-4.75%	-10.00%
-20%	5.25%	-14.75%	-20.00%
-30%	N/A	-24.75%	-30.00%
-40%	N/A	-34.75%	-40.00%
-50%	N/A	-44.75%	-50.00%
-60%	N/A	-54.75%	-60.00%
-70%	N/A	-64.75%	-70.00%
-80%	N/A	-74.75%	-80.00%
-90%	N/A	-84.75%	-90.00%
-100%	N/A	-94.75%	-100.00%

FWP-82

SolarWinds, Inc.

According to publicly available information, SolarWinds, Inc. is a provider of powerful yet easy-to-use enterprise-class network management software for network professionals. As of December 31, 2009, the Company’s number of customers increased from 28,000 to over 90,000.

The Company’s executive offices are located in Austin, Texas.

The linked share’s SEC file number is 001-34358.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	N/A	N/A	N/A
September 30, 2008	N/A	N/A	N/A
December 31, 2008	N/A	N/A	N/A
March 31, 2009	N/A	N/A	N/A
June 30, 2009	$16.81	$12.70	$16.49
September 30, 2009	$24.25	$14.75	$22.03
December 31, 2009	$23.65	$16.89	$23.01
March 2, 2010*	$23.52	$18.25	$18.33

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SWI

Initial price: $18.33

Protection level: 80.00%

Protection price: $14.66

Physical delivery amount: 54($1,000/Initial price)

Fractional shares: 0.555374

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.00%
+90%	5.25%		90.00%
+80%	5.25%		80.00%
+70%	5.25%		70.00%
+60%	5.25%		60.00%
+50%	5.25%		50.00%
+40%	5.25%		40.00%
+30%	5.25%		30.00%
+20%	5.25%		20.00%
+10%	5.25%		10.00%
+5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-5.00%
-10%	5.25%	-4.75%	-10.00%
-20%	5.25%	-14.75%	-20.00%
-30%	N/A	-24.75%	-30.00%
-40%	N/A	-34.75%	-40.00%
-50%	N/A	-44.75%	-50.00%
-60%	N/A	-54.75%	-60.00%
-70%	N/A	-64.75%	-70.00%
-80%	N/A	-74.75%	-80.00%
-90%	N/A	-84.75%	-90.00%
-100%	N/A	-94.75%	-100.00%

FWP-83

Skyworks Solutions, Inc.

According to publicly available information, Skyworks Solutions, Inc. (the “Company”) is an innovator of high reliability analog and mixed signal semiconductors. The Company offers diverse standard and custom linear products supporting automotive, broadband, cellular infrastructure, energy management, industrial, medical, military and cellular handset applications.

As of October 2, 2009, the Company employed approximately 3,300 persons.

The linked share’s SEC file number is 001-05560.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$12.45	$8.78	$11.66
June 30, 2004	$12.68	$7.98	$8.73
September 30, 2004	$10.04	$6.98	$9.50
December 31, 2004	$11.10	$8.25	$9.43
March 31, 2005	$9.60	$6.07	$6.35
June 30, 2005	$8.11	$5.02	$7.37
September 30, 2005	$8.50	$6.67	$7.02
December 30, 2005	$7.14	$4.66	$5.09
March 31, 2006	$7.09	$5.01	$6.79
June 30, 2006	$8.00	$5.15	$5.51
September 29, 2006	$5.80	$4.03	$5.19
December 29, 2006	$7.97	$5.01	$7.08
March 30, 2007	$7.67	$5.56	$5.75
June 29, 2007	$7.73	$5.57	$7.35
September 28, 2007	$9.55	$6.73	$9.04
December 31, 2007	$9.48	$7.85	$8.50
March 31, 2008	$9.22	$6.50	$7.28
June 30, 2008	$11.24	$7.11	$9.87
September 30, 2008	$10.91	$7.57	$8.36
December 31, 2008	$8.41	$3.57	$5.54
March 31, 2009	$8.51	$3.88	$8.06
June 30, 2009	$10.66	$7.79	$9.78
September 30, 2009	$14.55	$9.50	$13.24
December 31, 2009	$14.45	$10.05	$14.19
March 2, 2010*	$16.04	$12.64	$15.76

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SWKS

Initial price: $15.76

Protection level: 80.00%

Protection price: $12.61

Physical delivery amount: 63($1,000/Initial price)

Fractional shares: 0.451777

Coupon: 9.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.71

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.625%		100.00%
+90%	4.625%		90.00%
+80%	4.625%		80.00%
+70%	4.625%		70.00%
+60%	4.625%		60.00%
+50%	4.625%		50.00%
+40%	4.625%		40.00%
+30%	4.625%		30.00%
+20%	4.625%		20.00%
+10%	4.625%		10.00%
+5%	4.625%		5.00%

0%	4.625%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.625%	-0.375%	-5.00%
-10%	4.625%	-5.375%	-10.00%
-20%	4.625%	-15.375%	-20.00%
-30%	N/A	-25.375%	-30.00%
-40%	N/A	-35.375%	-40.00%
-50%	N/A	-45.375%	-50.00%
-60%	N/A	-55.375%	-60.00%
-70%	N/A	-65.375%	-70.00%
-80%	N/A	-75.375%	-80.00%
-90%	N/A	-85.375%	-90.00%
-100%	N/A	-95.375%	-100.00%

FWP-84

Terex Corporation

According to publicly available information, Terex Corporation (the “Company”) is a diversified global manufacturer of capital equipment focused on delivering reliable, customer relevant solutions for the construction, infrastructure, quarrying, surface mining, shipping, transportation, power and energy industries. As of December 31, 2009, the Company operates in five reportable segments: (i) Terex Aerial Work Platforms, (ii) Terex Construction, (iii) Terex Cranes, (iv) Terex Materials Processing & Mining and (v) Terex Roadbuilding, Utility Products and Other. The Company’s products are manufactured at plants in North America, Europe, Australia, Asia and South America, and are sold worldwide with an increased emphasis on developing markets such as China, India, the Middle East and Latin America.

The linked share’s SEC file number is 001-10702.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$19.09	$13.03	$18.49
June 30, 2004	$19.60	$14.01	$17.07
September 30, 2004	$21.95	$15.98	$21.70
December 31, 2004	$24.12	$16.35	$23.83
March 31, 2005	$24.51	$18.82	$21.65
June 30, 2005	$22.00	$17.92	$19.70
September 30, 2005	$26.10	$19.57	$24.72
December 30, 2005	$31.22	$24.55	$29.70
March 31, 2006	$40.83	$29.58	$39.62
June 30, 2006	$51.57	$37.55	$49.35
September 29, 2006	$50.89	$37.69	$45.22
December 29, 2006	$66.52	$45.11	$64.58
March 30, 2007	$73.25	$54.75	$71.76
June 29, 2007	$86.99	$70.60	$81.30
September 28, 2007	$96.93	$66.24	$89.02
December 31, 2007	$90.75	$56.20	$65.57
March 31, 2008	$72.09	$46.50	$62.50
June 30, 2008	$76.21	$50.50	$51.37
September 30, 2008	$53.08	$28.22	$30.52
December 31, 2008	$30.10	$8.97	$17.32
March 31, 2009	$21.11	$7.34	$9.25
June 30, 2009	$17.92	$8.90	$12.07
September 30, 2009	$21.27	$10.25	$20.73
December 31, 2009	$25.50	$18.08	$19.81
March 2, 2010*	$23.89	$17.33	$19.98

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TEX

Initial price: $19.98

Protection level: 80.00%

Protection price: $15.98

Physical delivery amount: 50($1,000/Initial price)

Fractional shares: 0.050050

Coupon: 11.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.50%		100.00%
+90%	5.50%		90.00%
+80%	5.50%		80.00%
+70%	5.50%		70.00%
+60%	5.50%		60.00%
+50%	5.50%		50.00%
+40%	5.50%		40.00%
+30%	5.50%		30.00%
+20%	5.50%		20.00%
+10%	5.50%		10.00%
+5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.50%	0.50%	-5.00%
-10%	5.50%	-4.50%	-10.00%
-20%	5.50%	-14.50%	-20.00%
-30%	N/A	-24.50%	-30.00%
-40%	N/A	-34.50%	-40.00%
-50%	N/A	-44.50%	-50.00%
-60%	N/A	-54.50%	-60.00%
-70%	N/A	-64.50%	-70.00%
-80%	N/A	-74.50%	-80.00%
-90%	N/A	-84.50%	-90.00%
-100%	N/A	-94.50%	-100.00%

FWP-85

Titanium Metals Corporation

According to publicly available information, Titanium Metals Corporation (the “Company”) was originally formed in 1950 and was incorporated in Delaware in 1955. The Company is one of the world’s leading producers of titanium melted and mill products. The Company is the only producer with major titanium production facilities in both the United States and Europe, the world’s principal markets for titanium consumption. The Company is currently the largest producer of titanium sponge, a key raw material, in the United States. The Company’s products include titanium sponge, melted products, mill products and industrial fabrications.

The linked share’s SEC file number is 01-14368.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$2.59	$1.06	$2.49
June 30, 2004	$2.70	$1.80	$2.31
September 30, 2004	$3.11	$2.30	$2.93
December 31, 2004	$3.33	$2.38	$3.02
March 31, 2005	$5.06	$2.93	$4.50
June 30, 2005	$7.19	$3.88	$7.10
September 30, 2005	$10.60	$6.17	$9.89
December 30, 2005	$19.86	$8.79	$15.82
March 31, 2006	$25.88	$15.96	$24.28
June 30, 2006	$47.59	$24.50	$34.38
September 29, 2006	$34.88	$22.77	$25.28
December 29, 2006	$33.92	$23.20	$29.51
March 30, 2007	$38.85	$27.74	$35.88
June 29, 2007	$39.80	$30.31	$31.90
September 28, 2007	$35.32	$25.75	$33.56
December 31, 2007	$36.50	$25.27	$26.45
March 31, 2008	$26.78	$13.29	$15.05
June 30, 2008	$19.65	$13.33	$13.99
September 30, 2008	$14.90	$9.80	$11.34
December 31, 2008	$11.29	$5.31	$8.81
March 31, 2009	$9.78	$4.04	$5.47
June 30, 2009	$11.52	$5.25	$9.19
September 30, 2009	$10.63	$7.34	$9.59
December 31, 2009	$13.18	$8.39	$12.52
March 2, 2010*	$15.27	$10.55	$12.45

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TIE

Initial price: $12.45

Protection level: 80.00%

Protection price: $9.96

Physical delivery amount: 80($1,000/Initial price)

Fractional shares: 0.321285

Coupon: 10.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.54

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.125%		100.00%
+90%	5.125%		90.00%
+80%	5.125%		80.00%
+70%	5.125%		70.00%
+60%	5.125%		60.00%
+50%	5.125%		50.00%
+40%	5.125%		40.00%
+30%	5.125%		30.00%
+20%	5.125%		20.00%
+10%	5.125%		10.00%
+5%	5.125%		5.00%

0%	5.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.125%	0.125%	-5.00%
-10%	5.125%	-4.875%	-10.00%
-20%	5.125%	-14.875%	-20.00%
-30%	N/A	-24.875%	-30.00%
-40%	N/A	-34.875%	-40.00%
-50%	N/A	-44.875%	-50.00%
-60%	N/A	-54.875%	-60.00%
-70%	N/A	-64.875%	-70.00%
-80%	N/A	-74.875%	-80.00%
-90%	N/A	-84.875%	-90.00%
-100%	N/A	-94.875%	-100.00%

FWP-86

TRW Automotive Holdings Corp.

According to publicly available information, TRW Automotive Holdings Corp. (the “Company”) is a diversified supplier of automotive systems, modules, and components to global automotive original equipment manufacturers and related aftermarkets. Of the Company’s 2009 sales, approximately 58% are in Europe, 25% are in North America, 12 % are in Asia, and 5% are in the rest of the world.

The linked share’s SEC file number is: 001-31970.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$27.58	$20.29	$21.77
June 30, 2004	$22.60	$17.52	$18.85
September 30, 2004	$21.35	$18.50	$18.85
December 31, 2004	$21.57	$16.65	$20.70
March 31, 2005	$21.70	$18.85	$19.43
June 30, 2005	$24.61	$17.64	$24.51
September 30, 2005	$29.90	$24.14	$29.34
December 30, 2005	$29.46	$23.52	$26.35
March 31, 2006	$29.15	$22.91	$23.30
June 30, 2006	$28.60	$22.00	$27.28
September 29, 2006	$28.22	$22.74	$24.07
December 29, 2006	$26.89	$22.90	$25.87
March 30, 2007	$35.37	$25.64	$34.82
June 29, 2007	$42.30	$34.68	$36.83
September 28, 2007	$38.95	$26.67	$31.68
December 31, 2007	$33.52	$20.66	$20.90
March 31, 2008	$25.48	$18.35	$23.37
June 30, 2008	$29.56	$18.39	$18.47
September 30, 2008	$21.85	$15.17	$15.91
December 31, 2008	$15.69	$2.06	$3.60
March 31, 2009	$4.79	$1.38	$3.22
June 30, 2009	$12.19	$3.00	$11.30
September 30, 2009	$20.93	$10.91	$16.75
December 31, 2009	$25.52	$14.71	$23.88
March 2, 2010*	$27.95	$21.30	$26.48

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TRW

Initial price: $26.48

Protection level: 75.00%

Protection price: $19.86

Physical delivery amount: 37($1,000/Initial price)

Fractional shares: 0.764350

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.00%
+90%	5.25%		90.00%
+80%	5.25%		80.00%
+70%	5.25%		70.00%
+60%	5.25%		60.00%
+50%	5.25%		50.00%
+40%	5.25%		40.00%
+30%	5.25%		30.00%
+20%	5.25%		20.00%
+10%	5.25%		10.00%
+5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-5.00%
-10%	5.25%	-4.75%	-10.00%
-20%	5.25%	-14.75%	-20.00%
-30%	N/A	-24.75%	-30.00%
-40%	N/A	-34.75%	-40.00%
-50%	N/A	-44.75%	-50.00%
-60%	N/A	-54.75%	-60.00%
-70%	N/A	-64.75%	-70.00%
-80%	N/A	-74.75%	-80.00%
-90%	N/A	-84.75%	-90.00%
-100%	N/A	-94.75%	-100.00%

FWP-87

Trina Solar Limited (ADR)

According to publicly available information, Trina Solar Limited (the “Company”) is an integrated solar-power products manufacturer based in China. The Company has integrated the manufacturing of ingots, wafers and solar cells for use in its PV module production. As of December 31, 2008, the Company had an annual module manufacturing capacity of approximately 350 megawatts. The Company had net revenues of $831.9 million in 2008.

The linked share’s SEC file number is 001-33195.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	$13.38	$9.41	$9.45
March 30, 2007	$25.47	$8.80	$22.04
June 29, 2007	$34.45	$19.38	$25.73
September 28, 2007	$36.53	$19.40	$28.49
December 31, 2007	$34.13	$16.30	$26.90
March 31, 2008	$28.25	$12.94	$15.37
June 30, 2008	$26.75	$14.82	$15.32
September 30, 2008	$17.46	$11.03	$11.48
December 31, 2008	$12.37	$2.81	$4.65
March 31, 2009	$6.89	$2.88	$5.21
June 30, 2009	$14.20	$5.09	$12.82
September 30, 2009	$17.95	$10.05	$16.09
December 31, 2009	$28.20	$14.39	$26.99
March 2, 2010*	$31.12	$19.53	$22.69

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TSL

Initial price: $22.69

Protection level: 75.00%

Protection price: $17.02

Physical delivery amount: 44($1,000/Initial price)

Fractional shares: 0.072279

Coupon: 18.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $15.00

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	9.00%		100.00%
+90%	9.00%		90.00%
+80%	9.00%		80.00%
+70%	9.00%		70.00%
+60%	9.00%		60.00%
+50%	9.00%		50.00%
+40%	9.00%		40.00%
+30%	9.00%		30.00%
+20%	9.00%		20.00%
+10%	9.00%		10.00%
+5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	9.00%	4.00%	-5.00%
-10%	9.00%	-1.00%	-10.00%
-20%	9.00%	-11.00%	-20.00%
-30%	N/A	-21.00%	-30.00%
-40%	N/A	-31.00%	-40.00%
-50%	N/A	-41.00%	-50.00%
-60%	N/A	-51.00%	-60.00%
-70%	N/A	-61.00%	-70.00%
-80%	N/A	-71.00%	-80.00%
-90%	N/A	-81.00%	-90.00%
-100%	N/A	-91.00%	-100.00%

FWP-88

Tesoro Corporation

According to publicly available information, Tesoro Corporation (“the Company”) is based in San Antonio, Texas. The Company was incorporated in Delaware in 1968 under the name Tesoro Petroleum Corporation, which was subsequently changed in 2004 to Tesoro Corporation. As of December 31, 2009, the Company is an independent petroleum refiner and marketer in the United States with two operating segments — (1) refining crude oil and other feedstocks at its seven refineries in the western and mid-continental United States and selling refined products in bulk and wholesale markets and (2) selling motor fuels and convenience products in the retail market through its 886 branded retail stations in 15 states. The Company’s refining segment produces refined products, primarily gasoline and gasoline blendstocks, jet fuel, diesel fuel and heavy fuel oils for sale to a wide variety of commercial customers in the western and mid-continental United States. Its retail segment distributes motor fuels through a network of retail stations, primarily under the Tesoro®, Mirastar®, Shell® and USA Gasoline™ brands.

The Company’s principal executive offices are located at 300 Concord Plaza Drive, San Antonio, Texas 78216-6999.

The linked share’s SEC file number is 001-03473.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$9.67	$7.00	$9.40
June 30, 2004	$13.88	$8.88	$13.80
September 30, 2004	$15.85	$10.90	$14.77
December 31, 2004	$17.33	$13.88	$15.93
March 31, 2005	$19.09	$14.13	$18.51
June 30, 2005	$24.93	$17.03	$23.26
September 30, 2005	$35.90	$23.06	$33.62
December 30, 2005	$34.64	$26.17	$30.78
March 31, 2006	$36.99	$28.85	$34.17
June 30, 2006	$37.86	$30.16	$37.18
September 29, 2006	$38.40	$26.48	$28.99
December 29, 2006	$36.55	$27.33	$32.89
March 30, 2007	$51.40	$31.47	$50.22
June 29, 2007	$64.65	$50.06	$57.15
September 28, 2007	$62.00	$42.64	$46.02
December 31, 2007	$65.50	$44.53	$47.70
March 31, 2008	$48.35	$26.55	$30.00
June 30, 2008	$33.40	$18.60	$19.77
September 30, 2008	$20.17	$14.29	$16.49
December 31, 2008	$16.86	$6.71	$13.17
March 31, 2009	$19.16	$11.88	$13.47
June 30, 2009	$18.76	$12.25	$12.73
September 30, 2009	$16.04	$10.63	$14.98
December 31, 2009	$16.92	$12.27	$13.55
March 2, 2010*	$15.33	$11.49	$12.44

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TSO

Initial price: $12.44

Protection level: 80.00%

Protection price: $9.95

Physical delivery amount: 80($1,000/Initial price)

Fractional shares: 0.385852

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 1.91% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.96%
+90%	5.00%		90.96%
+80%	5.00%		80.96%
+70%	5.00%		70.96%
+60%	5.00%		60.96%
+50%	5.00%		50.96%
+40%	5.00%		40.96%
+30%	5.00%		30.96%
+20%	5.00%		20.96%
+10%	5.00%		10.96%
+5%	5.00%		5.96%

0%	5.00%		0.96%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-4.04%
-10%	5.00%	-5.00%	-9.04%
-20%	5.00%	-15.00%	-19.04%
-30%	N/A	-25.00%	-29.04%
-40%	N/A	-35.00%	-39.04%
-50%	N/A	-45.00%	-49.04%
-60%	N/A	-55.00%	-59.04%
-70%	N/A	-65.00%	-69.04%
-80%	N/A	-75.00%	-79.04%
-90%	N/A	-85.00%	-89.04%
-100%	N/A	-95.00%	-99.04%

FWP-89

Textron Inc.

According to publicly available information, Textron Inc. (the “Company”) is a multi-industry company that leverages its global network of aircraft, defense, industrial and finance businesses to provide customers with innovative solutions and services around the world. The Company was founded in 1923 and, as of December 31, 2009, has 32,000 employees worldwide.

The linked share’s SEC file number is 001-5480.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$29.82	$25.30	$26.58
June 30, 2004	$30.11	$25.97	$29.68
September 30, 2004	$33.06	$28.58	$32.14
December 31, 2004	$37.46	$31.09	$36.90
March 31, 2005	$40.36	$34.23	$37.31
June 30, 2005	$39.32	$34.80	$37.93
September 30, 2005	$39.50	$32.60	$35.86
December 30, 2005	$40.00	$34.41	$38.49
March 31, 2006	$47.50	$37.76	$46.70
June 30, 2006	$49.47	$41.12	$46.09
September 29, 2006	$46.82	$40.23	$43.75
December 29, 2006	$49.25	$43.22	$46.89
March 30, 2007	$49.40	$43.60	$44.90
June 29, 2007	$57.08	$44.86	$55.06
September 28, 2007	$63.36	$48.61	$62.21
December 31, 2007	$74.40	$61.96	$71.30
March 31, 2008	$69.48	$47.85	$55.42
June 30, 2008	$64.78	$47.03	$47.93
September 30, 2008	$49.74	$26.46	$29.28
December 31, 2008	$29.16	$10.28	$13.87
March 31, 2009	$16.52	$3.57	$5.74
June 30, 2009	$14.37	$5.42	$9.66
September 30, 2009	$20.98	$8.52	$18.98
December 31, 2009	$21.00	$17.39	$18.81
March 2, 2010*	$23.46	$17.96	$20.90

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TXT

Initial price: $20.90

Protection level: 80.00%

Protection price: $16.72

Physical delivery amount: 47($1,000/Initial price)

Fractional shares: 0.846890

Coupon: 9.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.37% per annum

Coupon amount monthly: $7.71

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.625%		100.19%
+90%	4.625%		90.19%
+80%	4.625%		80.19%
+70%	4.625%		70.19%
+60%	4.625%		60.19%
+50%	4.625%		50.19%
+40%	4.625%		40.19%
+30%	4.625%		30.19%
+20%	4.625%		20.19%
+10%	4.625%		10.19%
+5%	4.625%		5.19%

0%	4.625%		0.19%

	Protection Price Ever Breached?
	NO	YES
-5%	4.625%	-0.375%	-4.81%
-10%	4.625%	-5.375%	-9.81%
-20%	4.625%	-15.375%	-19.81%
-30%	N/A	-25.375%	-29.81%
-40%	N/A	-35.375%	-39.81%
-50%	N/A	-45.375%	-49.81%
-60%	N/A	-55.375%	-59.81%
-70%	N/A	-65.375%	-69.81%
-80%	N/A	-75.375%	-79.81%
-90%	N/A	-85.375%	-89.81%
-100%	N/A	-95.375%	-99.81%

FWP-90

UAL Corporation

According to publicly available information, UAL Corporation (the “Company”) was incorporated under the laws of the State of Delaware on December 30, 1968. World headquarters is located at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007.

The Company is a holding company whose principal subsidiary is United Air Lines, Inc. (“United”). United’s operations, which consist primarily of the transportation of persons, property, and mail throughout the U.S. and abroad, accounted for most of UAL’s revenues and expenses in 2006. United provides these services through full-sized jet aircraft, as well as smaller aircraft in its regional operations conducted under contract by “United Express®” carriers.

United is one of the largest passenger airlines in the world with more than 3,300 flights a day to more than 230 U.S. domestic and international destinations from its hubs in Chicago, Denver, Los Angeles and Washington, D.C., based on its annual flight schedule as of January 1, 2010.

The linked share’s SEC file number is 001-06033.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	$43.00	$29.51	$39.93
June 30, 2006	$40.05	$26.02	$31.02
September 29, 2006	$32.17	$21.91	$26.57
December 29, 2006	$46.52	$26.79	$44.00
March 30, 2007	$51.56	$36.64	$38.17
June 29, 2007	$44.32	$31.62	$40.59
September 28, 2007	$50.00	$35.90	$46.53
December 31, 2007	$51.60	$33.48	$35.66
March 31, 2008	$41.45	$19.71	$21.53
June 30, 2008	$24.87	$5.22	$5.22
September 30, 2008	$15.84	$2.80	$8.79
December 31, 2008	$16.73	$4.55	$11.02
March 31, 2009	$12.88	$3.45	$4.48
June 30, 2009	$6.90	$3.08	$3.19
September 30, 2009	$9.76	$3.07	$9.22
December 31, 2009	$13.33	$6.23	$12.91
March 2, 2010*	$18.45	$12.14	$17.87

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: UAUA

Initial price: $17.87

Protection level: 75.00%

Protection price: $13.40

Physical delivery amount: 55($1,000/Initial price)

Fractional shares: 0.959709

Coupon: 20.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $16.67

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	10.00%		100.00%
+90%	10.00%		90.00%
+80%	10.00%		80.00%
+70%	10.00%		70.00%
+60%	10.00%		60.00%
+50%	10.00%		50.00%
+40%	10.00%		40.00%
+30%	10.00%		30.00%
+20%	10.00%		20.00%
+10%	10.00%		10.00%
+5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	10.00%	5.00%	-5.00%
-10%	10.00%	0.00%	-10.00%
-20%	10.00%	-10.00%	-20.00%
-30%	N/A	-20.00%	-30.00%
-40%	N/A	-30.00%	-40.00%
-50%	N/A	-40.00%	-50.00%
-60%	N/A	-50.00%	-60.00%
-70%	N/A	-60.00%	-70.00%
-80%	N/A	-70.00%	-80.00%
-90%	N/A	-80.00%	-90.00%
-100%	N/A	-90.00%	-100.00%

FWP-91

Vertex Pharmaceuticals Incorporated

According to publicly available information, Vertex Pharmaceuticals Incorporated (“the Company”) is in the business of discovering, developing and commercializing small molecule drugs for the treatment of serious diseases. The Company has built a drug discovery capability that integrates biology, chemistry, biophysics, automation and information technologies, with a goal of making the drug discovery process more efficient and productive. A Vertex-discovered compound for the treatment of HIV infection, fosamprenavir calcium, is being marketed by its collaborator GlaxoSmithKline plc as Lexiva in the United States and Telzir in Europe. The Company is currently concentrating most of its drug development resources on four drug candidates: telaprevir for the treatment of hepatitis C virus, or HCV, infection, VX-702 for the treatment of rheumatoid arthritis and other inflammatory diseases, VX-770 for the treatment of cystic fibrosis, or CF, and VX-883 for the treatment of bacterial infection.

The linked share’s SEC file number is 000-19319.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$12.20	$8.82	$9.42
June 30, 2004	$10.99	$8.00	$10.84
September 30, 2004	$11.19	$8.06	$10.50
December 31, 2004	$12.05	$9.79	$10.57
March 31, 2005	$11.99	$9.20	$9.36
June 30, 2005	$17.06	$8.62	$16.84
September 30, 2005	$22.68	$15.33	$22.35
December 30, 2005	$29.24	$20.31	$27.67
March 31, 2006	$44.71	$26.50	$36.59
June 30, 2006	$40.00	$29.00	$36.71
September 29, 2006	$37.10	$29.75	$33.65
December 29, 2006	$45.38	$32.50	$37.42
March 30, 2007	$38.95	$26.98	$28.04
June 29, 2007	$32.51	$25.61	$28.56
September 28, 2007	$41.42	$27.82	$38.41
December 31, 2007	$39.47	$22.81	$23.23
March 31, 2008	$24.67	$13.84	$23.89
June 30, 2008	$34.97	$23.44	$33.47
September 30, 2008	$35.00	$24.62	$33.24
December 31, 2008	$33.16	$18.43	$30.38
March 31, 2009	$35.96	$26.68	$28.73
June 30, 2009	$36.30	$25.94	$35.64
September 30, 2009	$38.50	$31.85	$37.90
December 31, 2009	$44.03	$31.84	$42.85
March 2, 2010*	$44.24	$36.15	$41.84

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: VRTX

Initial price: $41.84

Protection level: 80.00%

Protection price: $33.47

Physical delivery amount: 23($1,000/Initial price)

Fractional shares: 0.900574

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.00%
+90%	5.25%		90.00%
+80%	5.25%		80.00%
+70%	5.25%		70.00%
+60%	5.25%		60.00%
+50%	5.25%		50.00%
+40%	5.25%		40.00%
+30%	5.25%		30.00%
+20%	5.25%		20.00%
+10%	5.25%		10.00%
+5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-5.00%
-10%	5.25%	-4.75%	-10.00%
-20%	5.25%	-14.75%	-20.00%
-30%	N/A	-24.75%	-30.00%
-40%	N/A	-34.75%	-40.00%
-50%	N/A	-44.75%	-50.00%
-60%	N/A	-54.75%	-60.00%
-70%	N/A	-64.75%	-70.00%
-80%	N/A	-74.75%	-80.00%
-90%	N/A	-84.75%	-90.00%
-100%	N/A	-94.75%	-100.00%

FWP-92

MEMC Electronic Materials, Inc.

According to publicly available information, MEMC Electronic Materials, Inc. (the “Company”) is a global leader in the manufacture and sale of wafers for the semiconductor industry The Company provides wafers in sizes ranging from 100 millimeters (4 inch) to 300 millimeters (12 inch) and in three general categories: prime, epitaxial and test/monitor. Since 2007, the Company has been selling 156 millimeter wafers targeted for solar applications. The Company was formed in 1984 as a Delaware corporation and completed its initial public stock offering in 1995.

The linked share’s SEC file number is 001-13828.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.73	$7.89	$9.15
June 30, 2004	$10.47	$7.81	$9.88
September 30, 2004	$9.97	$7.33	$8.48
December 31, 2004	$13.28	$8.45	$13.25
March 31, 2005	$14.95	$10.70	$13.45
June 30, 2005	$16.89	$10.85	$15.77
September 30, 2005	$23.65	$15.71	$22.79
December 30, 2005	$24.27	$16.20	$22.17
March 31, 2006	$38.50	$22.60	$36.92
June 30, 2006	$48.89	$30.01	$37.50
September 29, 2006	$41.30	$26.27	$36.63
December 29, 2006	$44.01	$31.94	$39.14
March 30, 2007	$64.09	$39.51	$60.58
June 29, 2007	$68.80	$52.22	$61.12
September 28, 2007	$64.68	$49.70	$58.86
December 31, 2007	$96.08	$57.15	$88.49
March 31, 2008	$91.45	$59.41	$70.90
June 30, 2008	$78.31	$60.87	$61.54
September 30, 2008	$60.99	$25.15	$28.26
December 31, 2008	$29.65	$10.00	$14.28
March 31, 2009	$19.26	$11.70	$16.49
June 30, 2009	$21.36	$13.43	$17.81
September 30, 2009	$20.93	$15.10	$16.63
December 31, 2009	$16.68	$11.78	$13.62
March 2, 2010*	$15.30	$11.50	$12.48

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WFR

Initial price: $12.48

Protection level: 75.00%

Protection price: $9.36

Physical delivery amount: 80($1,000/Initial price)

Fractional shares: 0.128205

Coupon: 9.25% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.71

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	4.625%		100.00%
+90%	4.625%		90.00%
+80%	4.625%		80.00%
+70%	4.625%		70.00%
+60%	4.625%		60.00%
+50%	4.625%		50.00%
+40%	4.625%		40.00%
+30%	4.625%		30.00%
+20%	4.625%		20.00%
+10%	4.625%		10.00%
+5%	4.625%		5.00%

0%	4.625%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	4.625%	-0.375%	-5.00%
-10%	4.625%	-5.375%	-10.00%
-20%	4.625%	-15.375%	-20.00%
-30%	N/A	-25.375%	-30.00%
-40%	N/A	-35.375%	-40.00%
-50%	N/A	-45.375%	-50.00%
-60%	N/A	-55.375%	-60.00%
-70%	N/A	-65.375%	-70.00%
-80%	N/A	-75.375%	-80.00%
-90%	N/A	-85.375%	-90.00%
-100%	N/A	-95.375%	-100.00%

FWP-93

Weatherford International Ltd.

According to publicly available information, Weatherford International Ltd. (the “Company”) is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The Company was originally incorporated in Delaware in 1972, and as a result of corporate reorganization in 2002, is now incorporated in Bermuda. The Company’s principal executive offices are located at 515 Post Oak Boulevard, Houston, Texas 77027 and there Internet address is www.weatherford.com. Many of the Company’s businesses, including those of Weatherford Enterra, have been operating for more than 50 years.

The Company operates in approximately 100 countries through approximately 800 service, sales and manufacturing locations, which are located in nearly all of the oil and natural gas producing regions in the world. The Company’s product offerings can be grouped into ten service lines: 1) artificial lift systems; 2) drilling services; 3) well construction; 4) drilling tools; 5) completion systems; 6) wireline and evaluation services; 7) re-entry and fishing; 8) stimulation and chemicals; 9) integrated drilling; and 10) pipeline and specialty services. In 2008, the Company finalized the divestiture of its oil and gas development and production business. At December 31, 2009, the Company employed approximately 52,000 employees

The linked share’s SEC file number is 001-31339.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.78	$8.96	$10.51
June 30, 2004	$11.50	$9.92	$11.25
September 30, 2004	$12.89	$10.83	$12.76
December 31, 2004	$13.81	$12.16	$12.83
March 31, 2005	$15.33	$12.13	$14.49
June 30, 2005	$15.11	$11.91	$14.50
September 30, 2005	$17.84	$14.29	$17.17
December 30, 2005	$18.97	$14.25	$18.10
March 31, 2006	$23.10	$18.25	$22.88
June 30, 2006	$29.37	$22.13	$24.81
September 29, 2006	$25.85	$18.54	$20.86
December 29, 2006	$23.53	$19.13	$20.90
March 30, 2007	$23.45	$18.12	$22.55
June 29, 2007	$29.52	$22.52	$27.62
September 28, 2007	$34.95	$24.32	$33.59
December 31, 2007	$36.11	$28.77	$34.30
March 31, 2008	$36.83	$25.92	$36.24
June 30, 2008	$49.98	$34.97	$49.59
September 30, 2008	$49.76	$22.26	$25.14
December 31, 2008	$24.58	$7.75	$10.82
March 31, 2009	$14.47	$9.08	$11.07
June 30, 2009	$23.74	$10.50	$19.56
September 30, 2009	$23.00	$17.23	$20.73
December 31, 2009	$20.92	$15.43	$17.91
March 2, 2010*	$20.84	$14.63	$16.69

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WFT

Initial price: $16.69

Protection level: 80.00%

Protection price: $13.35

Physical delivery amount: 59($1,000/Initial price)

Fractional shares: 0.916117

Coupon: 10.00% per annum

Maturity: September 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.00%		100.00%
+90%	5.00%		90.00%
+80%	5.00%		80.00%
+70%	5.00%		70.00%
+60%	5.00%		60.00%
+50%	5.00%		50.00%
+40%	5.00%		40.00%
+30%	5.00%		30.00%
+20%	5.00%		20.00%
+10%	5.00%		10.00%
+5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
-5%	5.00%	0.00%	-5.00%
-10%	5.00%	-5.00%	-10.00%
-20%	5.00%	-15.00%	-20.00%
-30%	N/A	-25.00%	-30.00%
-40%	N/A	-35.00%	-40.00%
-50%	N/A	-45.00%	-50.00%
-60%	N/A	-55.00%	-60.00%
-70%	N/A	-65.00%	-70.00%
-80%	N/A	-75.00%	-80.00%
-90%	N/A	-85.00%	-90.00%
-100%	N/A	-95.00%	-100.00%

FWP-94

Walter Energy, Inc.

According to publicly available information, Walter Energy, Inc. (the “Company”) is a producer and exporter of metallurgical coal for the global steel industry and also produces steam coal, coal bed methane gase, metallurgical coke and other related products.

As of December 31, 2009, the Company and its subsidiaries employed approximately 2,100 people, of whom approximately 1,300 were hourly workers and 800 were salaried employees.

The linked share’s SEC file number is 001-13711.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$6.80	$5.02	$6.02
June 30, 2004	$7.06	$5.82	$6.87
September 30, 2004	$8.15	$6.51	$8.08
December 31, 2004	$17.22	$7.68	$17.01
March 31, 2005	$24.09	$15.09	$21.46
June 30, 2005	$25.12	$16.70	$20.28
September 30, 2005	$24.96	$19.97	$24.68
December 30, 2005	$26.55	$19.90	$25.08
March 31, 2006	$34.86	$24.67	$33.61
June 30, 2006	$36.04	$22.50	$29.08
September 29, 2006	$28.58	$20.76	$21.53
December 29, 2006	$28.49	$19.97	$27.05
March 30, 2007	$28.75	$23.90	$24.75
June 29, 2007	$32.52	$25.58	$28.96
September 28, 2007	$32.23	$20.53	$26.90
December 31, 2007	$38.79	$26.80	$35.93
March 31, 2008	$64.45	$30.78	$62.63
June 30, 2008	$111.87	$61.66	$108.77
September 30, 2008	$110.21	$39.08	$47.45
December 31, 2008	$46.88	$11.12	$17.51
March 31, 2009	$26.25	$15.19	$22.87
June 30, 2009	$38.74	$21.57	$36.24
September 30, 2009	$67.79	$34.27	$60.06
December 31, 2009	$80.08	$53.11	$75.31
March 2, 2010*	$85.35	$63.60	$84.53

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WLT

Initial price: $84.53

Protection level: 75.00%

Protection price: $63.40

Physical delivery amount: 11($1,000/Initial price)

Fractional shares: 0.830119

Coupon: 10.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.47% per annum

Coupon amount monthly: $8.75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	5.25%		100.24%
+90%	5.25%		90.24%
+80%	5.25%		80.24%
+70%	5.25%		70.24%
+60%	5.25%		60.24%
+50%	5.25%		50.24%
+40%	5.25%		40.24%
+30%	5.25%		30.24%
+20%	5.25%		20.24%
+10%	5.25%		10.24%
+5%	5.25%		5.24%

0%	5.25%		0.24%

	Protection Price Ever Breached?
	NO	YES
-5%	5.25%	0.25%	-4.76%
-10%	5.25%	-4.75%	-9.76%
-20%	5.25%	-14.75%	-19.76%
-30%	N/A	-24.75%	-29.76%
-40%	N/A	-34.75%	-39.76%
-50%	N/A	-44.75%	-49.76%
-60%	N/A	-54.75%	-59.76%
-70%	N/A	-64.75%	-69.76%
-80%	N/A	-74.75%	-79.76%
-90%	N/A	-84.75%	-89.76%
-100%	N/A	-94.75%	-99.76%

FWP-95

United States Steel Corporation

According to publicly available information, United States Steel Corporation (the “Company”) is an integrated steel producer with major production operations in North America and Central Europe. An integrated producer uses iron ore and coke as primary raw materials for steel production. As of December 31, 2009, the Company has annual raw steel production capability of 31.7 million net tons and is the fifth largest steel producer in the world. The Company is also engaged in several other business activities, most of which are related to steel manufacturing. These include the production of coke in both the North America and Central Europe; and the production of iron ore pellets from taconite, transportation services (railroad and barge operations), real estate operations, and engineering and consulting services in North America.

The linked share’s SEC file number is 1-16811.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$40.15	$31.40	$37.27
June 30, 2004	$39.98	$25.23	$35.12
September 30, 2004	$39.98	$32.95	$37.62
December 31, 2004	$54.06	$32.15	$51.25
March 31, 2005	$63.90	$45.20	$50.85
June 30, 2005	$52.12	$34.05	$34.37
September 30, 2005	$45.95	$34.09	$42.35
December 30, 2005	$51.45	$33.59	$48.07
March 31, 2006	$64.47	$48.05	$60.68
June 30, 2006	$77.52	$56.15	$70.12
September 29, 2006	$70.66	$53.63	$57.68
December 29, 2006	$79.01	$54.18	$73.14
March 30, 2007	$101.60	$68.83	$99.17
June 29, 2007	$127.26	$99.07	$108.75
September 28, 2007	$116.37	$74.47	$105.94
December 31, 2007	$121.11	$85.05	$120.91
March 31, 2008	$128.30	$91.11	$126.87
June 30, 2008	$196.00	$122.00	$184.78
September 30, 2008	$180.57	$68.63	$77.61
December 31, 2008	$77.92	$20.73	$37.20
March 31, 2009	$41.30	$16.66	$21.13
June 30, 2009	$43.15	$20.18	$35.74
September 30, 2009	$51.65	$29.36	$44.37
December 31, 2009	$58.19	$33.25	$55.12
March 2, 2010*	$66.45	$42.33	$55.30

*	High, low and closing prices are for the period starting January 1, 2010 and ending March 2, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: X

Initial price: $55.30

Protection level: 75.00%

Protection price: $41.48

Physical delivery amount: 18($1,000/Initial price)

Fractional shares: 0.083183

Coupon: 12.50% per annum

Maturity: September 30, 2010

Dividend yield: 0.35% per annum

Coupon amount monthly: $10.42

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+100%	6.25%		100.18%
+90%	6.25%		90.18%
+80%	6.25%		80.18%
+70%	6.25%		70.18%
+60%	6.25%		60.18%
+50%	6.25%		50.18%
+40%	6.25%		40.18%
+30%	6.25%		30.18%
+20%	6.25%		20.18%
+10%	6.25%		10.18%
+5%	6.25%		5.18%

0%	6.25%		0.18%

	Protection Price Ever Breached?
	NO	YES
-5%	6.25%	1.25%	-4.82%
-10%	6.25%	-3.75%	-9.82%
-20%	6.25%	-13.75%	-19.82%
-30%	N/A	-23.75%	-29.82%
-40%	N/A	-33.75%	-39.82%
-50%	N/A	-43.75%	-49.82%
-60%	N/A	-53.75%	-59.82%
-70%	N/A	-63.75%	-69.82%
-80%	N/A	-73.75%	-79.82%
-90%	N/A	-83.75%	-89.82%
-100%	N/A	-93.75%	-99.82%

FWP-96